EXHIBIT 10.20


                                                         EXECUTION COUNTERPART







==================================================================

                             AMENDED AND RESTATED
                               CREDIT AGREEMENT


                           dated as of July 2, 1998


                                     among


                          MORRISON HEALTH CARE, INC.,


                          THE LENDERS LISTED HEREIN,

                   SUNTRUST BANK, ATLANTA, as Issuing Bank,

                     SUNTRUST BANK, ATLANTA, as Agent, and

                       WACHOVIA BANK, N.A., as Co-Agent

                     for the Issuing Bank and the Lenders

==================================================================


                              TABLE OF CONTENTS





                               TABLE OF CONTENTS


                                                                          Page

ARTICLE I.  DEFINITIONS; CONSTRUCTION ........................................1
      Section 1.01  Definitions...............................................1
      Section 1.02  Accounting Terms and Determination...................... 16
      Section 1.03  Other Definitional Terms.................................16
      Section 1.04  Exhibits and Schedules...................................16

ARTICLE II.  LOANS AND LETTERS OF CREDIT.....................................17
      Section 2.01  Commitments; Use of Proceeds.............................17
      Section 2.02  Swing Line Subfacility...................................18
      Section 2.03  Letter of Credit Subfacility.............................20
      Section 2.04  Notes; Repayment of Principal............................23
      Section 2.05  Voluntary Reduction of Commitments.......................23
      Section 2.06  Increase of the Commitments..............................24

ARTICLE III.  GENERAL LOAN TERMS.............................................25
      Section 3.01  Funding Notices..........................................25
      Section 3.02  Disbursement of Funds....................................26
      Section 3.03  Interest.................................................28
      Section 3.04  Interest Periods.........................................29
      Section 3.05  Fees.....................................................29
      Section 3.06  Voluntary Prepayments of Borrowings......................30
      Section 3.07  Payments, etc............................................31
      Section 3.08  Interest Rate Not Ascertainable, etc.....................34
      Section 3.09  Illegality...............................................34
      Section 3.10  Increased Costs..........................................35
      Section 3.11  Lending Offices..........................................36
      Section 3.12  Funding Losses...........................................37
      Section 3.13  Assumptions Concerning Funding of Eurodollar Advances....37
      Section 3.14  Apportionment of Payments................................37
      Section 3.15  Termination of Commitments...............................38
      Section 3.16  Sharing of Payments, Etc.................................38
      Section 3.17  Capital Adequacy.........................................38
      Section 3.18  Letter of Credit Obligations Absolute....................39

ARTICLE IV.  CONDITIONS TO BORROWINGS........................................40
      Section 4.01  Conditions Precedent to Initial Loans....................40
      Section 4.02  Conditions to Each Loan..................................42

ARTICLE V.  REPRESENTATIONS AND WARRANTIES...................................43
      Section 5.01  Corporate Existence; Compliance with Law.................43
      Section 5.02  Corporate Power; Authorization...........................43
      Section 5.03  Possession of Franchises, Licenses, Etc..................43
      Section 5.04  Enforceable Obligations..................................44
      Section 5.05  No Legal Bar.............................................44
      Section 5.06  No Material Litigation...................................44
      Section 5.07  Investment Company Act, Etc..............................44
      Section 5.08  Margin Regulations.......................................44
      Section 5.09  Compliance With Environmental Laws.......................44
      Section 5.10  Insurance................................................45
      Section 5.11  No Default...............................................45
      Section 5.12  No Burdensome Restrictions...............................46
      Section 5.13  Taxes....................................................46
      Section 5.14  Subsidiaries.............................................46
      Section 5.15  Financial Statements.....................................46
      Section 5.16  ERISA....................................................47
      Section 5.17  Patents, Trademarks, Licenses, Etc.......................48
      Section 5.18  Ownership of Property....................................48
      Section 5.19  Indebtedness.............................................48
      Section 5.20  Financial Condition......................................48
      Section 5.21  Labor Matters............................................49
      Section 5.22  Payment or Dividend Restriction..........................49
      Section 5.23  Sharing Agreements.......................................49
      Section 5.24  Disclosure...............................................49
      Section 5.25. Year 2000 Compliant......................................50

ARTICLE VI.  AFFIRMATIVE COVENANTS ..........................................50
      Section 6.01  Corporate Existence, Etc.................................50
      Section 6.02  Compliance with Laws, Etc................................50
      Section 6.03  Payment of Taxes and Claims, Etc.........................50
      Section 6.04  Keeping of Books.........................................50
      Section 6.05  Visitation, Inspection, Etc..............................50
      Section 6.06  Insurance; Maintenance of Properties.....................51
      Section 6.07  Reporting Covenants......................................51
      Section 6.08  Financial Covenants......................................55
      Section 6.09  Notices Under Certain Other Indebtedness.................55
      Section 6.10  Additional Credit Parties and Collateral.................55

ARTICLE VII.  NEGATIVE COVENANTS.............................................56
      Section 7.01  Indebtedness.............................................56
      Section 7.02  Liens....................................................57
      Section 7.03  Mergers, Sales, Acquisitions.............................58
      Section 7.04  Investments, Loans, Etc..................................59
      Section 7.05  Letters of Credit........................................60
      Section 7.06  Sale and Leaseback Transactions..........................61
      Section 7.07  Transactions with Affiliates.............................61
      Section 7.08  Changes in Business......................................61
      Section 7.09  ERISA....................................................61
      Section 7.10. Limitation on Payment Restrictions Affecting Consolidated
                    Companies................................................62
      Section 7.11  Actions Under Certain Documents..........................62
      Section 7.12  Additional Negative Pledges..............................62
      Section 7.13  Changes in Fiscal Year...................................62
      Section 7.14  Issuance of Stock by Subsidiaries........................62
      Section 7.15  Dividends................................................62

ARTICLE VIII.  EVENTS OF DEFAULT.............................................63
      Section 8.01  Payments.................................................63
      Section 8.02  Covenants Without Notice.................................63
      Section 8.03  Other Covenants..........................................63
      Section 8.04  Representations..........................................63
      Section 8.05  Non-Payments of Other Indebtedness.......................63
      Section 8.06. Defaults Under Other Agreements; Change In Control
                    Provisions...............................................63
      Section 8.07  Bankruptcy...............................................64
      Section 8.08  ERISA....................................................64
      Section 8.09  Judgments................................................65
      Section 8.10  Ownership of Credit Parties..............................65
      Section 8.11  Change in Control of Borrower............................65
      Section 8.12  Default Under Other Credit Documents; Sharing Agreements.66

ARTICLE IX.  THE AGENT.......................................................66
      Section 9.01  Appointment of Agent.....................................66
      Section 9.02  Authorization of Agent with Respect to the Security
                    Documents................................................67
      Section 9.03  Nature of Duties of Agent................................67
      Section 9.04  Lack of Reliance on the Agent............................67
      Section 9.05  Certain Rights of the Agent..............................68
      Section 9.06  Reliance by Agent........................................68
      Section 9.07  Indemnification of Agent.................................68
      Section 9.08  The Agent in its Individual Capacity.....................69
      Section 9.09  Holders of Notes.........................................69
      Section 9.10  Successor Agent..........................................69

ARTICLE X.  MISCELLANEOUS....................................................70
      Section 10.01  Notices.................................................70
      Section 10.02  Amendments, Etc.........................................70
      Section 10.03  No Waiver; Remedies Cumulative..........................71
      Section 10.04  Payment of Expenses, Etc................................71
      Section 10.05  Right of Setoff.........................................73
      Section 10.06  Benefit of Agreement; Assignments; Participations.......73
      Section 10.07  Governing Law; Submission to Jurisdiction...............75
      Section 10.08  Independent Nature of Lenders' Rights...................76
      Section 10.09  Counterparts............................................76
      Section 10.10  Effectiveness; Termination of Commitments; Survival.....77
      Section 10.11  Severability............................................77
      Section 10.12  Independence of Covenants...............................77
      Section 10.13  Change in Accounting Principles, Fiscal Year or Tax
                     Laws....................................................77
      Section 10.14  Headings Descriptive; Entire Agreement..................78




                                  SCHEDULES


Schedule 5.01           Organization and Ownership of
                           Subsidiaries
Schedule 5.05           Certain Pending and Threatened
                           Litigation
Schedule 5.09(a)        Environmental Compliance
Schedule 5.09(b)        Environmental Notices
Schedule 5.09(c)        Environmental Permits
Schedule 5.11           No Defaults
Schedule 5.12           Burdensome Restrictions
Schedule 5.13           Tax Filings and Payments
Schedule 5.14           Material Subsidiaries
Schedule 5.16           Employee Benefit Matters
Schedule 5.17           Patent, Trademark, License, and
                           Other Intellectual Property
                           Matters
Schedule 5.18           Ownership of Properties
Schedule 5.19           Labor and Employment Matters
Schedule 5.22           Dividend Restrictions
Schedule 5.23           Disclosure
Schedule 7.01           Existing Indebtedness
Schedule 7.02           Existing Liens



                                   EXHIBITS

Exhibit A         -     Form of Amended and Restated Revolving Credit Note
Exhibit B         -     Form of Amended and Restated Swing Line Note
Exhibit C         -     Subsidiary Guaranty Agreement
Exhibit D         -     Form of Closing Certificate
Exhibit E         -     Form of Opinion of Powell, Goldstein,
                          Frazer & Murphy, LLP
Exhibit F         -     Form of Assignment and Acceptance
Exhibit G         -     Form of Letter of Credit Application
Exhibit H         -     Form of Compliance Certificate




                                   Exhibit A

                     AMENDED AND RESTATED CREDIT AGREEMENT


            THIS CREDIT AGREEMENT (this "Agreement") made and entered into as of July 2, 1998, by and among MORRISON HEALTH CARE, INC., a Georgia corporation (the "Borrower"), SUNTRUST BANK, ATLANTA, a banking corporation organized under the laws of the State of Georgia ("SunTrust"), the other banks and lending institutions listed on the signature pages hereof, and any assignees of SunTrust, or such other banks and lending institutions which become "Lenders" as provided herein (SunTrust and such other banks, lending institutions, and assignees referred to collectively herein as the "Lenders"), SUNTRUST BANK, ATLANTA, as the issuing bank (the "Issuing Bank"), SUNTRUST BANK, ATLANTA, as Agent (the "Agent") for the Issuing Bank and the Lenders, and WACHOVIA BANK, N.A., as Co-Agent (the "Co-Agent") for the Issuing Bank and the Lenders;


                             W I T N E S S E T H:


            WHEREAS,  on  March  6,  1996,  Borrower  entered  into  a  Credit
Agreement by and among Borrower, SunTrust, the other banks and lending institutions listed on the signature pages thereof, and SunTrust Bank, Atlanta in its capacity as agent for such banks and lending institutions (the "Original Credit Agreement");

            WHEREAS, in connection with this Agreement, Borrower, the Lenders, and the Agent wish to amend and restate the Original Credit Agreement to increase the revolving credit facility thereunder and provide for a letter of credit subfacility, all as more particularly evidenced herein;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Borrower, the Lenders, the Issuing Bank, the Agent and the Co-Agent agree, upon the terms and subject to the conditions set forth herein as follows:

                                  ARTICLE I.

                           DEFINITIONS; CONSTRUCTION

            Section I.1. Definitions. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

            "Account Party" shall mean the Borrower or any Guarantor in whose account a Letter of Credit is to be or has been issued.

            "Advance" shall mean any principal amount advanced and remaining outstanding at any time as (i) the Revolving Loans, which Advances shall be made or outstanding as Base Rate Advances or Eurodollar Advances, as the case may be, or (ii) a Swing Line Loan, which Advances shall be made or outstanding as Swing Rate Advances.

            "Affiliate"  of any  Person  means any other  Person  directly  or indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person.

            "Agent" shall mean, SunTrust Bank, Atlanta, a Georgia banking corporation, as Agent for the Lenders and the Issuing Bank under this Agreement and the other Loan Documents and any successor agent appointed pursuant to Section 9.10 hereto.

            "Agreement"  shall  mean  this  Credit  Agreement,   as  hereafter
amended, restated, supplemented or otherwise modified from time to time.

            "Applicable Margin" shall mean the percentage designated below based on the Leverage Ratio of the Consolidated Companies, measured quarterly, effective in the next fiscal quarter immediately following the date of delivery of the Compliance Certificate to the Agent:

                   ------------------------------------------

                                          Applicable Margin
                       Leverage Ratio      (LIBOR Advance)
                   ==========================================


                   Less than 1.00:1.00                 0.50%
                   ------------------------------------------

                   Greater than or equal
                   to 1.00:1.00 and less
                   than 2.00:1.00                     0.625%
                   ------------------------------------------

                   Greater than or equal
                   to 2.00:1.00 and less
                   than 2.50:1.00                      0.75%
                   ------------------------------------------

                   Greater than or equal
                   to 2.50:1.00 and less
                   than 3.00:1.00                      1.00%
                   ------------------------------------------

      For purposes of the foregoing, (i) the Applicable Margin as of the Closing Date is 1.00% and shall remain 1.00% through and including August 31, 1998 (by way of example, as of the first day of the second fiscal quarter of the Borrower the Applicable Margin shall be calculated based upon the Leverage Ratio of the Consolidated Companies in the Compliance Certificate delivered by the Borrower for the first fiscal quarter of such year); and
(ii) if the Borrower fails to provide the Compliance Certificate and related financial statements required under Section 6.07(c) within the applicable time period set forth therein, the Applicable Margin shall be adjusted to 1.00% on the first day of the following fiscal quarter until such Compliance Certificate and related financial statements are delivered.

           "Assignment   and   Acceptance"   shall  mean  an  assignment  and
acceptance entered into by the Issuing Bank or a Lender and an Eligible Assignee in accordance with the terms of this Agreement and substantially in the form of Exhibit F.

            "Bankruptcy Code" shall mean The Bankruptcy Code of 1978, as amended and in effect from time to time (11 U.S.C. Section 101 et seq.).

            "Base Rate" shall mean (with any change in the Base Rate to be effective as of the date of change of either of the following rates) the higher of (i) the rate which the Agent publicly announces from time to time as its prime lending rate, as in effect from time to time, and (ii) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) per annum. The Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to customers; the Agent may make commercial loans or other loans at rates of interest at, above or below the Agent's prime lending rate.

            "Base Rate Advance" shall mean an Advance made or outstanding as a Revolving Loan bearing interest based on the Base Rate.

            "Base Rate Borrowing" shall mean a Borrowing made up of Base Rate Advances.

            "Borrower" shall mean Morrison Health Care, Inc., a Georgia corporation, its successors and permitted assigns.

            "Borrowing" shall mean the incurrence by Borrower under the Commitments of Advances of one Type concurrently having the same Interest Period or the continuation or conversion of an existing Borrowing or Borrowings in whole or in part.

            "Business Day" shall mean any day excluding Saturday, Sunday and any other day on which banks are required or authorized to close in Atlanta, Georgia and, if the applicable Business Day relates to Eurodollar Advances, any day on which trading is not carried on by and between banks in deposits of the applicable currency in the applicable interbank Eurocurrency market.

            "Capital Lease" shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on a balance sheet of such Person, other than, in the case of Borrower or any of its Subsidiaries, any such lease under which Borrower or a wholly-owned Subsidiary of Borrower is the lessor.

            "Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder which would, in accordance with GAAP, appear on a balance sheet of such lessee in respect of such Capital Lease.

            "Change in Control Provision" shall mean any term or provision contained in any indenture, debenture, note, or other agreement or document evidencing or governing Indebtedness of Borrower evidencing debt or a commitment to extend loans in excess of $500,000.00 which requires, or permits the holder(s) of such Indebtedness of Borrower to require that such Indebtedness of Borrower be redeemed, repurchased, defeased, prepaid or repaid, either in whole or in part, or the maturity of such Indebtedness of Borrower to be accelerated in any respect, as a result of a change in ownership of the capital stock of Borrower or voting rights with respect thereto.

            "Closing Certificate" shall mean that certificate of an officer of the Borrower substantially in the form of Exhibit D attached hereto.

            "Closing Date" shall mean July 2, 1998 or such later date on which the conditions to the initial loans set forth in Sections 4.01 and 4.02 are satisfied.

            "Co-Agent" shall mean, Wachovia Bank, N.A., a national banking association, as Co-Agent for the Lenders and the Issuing Bank under this Agreement and the other Loan Documents.

            "Commitment" shall mean, for any Lender at any time, the revolving credit facility severally established by such Lender pursuant to
Section 2.01, including, without duplication, such Lender's Pro Rata Share of the Letter of Credit Subfacility and, in the case of SunTrust, the Swing Line Subfacility, as the same may be decreased from time to time as a result of any reduction thereof pursuant to Section 2.05, or increased from time to time as a result of any increase thereof pursuant to Section 2.06, any assignment thereof pursuant to Section 10.06, or any amendment thereof pursuant to Section 10.02.

            "Commitment Fee" shall have the meaning ascribed to it in Section 3.05(a).

            "Compliance Certificate" shall mean the certificate delivered by the Borrower to the Agent substantially in the form of Exhibit H attached hereto.

            "Consolidated Companies" shall mean, collectively, Borrower and all of its Subsidiaries.

           "Consolidated EBITDA" shall mean for any period, an amount equal to the sum for the trailing four fiscal quarter period of Consolidated Net Income (Loss), plus, to the extent deducted therefrom in determining such Consolidated Net Income (Loss), the sum of (i) taxes based on income (whether paid or deferred), (ii) Consolidated Interest Expense, (iii) depreciation of assets, and (iv) amortization.

            "Consolidated EBITR" shall mean for any period, an amount equal to the sum for the trailing four fiscal quarter period of Consolidated Net Income (Loss) of the Consolidated Companies, plus, to the extent deducted therefrom in determining Consolidated Net Income (Loss), the sum of (i) Consolidated Interest Expense, (ii) taxes based on income (whether paid or deferred), and (iii) Rental Obligations for such period.

            "Consolidated   Funded  Debt"  shall  mean,  as  of  any  date  of
determination, the Funded Debt of the Consolidated Companies.

            "Consolidated Interest Expense" shall mean, for any period, total interest expense of the Consolidated Companies (including without limitation, interest expense attributable to Capital Leases, all capitalized interest, all commissions, discounts and other fees and charges owed with respect to bankers acceptance financing, net costs (i.e., costs minus benefits) under Interest Rate Contracts, and total interest expense (whether shown as interest expense or as loss and expenses on sales of receivables) under a receivables purchase facility) determined on a consolidated basis in accordance with GAAP.

            "Consolidated  Net Income  (Loss)" shall mean,  with  reference to any period,  the net income (or  deficit) of the  Consolidated  Companies  for such period (taken as a cumulative whole), after deducting all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in accordance with GAAP on a consolidated basis, after eliminating all intercompany transactions and after deducting portions of income properly attributable to minority interests, if any, in the stock and surplus of the Subsidiaries of the Borrower.

            "Consolidated Net Worth" shall mean the shareholders' equity of the Borrower calculated in accordance with GAAP, less treasury stock.

            "Contractual Obligation" of any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property owned by it is bound.

            "Credit Documents" shall mean, collectively, this Agreement, the Notes, the Guaranty Agreement, all Letter of Credit Applications and all other instruments, documents, certificates, agreements and writings executed in connection herewith, each as amended, restated, supplemented or otherwise modified from time to time.

            "Credit Parties" shall mean, collectively, each of the Borrower and the Guarantor.

            "Default" shall mean any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

            "Dollar" and "U.S. Dollar" and the sign "$" shall mean lawful money of the United States of America.

            "Eligible Assignee" shall mean (i) a commercial bank organized under the laws of the United States or any state thereof having total assets in excess of $1,000,000,000.00 or any commercial finance or asset-based lending Affiliate of any such commercial bank and (ii) any Lender.

            "Environmental  Laws"  shall mean all  federal,  state,  local and foreign statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, now or hereafter in effect (including, without limitation, those with respect to asbestos or asbestos containing material or exposure to asbestos or asbestos containing material), relating to pollution or protection of the environment and relating to public health and safety, relating to (i) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial toxic or hazardous constituents, substances or wastes, including without limitation, any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law, and (iii) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation (a) the Clean Air Act (42 U.S.C. Section 7401 et seq.), (b) the Clean Water Act (33 U.S.C. Section 1251 et seq.), (c) the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), (d) the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), (e) the Comprehensive Environmental
Response Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act (42 U.S.C. Section 9601 et seq.), and (f) all applicable national and local laws or regulations with respect to environmental control.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

            "ERISA Affiliate" shall mean, with respect to any Person, each trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Tax Code.

            "Eurodollar Advance" shall mean an Advance made or outstanding as a Revolving Loan bearing interest equal to LIBOR plus the Applicable Margin for such Advance.

           "Eurodollar   Borrowing"   shall  mean  a  Borrowing  made  up  of
Eurodollar Advances.

            "Event of  Default"  shall have the  meaning  provided  in Article
VIII.

            "Executive Officer" shall mean with respect to any Person, the President, Vice Presidents, Chief Financial Officer, Treasurer, Secretary and any Person holding comparable offices or duties.

            "Federal Funds Rate" shall mean for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Atlanta, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

            "Fiscal Year" shall mean any twelve calendar month period ending on May 31 of any year; references to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1996") refer to the Fiscal Year ending on the first Saturday occurring after May 30 of that year.

            "Fiscal Year End" shall mean the last day of any Fiscal Year.

            "Fixed Charge Coverage Ratio" shall mean, for any period, the ratio of (i) Consolidated EBITR to (ii) Fixed Charges for such period.

            "Fixed Charges" shall mean, with reference to any period, determined in accordance with GAAP on a consolidated basis, the sum of the following for the Consolidated Companies, after eliminating all intercompany items:

      (a)   Consolidated Interest Expense for such period; and

      (b) all Rental Obligations payable as lessee under any operating lease properly charged or chargeable to income during such period in accordance with GAAP;

provided that any interest charges or rentals paid or accrued by any Person acquired by the Borrower or any of its Subsidiaries during such period, through purchase, merger, consolidation or otherwise, shall be included in "Fixed Charges" only to the extent that the earnings of such Person are taken into account in determining EBITR for such period.

            "Funded  Debt"  shall  mean,   as  applied  to  any  Person,   all
Indebtedness of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendable at the option of the debtor to a date one year or more (including an option of the debtor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof, provided that Funded Debt shall include, as at any date of determination, any portion of such Indebtedness outstanding on such date which matures on demand or within one year from such date (whether by sinking fund, other required prepayment, or final payment at maturity) and shall also include all Indebtedness of such Person for borrowed money outstanding under a line of credit, guidance line, revolving credit, bankers acceptance facility or similar arrangement for borrowed money, including, without limitation, all unpaid drawings under letters of credit and unreimbursed amounts pursuant to letter of credit reimbursement agreements, regardless of the maturity date thereof.

            "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or, if no such statements are promulgated, then such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

            "Guarantors" shall mean, (i) Culinary Solutions, Inc. and (ii) all other Material Subsidiaries of the Borrower, and their respective successors and permitted assigns.

            "Guaranty" shall mean any contractual obligation, contingent or otherwise (other than letters of credit), of a Person with respect to any Indebtedness or other obligation or liability of another Person, including without limitation, any such Indebtedness, obligation or liability directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including contractual obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or any agreement to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make any payment other than for value received. The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which guaranty is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

            "Guaranty Agreement" shall mean the Subsidiary Guaranty Agreement executed initially by Culinary Solutions, Inc. and thereafter by any and all Material Subsidiaries of the Borrower in favor of the Lenders, the Issuing Bank and the Agent, substantially in the form of Exhibit C as the same may be amended, restated or supplemented from time to time.

           "Hazardous Substances" shall have the meaning assigned to that term in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Acts of 1986.

            "Hostile Acquisition" shall mean any Investment resulting in control of a Person involving a tender offer or proxy contest that has not been recommended or approved by the board of directors of the Person that is the subject of the Investment prior to the first public announcement or disclosure relating to such Investment.

            "Indebtedness" of any Person shall mean, without duplication (i) all obligations of such Person which in accordance with GAAP would be shown on the balance sheet of such Person as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, and obligations evidenced by bonds, debentures, notes or other similar instruments); (ii) all Capital Lease Obligations; (iii) all Guaranties of such Person; (iv) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed; and (v) obligations or other liabilities under currency contracts, Interest Rate Contracts, or similar agreements or combinations thereof. Notwithstanding the foregoing, in determining the Indebtedness of any Person, there shall be included all obligations of such Person of the character referred to in clauses (i) through (v) above deemed to be extinguished under GAAP but for which such Person remains legally liable except to the extent that such obligations (x) have been defeased in accordance with the terms of the applicable instruments governing such obligations and (y) the accounts or other assets dedicated to such defeasance are not included as assets on the balance sheet of such Person.

            "Interest Period" shall mean (i) as to any Eurodollar Advances, the interest period selected by the Borrower pursuant to Section 3.04(a) hereof, and (ii) as to any Swing Rate Advances, the interest period requested by the Borrower and agreed to by the Swing Line Lender pursuant to Section 3.01(a)(ii) hereof.

            "Interest Rate Contract" shall mean all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate insurance and other agreements and arrangements designed to provide protection against fluctuations in interest rates, in each case as the same may be from time to time amended, restated, renewed, supplemented or otherwise modified.

            "Investment" shall mean, when used with respect to any Person, any direct or indirect advance, loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution by such Person (by means of transfers of property to others or payments for property or services for the account or use of others, or otherwise) to any Person, or any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, capital stock, partnership interests, bonds, notes, debentures or other securities issued by any other Person.

            "Issuing Bank" shall mean SunTrust Bank, Atlanta or any other Lender who hereafter may be designated as an Issuing Bank pursuant to an Assignment and Acceptance Agreement or otherwise.

            "Lender" or "Lenders" shall mean SunTrust, the other banks and lending institutions listed on the signature pages hereof, and each assignee thereof, if any, pursuant to Section 10.06(c).

            "Lending Office" shall mean for each Lender, the office such Lender may designate in writing from time to time to Borrower and the Agent with respect to each Type of Loan.

            "Letter of Credit Application" shall mean an "Application and Agreement for Standby Letter of Credit" duly executed and delivered by the Borrower or any of its Subsidiaries substantially in the form of Exhibit G attached hereto.

            "Letter of Credit Obligations" shall mean, with respect to Letters of Credit, as at any date of determination, the sum of (a) the maximum aggregate amount which at such date of determination is available to be drawn by the beneficiaries thereof (assuming the conditions for drawing thereunder have been met) under all Letters of Credit outstanding, plus (b) the aggregate amount of all drawings under Letters of Credit honored by the Agent not theretofore reimbursed by the Borrower.

            "Letter of Credit Subfacility" shall mean the $5,000,000 letter of credit facility established by the Lenders pursuant to which the Issuing Bank will issue Letters of Credit for the account of an Account Party pursuant to Section 2.03 hereof.

            "Letters of Credit" shall mean all letters of credit issued pursuant to Article II hereof after the Closing Date by the Issuing Bank for the account of the Borrower pursuant to the Commitments.

            "Leverage Ratio" shall mean for any period the ration of (i) Total Funded Debt to (ii) EBITDA.

           "LIBOR" shall mean, for any Interest Period, with respect to Eurodollar Advances the offered rate for deposits in U.S. Dollars, for a period comparable to the Interest Period and in an amount comparable to the Agent's portion of such Advances, appearing on the Telerate Screen Page 3750 as of 11:00 A.M. (London, England time) on the day that is two London Business Days prior to the first day of the Interest Period. If two or more of such rates appear on the Reuters Screen LIBO Page, the rate for that Interest Period shall be the arithmetic mean of such rates. If the foregoing rate is unavailable from the Telerate Page for any reason, then such rate shall be determined by the Agent from Reuters Screen LIBO Page or, if such rate is also unavailable on such service, then on any other interest rate reporting service of recognized standing designated in writing by the Agent to Borrower and the other Lenders; in any such case rounded, if necessary, to the next higher 1/16 of 1.0%, if the rate is not such a multiple.

            "Lien" shall mean any mortgage, pledge, security interest, lien, charge, hypothecation, assignment, deposit arrangement, title retention, preferential property right, trust or other arrangement having the practical effect of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

            "Loans" shall mean, collectively, the Revolving Loans and the Swing Line Loans.

            "Margin Regulations" shall mean Regulation G, Regulation T, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

            "Material Subsidiary" shall mean (i) each Credit Party other than the Borrower, and (ii) each other Subsidiary of the Borrower, now existing or hereafter established or acquired, that at any time prior to the Maturity Date, has or acquires total assets in excess of $1,000,000.00, or that accounted for or produced more than 5% of the Consolidated Net Income (Loss) of the Borrower on a consolidated basis during any of the three most recently completed Fiscal Years of the Borrower, or that is otherwise material to the operations or business of the Borrower or another Material Subsidiary.

            "Materially Adverse Effect" shall mean any materially adverse change in (i) the business, results of operations, financial condition, assets or prospects of the Consolidated Companies, taken as a whole, (ii) the ability of Borrower to perform its obligations under this Agreement, or (iii) the ability of the other Credit Parties (taken as a whole) to perform their respective obligations under the Credit Documents.

            "Maturity  Date" shall mean the  earlier of (i) July 2, 2003,  and
(ii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable pursuant to the provisions of Article VIII.

            "MFCI" shall mean Morrison Fresh Cooking, Inc., a wholly-owned subsidiary of Morrison.

            "Morrison" shall mean Morrison Restaurants, Inc., a Delaware corporation.

            "Moody's" shall mean Moody's Investors Service, Inc.

            "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

            "Net Proceeds" shall mean, with respect to any equity offering or issuance of Subordinated Debt, (i) all cash received with respect thereto, whether by way of deferred payment pursuant to a promissory note, a receivable or otherwise (and interest paid thereon), plus (ii) the higher of the book value or the fair market value of any assets (including any stock) received with respect thereto, in each case, net of reasonable and customary sale expenses, fees and commissions incurred and taxes paid or expected to be payable within the next twelve months in connection therewith.

            "Notes" shall mean, collectively, the Revolving Credit Notes and the Swing Line Note.

            "Notice of Borrowing" shall have the meaning provided in Section 3.01(a)(i).

            "Notice  of   Conversion/Continuation"   shall  have  the  meaning
provided in Section 3.01(b)(i).

            "Notice of Swing Line Loan"  shall have the  meaning  provided  in
Section 3.01(b)(ii).

            "Obligations" shall mean all amounts owing to the Agent, the Co-Agent, the Issuing Bank or any Lender pursuant to the terms of this Agreement or any other Credit Document, including, without limitation, all Loans (including all principal and interest payments due thereunder), Letter of Credit Obligations, fees, expenses, indemnification and reimbursement payments, indebtedness, liabilities, and obligations of the Credit Parties, direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising, together with all renewals, extensions, modifications or refinancings thereof.

            "Payment   Office"   shall  mean  with   respect  to  payments  of
principal, interest, fees or other amounts relating to the Revolving Loans, the Swing Line Loans, Letter of Credit Obligations and all other Obligations, the office specified as the "Payment Office" for the Agent on the signature page of the Agent, or such other location as to which the Agent shall have given written notice to the Borrower.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

            "Permitted  Liens" shall mean those Liens  expressly  permitted by
Section 7.02.

            "Person" shall mean any individual, partnership, firm, corporation, association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof.

           "Plan"  shall  mean any  "employee  benefit  plan" (as  defined in
Section 3(3) of ERISA), including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits.

            "Pro Rata Share" shall mean, with respect to each of the Commitments of each Lender, each Revolving Loan to be made by, and each payment (including, without limitation, any payment of principal, interest or fees) to be made to each Lender with respect to the Revolving Loans, the percentage designated as such Lender's Pro Rata Share of such Commitments, such Loans or such payments, as applicable, set forth in Section 2.01, in each case as such Pro Rata Share may change from time to time as a result of assignments or amendments made pursuant to this Agreement.

            "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

            "Rental Obligations" shall mean, with reference to any period, the aggregate amount of all rental obligations for which the Consolidated
Companies are directly or indirectly liable (as lessee or as guarantor or other surety but without duplication) under all leases in effect at any time during such period (other than operating leases for motor vehicles, computers, office equipment and other similar items used in the ordinary course of business of the Consolidated Companies), including all such amounts for which any Person was liable during the period immediately prior to the date such Person became a Subsidiary of the Borrower or was merged into or consolidated with the Borrower or a Subsidiary of the Borrower, as determined in accordance with GAAP.

            "Requested  Commitment Amount" shall have the meaning set forth in
Section 2.06(a).

            "Required Lenders" shall mean at any time, the Lenders holding at least 66 2/3% of the committed funds under the Commitments, whether or not advanced, or, following the termination of all of the Commitments, the Lenders holding at least 66 2/3% of the aggregate outstanding Advances at such time.

            "Requirement of Law" for any person shall mean the articles or certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.


            "Reuters Screen" shall mean, when used in connection with any designated page and LIBOR, the display page so designated on the Reuters Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

            "Revolving Credit Notes" shall mean, collectively, the amended and restated promissory notes evidencing the Revolving Loans in the form attached hereto as Exhibit A, either as originally executed or as hereafter amended, modified or supplemented.

            "Revolving Loans" shall mean, collectively, the revolving loans made to the Borrower by the Lenders pursuant to Section 2.01.

            "RTI" shall mean Ruby Tuesday, Inc., a Georgia corporation.

            "Security Documents" shall mean, collectively, the Guaranty Agreement and each other guaranty agreement, mortgage, deed of trust, security agreement, pledge agreement, or other security or collateral document guaranteeing or securing the Obligations, now or hereafter executed, as the same may be amended, restated, supplemented or otherwise modified from time to time.

            "Sharing Agreements" shall mean, collectively, (i) that certain Distribution Agreement, dated as of March 2, 1996 by and among Morrison, MFCI and Borrower, as amended (ii) that certain License Agreement, dated as of March 2, 1996, by and between MFCI and Borrower, as amended (iii) that certain License Agreement, dated as of March 2, 1996, by and between Borrower and RTI, as amended (iv) that certain Amended and Restated Tax Allocation and Indemnification Agreement, dated as of March 2, 1996, by and among Morrison, Borrower, MFCI and certain other subsidiaries of Morrison, as amended and (v) that certain Agreement Respecting Employee Benefit Matters, dated as of March 2, 1996, by and among Morrison, MFCI and Borrower, as amended.

            "Subordinated Debt" shall mean all Indebtedness of Borrower subordinated to all obligations of Borrower or any other Credit Party arising under this Agreement, the Notes, and the Guaranty Agreement, created, incurred or assumed on terms and conditions satisfactory in all respects to the Agent, the Issuing Bank and the Lenders, including without limitation, with respect to interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, and subordination provisions, as evidenced by the written approval of the Agent, the Issuing Bank and the Lenders.

           "Subsidiary"   shall  mean,  with  respect  to  any  Person,   any
corporation or other entity (including, without limitation, partnerships, joint ventures, and associations) regardless of its jurisdiction of organization or formation, at least a majority of the total combined voting power of all classes of voting stock or other ownership interests of which shall, at the time as of which any determination is being made, be owned by such Person, either directly or indirectly through one or more other Subsidiaries.

            "Swing Line Lender" shall mean SunTrust and its successors and assigns.

            "Swing Line Note" shall mean the amended and restated promissory note of the Borrower payable to the order of the Swing Line Lender, in substantially the form of Exhibit B hereto, evidencing the maximum aggregate principal indebtedness of the Borrower to the Swing Line Lender with respect to outstanding Swing Line Loans made by the Swing Line Lender pursuant to the Swing Line Subfacility, either as originally executed or as it may be from time to time supplemented, modified, amended, renewed or extended.

            "Swing Line Subfacility" shall mean $10,000,000, as such amount may be reduced pursuant to Section 2.05 or amended or modified pursuant to
Section 10.02 hereof.

            "Swing Rate" shall mean, as to any Swing Line Loan, the interest rate per annum agreed to by the Borrower and the Swing Line Lender for such Loan for the requested Interest Period pursuant to the procedure set forth in
Section 3.01(a)(ii).

            "Swing Rate Advance" shall mean any Advance outstanding hereunder bearing interest based upon the Swing Rate.

            "Swing Line Loan" shall mean a Loan made by the Swing Line Lender pursuant to Section 2.02 hereof.

            "Tax Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

            "Taxes" shall mean any present or future taxes,  levies,  imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including without limitation, income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

            "Telerate" shall mean, when used in connection with any designated page and LIBOR, the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

            "Total   Capitalization"   shall   mean,   as  of  any   date   of
determination,  the sum of (i) Total Funded Debt, plus (ii)  Consolidated  Net
Worth.

            "Total Funded Debt" shall mean, for any Person Consolidated Funded Debt plus the present value of all minimum lease commitments to make payments with respect to operating leases of such Person, determined based upon a discount of ten percent (10%) in accordance with the Standard & Poor's methodology.

            "Type" of Borrowing shall mean a Borrowing consisting of Base Rate Advances, Eurodollar Advances or Swing Rate Advances.

            "Voting Stock" shall mean securities of any class or classes, the holders of which are entitled to elect all of the corporate directors (or Persons performing similar functions).

            "Year 2000 Compliant" shall mean that neither the performance nor functionality of the operating systems for Borrower's or its Subsidiaries' computers, all software applications that run on Borrower's and its
Subsidiaries' computers, and all of Borrower's and its Subsidiaries' machinery and equipment, is affected by dates prior to, during, spanning or after January 1, 2000, and shall include, but not be limited to (a) accurately processing (including, but not limited to calculating, comparing and sequencing) date and time data from, into, and between the years 1999 and 2000 and leap year calculations, (b) functioning without error, interruption or decreased performance relating to such date and time data, (c) accurately processing such date and time data when used in combination with other technology, if the other technology properly exchanges date and time data,
(d) accurate date and time data century recognition, (e) calculations that accurately use same century and multi-century formulas and date and time values, (f) date and time data interface values which reflect the correct century, and (g) processing, storing, receiving and outputting all date and time data in a format that accurately indicates the century of the date and time data.

            Section I.2. Accounting Terms and Determination. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared, and all financial records shall be maintained in accordance with, GAAP.

            Section I.3. Other Definitional Terms. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule, Exhibit and like references are to this Agreement unless otherwise specified.

            Section I.4.    Exhibits   and   Schedules.   All   Exhibits   and
Schedules attached hereto are by reference made a part hereof.



                                 ARTICLE II.

                          LOANS AND LETTERS OF CREDIT

            Section II.1.   Commitments; Use of Proceeds.

            (a) Commitments. Subject to and upon the terms and conditions herein set forth, each Lender severally establishes in favor of the Borrower, from on and after the Closing Date, but prior to the Maturity Date, a revolving credit facility in favor of the Borrower in aggregate principal at any one time outstanding not to exceed the sum set forth opposite such Lender's name below, ("Commitment"), as the same may be reduced from time to time pursuant to the terms hereof:

                                                            ProRata Share of
                                          Commitments       Commitments

            SunTrust Bank, Atlanta        $25,000,000.00     33.3333%
            Wachovia Bank, N.A.           $20,000,000.00     26.6667%
            NationsBank, N.A.             $15,000,000.00     20.0000%
            First Union National Bank     $15,000,000.00     20.0000%
                                          --------------    ---------
                  Total                   $75,000,000.00    100.0000%
                                          ==============    =========
      The  Lenders,  subject  to and upon the terms and  conditions  set forth herein, from time to time, agree to make to the Borrower Revolving Loans in an aggregate principal amount outstanding at any time not to exceed such Lender's Commitment. Borrower shall be entitled to repay and reborrow Revolving Loans in accordance with the provisions hereof. In addition to Revolving Loans, the Borrower may request, from on and after the Closing Date but prior to the Maturity Date, that the Swing Line Lender extend to the Borrower Swing Line Loans subject to and upon the terms and conditions herein set forth. Notwithstanding any provision of this Agreement to the contrary, within the limits of the Commitments, the Borrower may borrow, repay and reborrow under the terms of this Agreement, provided however, that (i) the Borrower may neither borrow nor reborrow should there exist a Default or an Event of Default, (ii) the aggregate outstanding amount of Advances after giving effect to each Borrowing plus the Letter of Credit Obligations shall not exceed the aggregate Commitments.


            (b) Amount and Terms of Loans. Each Revolving Loan shall, at the option of Borrower, be made or continued as, or converted into, part of one or more Borrowings that shall consist entirely of Base Rate Advances or Eurodollar Advances. Each Swing Line Loan shall consist of Swing Rate Advances made by the Swing Line Lender in accordance with the procedure described in Section 2.02. Each Eurodollar Borrowing shall be in a principal amount of not less than $5,000,000 or a greater integral multiple of $1,000,000, and each Base Rate Borrowing shall be in a principal amount of not less than $1,000,000 or a greater integral multiple of $100,000. At no time shall the aggregate number of Eurodollar Borrowings outstanding under this Article II exceed six (6).

            (c) Use of Proceeds. The proceeds of Revolving Loans, Swing Line Loans and Letters of Credit shall be used solely to refinance Indebtedness of Borrower existing on the Closing Date, to make Investments and finance acquisitions permitted by the terms hereof, to fund working capital needs of the Borrower and for other general corporate purposes of the Borrower.

            Section II.2.  Swing Line Subfacility.

            (a)   Swing  Line  Subfacility.  Subject to and upon the terms and conditions herein set forth, the Swing Line Lender severally establishes in favor of the Borrower, from on and after the Closing Date, but prior to the Maturity Date, its Swing Line Subfacility within its Commitment. Sections 3.01 and 3.02 shall apply equally to Borrowings made under the Swing Line Subfacility and Borrowings requested or made through Section 2.01. The Swing Line Lender, subject to and upon the terms and conditions set forth herein, from time to time, agrees to make to the Borrower Swing Line Loans in an aggregate principal amount outstanding at any time not to exceed the Swing Line Subfacility. Borrower shall be entitled to repay and reborrow Swing Line Loans in accordance with the provisions hereof. Notwithstanding any provision of this Agreement to the contrary, the sum of (x) the aggregate principal amount of the Revolving Loans, plus (y) the aggregate principal amount of the Swing Line Loans at any one time outstanding, plus (z) the Letter of Credit Obligations, shall not exceed the aggregate Commitments.

            (b) Amount and Terms of Swing Line Loans. Each Swing Line Loan shall be made as a Swing Rate Advance from the Swing Line Lender at the Swing Rate and Interest Period established by the Borrower and the Swing Line Lender on the date of each request for a Swing Line Loan in accordance with Section 3.01(a)(ii). Each Swing Line Loan shall be in a principal amount of not less than $100,000 or a greater integral multiple of $10,000. At no time shall the aggregate number of Swing Line Loans outstanding under this Article II exceed two.


           (c) Repayment by Revolving Loans. If (i) any Swing Line Loan shall be outstanding upon the occurrence of an Event of Default, or
      (ii) after giving effect to any request for a Swing Line Loan or a Revolving Loan, the aggregate principal amount of the Revolving Loans, Swing Line Loans and Letter of Credit Obligations outstanding to the Swing Line Lender would exceed the Swing Line Lender's Commitment, then each Lender hereby agrees, upon request from the Swing Line Lender, to make a Revolving Loan (which shall be initially funded as a Base Rate Borrowing) in an amount equal to such Lender's Pro Rata Share of the outstanding principal amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given. On or before 11:00 a.m. (local time for the Agent) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each such Lender (other than the Swing Line Lender) shall deposit in an account specified by the Agent to the Lenders from time to time the amount so requested in same day funds, whereupon such funds shall be immediately delivered to the Swing Line Lender (and not the Borrower) and applied to repay the Refunded Swing Line Loans. On the day such Revolving Loans are made, the Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of the Revolving Loans made by the
      Swing Line Lender. Upon the making of any Revolving Loan pursuant to this clause, the amount so funded shall become due under such Lender's Revolving Credit Note and shall no longer be owed under the Swing Line Note. Each Lender's obligation to make the Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Credit Party; (iv) the acceleration or maturity of any Loans or the termination of the Commitments after the making of any Swing Line Loan; (v) any breach of this Agreement by the Borrower or any other Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.


            (d) Purchase of Participations. In the event that (i) the Borrower or any Subsidiary is subject to any bankruptcy or insolvency proceedings as provided in Section 8.07 or (ii) if the Swing Line Lender otherwise requests, each Lender shall acquire without recourse or warranty an undivided participation interest equal to such Lender's Pro Rata Share of the Commitments of any Swing Line Loan otherwise required to be repaid by such Lender pursuant to the preceding clause by paying to the Swing Line Lender on the date on which such Lender would otherwise have been required to make a Revolving Loan in respect of such Swing Line Loan pursuant to the preceding clause, in same day funds, an amount equal to such Lender's Pro Rata Share of such Swing Line Loan, and no Revolving Loans shall be made by such Lender pursuant to the preceding clause. From and after the date on which any Lender purchases an undivided participation interest in a Swing Line Loan pursuant to this clause, the Swing Line Lender shall distribute to such Lender (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation interest is outstanding and funded) its ratable amount of all payments of principal and interest in respect of such Swing Line Loan in like funds as received; provided, however, that in the event such payment received by the Swing Line Lender is required to be returned to the Borrower, such Lender shall return to the Swing Line Lender the portion of any amounts which such Lender had received from the Swing Line Lender in like funds.

            (e) Swing Line Loans Following Notice of Event of Default. Notwithstanding the foregoing provisions of this Section 2.02, no Lender shall be required to make a Revolving Loan to Borrower for the purpose of refunding a Refunded Swing Line Loan pursuant to Section 2.02(c) above or to purchase a participating interest in a Swing Line Loan pursuant to Section 2.02(d) above if a Default or Event of Default has occurred and is continuing, and, prior to the making by the Swing Line Lender of such Swing Line Loan, the Swing Line Lender had received written notice from the Borrower or any Lender specifying that such Default or Event of Default had occurred and was continuing (and identifying the same as a Default or Event of Default hereunder).

            Section II.3.  Letter of Credit Subfacility.

            (a) Terms of Issuance of Letters of Credit. Subject to, and upon the terms and conditions set forth herein, the Borrower may request, in accordance with the provisions of this Section 2.03 and the other terms of this Agreement, that on and after the Closing Date but prior to the Maturity Date, that the Issuing Bank, on behalf of the Lenders, and in reliance on the agreements of the Lenders set forth below, issue a Letter of Credit or Letters of Credit for the account of the Borrower or any Guarantor; provided that the Borrower or such Guarantor executes and delivers to the Agent and the Issuing Bank a Letter of Credit Application, provided further that (i) no Letter of Credit shall have an expiration date that is later than one year after the date of issuance thereof (provided that a Letter of Credit may provide that it is extendible for consecutive one year periods); (ii) the Borrower shall not request that the Issuing Bank issue any Letter of Credit, if, after giving effect to such issuance, the sum of the aggregate Letter of Credit Obligations plus the aggregate outstanding principal amount of the Advances would exceed the aggregate amount of the Commitments; and (iii) the Borrower shall not request that the Issuing Bank issue any Letter of Credit if after giving effect to such issuance, the aggregate Letter of Credit Obligations would exceed the amount of the Letter of Credit Subfacility. To the extent of any conflict between the terms of this Agreement and any Letter of Credit Application, this Agreement shall control.

           (b)   Notice  of  Issuance  of  Letter of  Credit;  Agreement  to
      Issue. Whenever the Borrower desires the issuance of a Letter of Credit, it shall, in addition to any application and documentation procedures reasonably required by the Agent and the Issuing Bank for the issuance of such Letter of Credit, deliver to the Agent and the Issuing Bank a written notice no later than 11:00 AM (local time for the Agent) at least two (2) Business Days in advance of the proposed date of issuance and the Agent shall promptly forward a copy of such notice to each Lender. Each such notice shall specify (i) the Account Party, (ii) the proposed date of issuance (which shall be a Business
      Day); (iii) the face amount of the Letter of Credit; (iv) the expiration date of the Letter of Credit; and (v) the name and address of the beneficiary with respect to such Letter of Credit and shall attach a precise description of the documentation and a verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit which would require the Issuing Bank to make payment under the Letter of Credit, provided that the Issuing Bank may require reasonable changes in any such documents and certificates in accordance with its customary letter of credit practices, and provided further, that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the same Business Day that such draft is presented if such presentation is made after 11:00 AM (Atlanta, Georgia time). In determining whether to pay any draft under any Letter of Credit, the Issuing Bank shall be responsible only to determine that the documents and certificate required to be delivered under its Letter of Credit have been delivered, and that they comply on their face with the requirements of the Letter of Credit. Promptly after receiving the notice of issuance of a Letter of Credit, the Agent shall notify each Lender of such Lender's respective participation therein, determined in accordance with its respective Pro Rata Share of the Commitments.

            (c)   Agreement  to Issue  Letters of  Credit.  The  Issuing  Bank
      agrees, subject to the terms and conditions set forth in this Agreement, to issue for the account of such Account Party a Letter of Credit in a face amount equal to the face amount requested under paragraph (b) above, following its receipt of a notice required by paragraph (d) below. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Bank a participation in such Letter of Credit and any drawing thereunder in an amount equal to such Lender's Pro Rata Share of the Commitments multiplied by the face amount of such Letter of Credit. Upon issuance and amendment or extension of any Letter of Credit, the Issuing Bank shall provide a copy of each such Letter of Credit issued, amended or extended hereunder to the Agent and each Lender.

            (d) Payment of Amounts Drawn Under Letters of Credit. In the event of any request for a drawing under any Letter of Credit by the beneficiary thereof, the Issuing Bank shall notify the Borrower, the Agent and the Lenders on or before the date on which the Agent intends to honor such drawing, and the Borrower and the Account Party (if other than the Borrower) jointly and severally agree to reimburse the Issuing Bank on the day on which such drawing is honored in an amount, in same day funds, equal to the amount of such drawing.


                 (i) Notwithstanding any provision of this Agreement to the contrary, to the extent that any Letter of Credit or portion thereof remains outstanding on the Maturity Date, for any reason whatsoever, the Borrower, each Guarantor and the Lenders hereby agree that the beneficiary or beneficiaries thereof shall be deemed to have made a drawing under the Commitments of all available amounts outstanding pursuant to such Letters of Credit on the Maturity Date, which amount shall be held by the Issuing Bank as cash collateral for its remaining obligations pursuant to such Letters of Credit. provided however, that if any such Letter of Credit Outstanding on the Maturity Date is
            (i) surrendered    for    cancellation    by   the    beneficiary,
            (ii) expires, or (iii) is terminated for any reason, prior to the Issuing Bank honoring a request for a drawing under such Letter of Credit for less than the full amount available under such Letter of Credit, the Issuing Bank shall promptly refund (x) the cash collateral to the extent of the undrawn amount of each Letter of Credit plus (y) the amount of each Letter of Credit honored by the Issuing Bank not theretofore reimbursed by the Borrower. The immediately preceding sentence will survive termination of this Agreement.

                  (ii) As between the Borrower, any Account Party and the Issuing Bank, the Borrower and such Account Party assume all risk of the acts and omissions of, or misuse of, the Letters of Credit issued by the Issuing Bank, by the respective beneficiaries of such Letters of Credit, other than losses resulting from the gross negligence or willful misconduct of the Issuing Bank. In furtherance and not in limitation of the foregoing but subject to the exception for the Issuing Bank's gross negligence or willful misconduct set forth above, the Issuing Bank shall not be responsible (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of such Letters of Credit, even if it should in fact prove to be in any or all respects insufficient, inaccurate, fraudulent or forged or otherwise invalid; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with the conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopy or otherwise; (v) for good faith errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Issuing Bank.

            (e) Payment of Letter of Credit Draws by Banks. In the event that the Borrower or the Account Party shall fail to reimburse the Issuing Bank as provided in paragraph (d) above, the Issuing Bank shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to the Issuing Bank an amount equal to its respective participation, in immediately available funds, at the office of the Issuing Bank specified in such notice not later than 1:00 P.M. (Atlanta, Georgia time) on the Business Day after the date notified by the Issuing Bank and such amount shall be deemed to be outstanding hereunder as an Advance. Each Lender shall be obligated to make such Advance hereunder regardless of whether the conditions precedent in
      Article IV are satisfied and regardless of whether such Advance complies with the minimum borrowing requirements hereunder. In the event that any such Lender fails to make available to the Issuing Bank the amount of such Lender's participation in such Letter of Credit, the Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest. The Issuing Bank shall distribute to each Lender which has paid all amounts payable under this Section with respect to any Letter of Credit, such Lender's Pro Rata Share of all payments received by the Issuing Bank from the Account Party in reimbursement of drawings honored by the Issuing Bank under such Letter of Credit when such payments are received.

            Section II.4.  Notes; Repayment of Principal.

            (a) The Borrower's obligations to pay the principal of, and interest on, the Revolving Loans to each Lender shall be evidenced by the records of the Agent and such Lender and by the Revolving Credit Note payable to such Lender (or the assignor of such Lender) in the amount of such Lender's Commitment completed in conformity with this Agreement.

            (b) The Borrower's obligations to pay the principal of, and interest on, the Swing Line Loans to the Swing Line Lender shall be evidenced by the records of the Swing Line Lender and the Swing Line Note payable to such Lender (or the assignor of such Lender) completed in conformity with this Agreement.

            (c) All outstanding Borrowings outstanding under the Notes shall be due and payable in full on the Maturity Date.

            Section II.5. Voluntary Reduction of Commitments. Upon at least three (3) Business Days' prior telephonic notice (promptly confirmed in writing) to the Agent, Borrower shall have the right, without premium or penalty, to terminate the unutilized Commitments, in part or in whole, provided that (i) any such termination shall apply to proportionately and permanently reduce the Commitments of each of the Lenders, and (ii) any partial termination pursuant to this Section 2.05 shall be in an amount of at least $5,000,000 and integral multiples of $1,000,000. Unless otherwise specified by the Borrower in the applicable notice, each of the Swing Line Subfacility and the Letter of Credit Subfacility shall not be reduced by any such reduction unless and until the aggregate Commitments are reduced to an amount less than the sum of the Swing Line Subfacility and the Letter of Credit Subfacility in which case each of the Swing Line Subfacility shall be reduced as determined by the Borrower and the Agent.

           Section II.6.  Increase of the Commitments.

            (a) Borrower may, at any time by written notice to the Agent and the Lenders, request that the Commitments be increased up to an amount not to exceed $100,000,000 in the aggregate (the "Requested Commitment Amount") on a pro rata basis based on the Pro Rata Shares of the Lenders. No Lender (or any successor thereto) shall have any obligation to increase its Commitment or its other obligations under this Agreement and the other Credit Documents, and any decision by a Lender to increase its Commitment shall be made in its sole discretion independently from any other Lender, the Agent or the Co-Agent. Within fifteen (15) Business Days from each Lender's receipt of such request from the Borrower, each Lender shall notify the Agent in writing of whether or not it will agree to increase its Commitment and by what amount it will agree to increase its Commitment, up to its Pro Rata Share of the Requested Commitment Amount. Decisions to increase a Commitment must be affirmatively communicated in writing and shall not be presumed based upon a failure to respond to Borrower's request.

            (b) In the event that the aggregate amount to which the Lenders are willing to increase their Commitments is less than the Requested Commitment Amount based on the written notices delivered by the Lenders to the Agent, the Agent shall first offer to the Lenders who have agreed to increase their Commitments the opportunity to further increase their Commitments up to an amount equal to the Requested Commitment Amount. Such Lenders shall promptly respond in writing to the Agent of whether or not it will agree to further increase its Commitment and by what amount it will agree to further increase its Commitment. Within five (5) Business Days after receipt of all responses from such Lenders, the Agent shall inform the Borrower and all Lenders in writing of the amount by which each Lender will increase its Commitment.

            (c) In the event that the aggregate amount to which the Lenders are willing to increase their Commitments is less than the Requested Commitment Amount based on the notice from the Agent to the Borrower and all Lenders, the Borrower shall have the right, within sixty days (60) after receipt of such notice from the Agent, to obtain commitments from one or more new banks or financial institutions in an aggregate amount such that the existing Commitments, plus the aggregate principal amount by which the Lenders are willing to increase their Commitments, plus the aggregate principal amount of the new commitments by the new banks or financial institutions does not exceed the Requested Commitment Amount; provided, however, that (1) the new banks or financial institutions must be acceptable to the Agent and Required Lenders in their sole discretion, which acceptance will not be unreasonably withheld or delayed, and (2) the new banks or financial institutions must become parties to this Agreement pursuant to a joinder agreement in form and substance satisfactory to the Agent and the Required Lenders, pursuant to which (x) they shall be granted all of the rights that existing Lenders have under this Agreement and the other Credit Documents, (y) they shall assume the same liabilities and obligations that the existing Lenders have under this Agreement and (z) the existing Lenders and such new banks or financial institutions shall agree to either purchase or sell outstanding Advances, as the case may be such that each Lender (existing and new) shall have outstanding Advances in an amount equal to its Pro Rate Share of all Advances then outstanding.

                                 ARTICLE III.

                              GENERAL LOAN TERMS

            Section III.1. Funding Notices.

            (a) (i) Whenever Borrower desires to make a Borrowing with respect to the Commitments (other than one resulting from a conversion or continuation pursuant to Section 3.01(b)(i)), it shall give the Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing (a "Notice of Borrowing"), such Notice of Borrowing to be given prior to 12:00 noon (local time for the Agent) at the Payment Office of the Agent (x) one Business Day prior to the requested date of such Borrowing in the case of Base Rate Advances, and
      (y) three Business Days prior to the requested date of such Borrowing in the case of Eurodollar Advances. Notices received after 12:00 noon shall be deemed received on the next Business Day. Each Notice of Borrowing shall be irrevocable and shall specify the aggregate principal amount of the Borrowing, the date of Borrowing (which shall be a Business Day), and whether the Borrowing is to consist of Base Rate Advances or Eurodollar Advances and (in the case of Eurodollar Advances) the Interest Period to be applicable thereto.

            (ii) Whenever Borrower desires to obtain a Swing Line Loan, it shall give the Swing Line Lender prior written notice (or telephonic notice promptly confirmed in writing) of such Swing Line Loan (a "Notice of Swing Line Loan"), such Notice of Swing Line Loan to be given prior to 11:00 A.M. (local time for Agent) at the Payment Office of the Swing Line Lender on the Business Day of the such Swing Line Loan. Notices received after 11:00 A.M. shall be deemed received on the next Business Day. Each Notice of Swing Line Loan shall specify the aggregate principal amount of the Swing Line Loan, the date of the Swing Line Loan (which shall be a Business Day) and the requested Interest Period to be applicable thereto. The Swing Line Lender, shall within two (2) hours of receipt of such notice, provide to the Borrower telephonic or written notice of a quote of the Swing Rate to be applicable to such Swing Line Loan for the amount and the Interest Period requested by the Borrower. Within one (1) hour of receipt of such quote, the Borrower shall notify the Swing Line Lender whether or not it has elected to accept the offered Swing Rate and if accepted, the Swing Line Lender shall confirm such Borrowing in writing.

            (b) (i) Whenever Borrower desires to convert all or a portion of an outstanding Borrowing under the Commitments consisting of Base Rate Advances into a Borrowing consisting of Eurodollar Advances, or to continue outstanding a Borrowing consisting of Eurodollar Advances for a new Interest Period, it shall give the Agent at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each such Borrowing to be converted into or continued as
      Eurodollar     Advances.     Such     notice    (a     "Notice    of
      Conversion/Continuation") shall be given prior to 11:00 A.M. (local time for the Agent) on the date specified at the Payment Office of the Agent. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Advances to be converted or continued, the date of such conversion or continuation and the Interest Period to be applicable thereto. If, upon the expiration of any Interest Period in respect of any Borrowing consisting of Eurodollar Advances, Borrower shall have failed to deliver the Notice of Conversion/Continuation, Borrower shall be deemed to have elected to convert or continue such Borrowing to a Borrowing consisting of Base Rate Advances. So long as any Executive Officer of Borrower has knowledge that any Default or Event of Default shall have occurred and be continuing, no Borrowing may be converted into or continued as (upon expiration of the current Interest Period) Eurodollar Advances unless the Agent and each of the Lenders shall have otherwise consented in writing. No conversion of any Borrowing of Eurodollar Advances shall be permitted except on the last day of the Interest Period in respect thereof.

            (ii) Upon the expiration of the applicable Interest Period with respect to any Swing Line Loan, the Borrower shall repay such Swing Line Loan to the Swing Line Lender, and in the event that the other Lenders have purchased a participation in such Swing Line Loan pursuant to Section 2.02 hereof, the Swing Line Lender shall distribute such payments pro rata amongst the Lenders participating therein.

            (c) Without in any way limiting Borrower's obligation to confirm in writing any telephonic notice, the Agent and the Swing Line Lender may act without liability upon the basis of telephonic notice believed by the Agent or the Swing Line Lender in good faith to be from Borrower prior to receipt of written confirmation. In each such case, Borrower hereby waives the right to dispute the Agent's or the Swing Line Lender's record of the terms of such telephonic notice.

            (d) The Agent shall promptly give each Lender notice by telephone (confirmed in writing) or by telex, telecopy or facsimile transmission of the matters covered by the notices given to the Agent pursuant to this Section 3.01 with respect to the Commitments.

            Section III.2. Disbursement of Funds.

           (a) No later than 12:00 noon (local time for the Agent) on the date of each Borrowing pursuant to the Commitments (other than one resulting from a conversion or continuation pursuant to Section 3.01(b)(i)), each Lender will make available its Pro Rata Share of the amount of such Borrowing in immediately available funds at the Payment Office of the Agent. The Agent will make available to Borrower the aggregate of the amounts (if any) so made available by the Lenders to the Agent in a timely manner by crediting such amounts to Borrower's demand deposit account maintained with the Agent or at Borrower's option, by effecting a wire transfer of such amounts to Borrower's account specified by the Borrower, by the close of business on such Business Day. In the event that the Lenders do not make such amounts available to the Agent by the time prescribed above, but such amount is received later that day, such amount may be credited to Borrower in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business Day).

            (b) No later than 3:00 p.m. (local time for the Swing Line Lender) on the date of each Swing Line Loan (other than one resulting from a continuation of a Swing Line Loan pursuant to 3.01(b)(ii)), the Swing Line Lender will make available the amount of such Swing Line Loan in immediately available funds by crediting such amount to the Borrower's demand deposit account maintained with the Swing Line Lender or, at Borrower's option, by effecting a wire transfer of such amounts to Borrower's account specified by the Borrower.

            (c) Unless the Agent shall have been notified by any Lender prior to the date of a Borrowing that such Lender does not intend to make available to the Agent such Lender's portion of the Borrowing to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such date and the Agent may make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender on the date of Borrowing, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify Borrower, and Borrower shall immediately pay such corresponding amount to the Agent together with interest at the rate specified for the Borrowing which includes such amount paid and any amounts due under Section 3.12 hereof. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Commitments or its obligations pursuant to Section 2.02 hereunder or to prejudice any rights which Borrower may have against any Lender as a result of any default by such Lender hereunder.

            (d) All Borrowings under the Commitments (other than Swing Line Loans) shall be loaned by the Lenders on the basis of their Pro Rata Share of the Commitments. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fund its Commitments hereunder.


            Section III.3. Interest.

            (a) Borrower agrees to pay interest in respect of all unpaid principal amounts of the Revolving Loans from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at rates per annum equal to the applicable rates indicated below:

                  (i) For Base Rate Advances--The Base Rate in effect from time to time; and

                  (ii)  For  Eurodollar  Advances--LIBOR  plus the  Applicable
            Margin.

            (b) Borrower agrees to pay interest in respect of all unpaid principal amounts of the Swing Line Loans made to Borrower from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at the Swing Rate agreed to by the Borrower and the Swing Line Lender for each such Swing Line Loan.

            (c) Overdue principal and, to the extent not prohibited by applicable law, overdue interest, in respect of the Loans, and all other overdue amounts owing hereunder, shall bear interest from each date that such amounts are overdue at the applicable rate plus two percent (2%) per annum, provided however that for any Eurodollar
      Advance or Swing Line Loan, at the end of the applicable Interest Period, interest shall accrue at the Base Rate plus two percent (2%).

            (d) Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof; provided that, if a Loan is repaid on the same day made, one day's interest shall be paid on such Loan. Interest on all outstanding Base Rate Advances shall be payable quarterly in arrears on the last day of each fiscal quarter, commencing on August 31, 1998. Interest on all outstanding Eurodollar Advances shall be payable on the last day of each Interest Period applicable thereto, and, in the case of Eurodollar Advances having an Interest Period in excess of three months, on each three month anniversary of the initial date of such Interest Period. Interest on all outstanding Swing Rate Advances shall be payable monthly in arrears on the last day of each fiscal quarter, commencing on August 31, 1998. Interest on all Loans shall be payable on any conversion of any Advances comprising such Loans into Advances of another Type, prepayment (on the amount prepaid), at maturity (whether by acceleration, notice of prepayment or otherwise) and, after maturity, on demand.

            (e) The Agent, upon determining LIBOR for any Interest Period, shall promptly notify by telephone (confirmed in writing) or in writing Borrower and the other Lenders. Any such determination shall, absent manifest error, be final, conclusive and binding for all purposes.

           Section III.4. Interest Periods.

            (a) In connection with the making or continuation of, or conversion into, each Borrowing of Eurodollar Advances, Borrower shall select an Interest Period to be applicable to such Eurodollar Advances, which Interest Period shall be either a 1, 2, 3 or 6 month period.

            (b) In connection with the making or continuation of each Swing Line Loan, Borrower shall request an Interest Period to be applicable to such Swing Line Loan for a period equal to a minimum of one (1) day and a maximum of thirty (30) days which request may be accepted by the Swing Line Lender as provided herein.

            (c)   Notwithstanding paragraphs (a) and (b) of this Section 3.04:

                  (i) The initial Interest Period for any Borrowing of Eurodollar Advances shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing consisting of Base Rate Advances) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

                  (ii) If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period in respect of Eurodollar Advances would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iii) Any Interest Period in respect of Eurodollar  Advances which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall, subject to part (v) below, expire on the last Business Day of such calendar month; and

                  (iv) No Interest Period with respect to the Loans shall extend beyond the Maturity Date.

            Section III.5. Fees.

            (a) Commitment Fee. Borrower shall pay to the Agent, for the ratable benefit of each Lender, a commitment fee (the "Commitment Fee") for the period commencing on the Closing Date to and including the Maturity Date, payable quarterly in arrears on the last day of each fiscal quarter, commencing on August 31, 1998, and on the Maturity Date, equal to the percentage per annum designated below based on the Leverage Ratio of the Consolidated Companies, multiplied by the average daily unused portion of the Commitment of each Lender:

             -----------------------------------------------------

             Leverage Ratio              Commitment Fee
             =====================================================

             Less than 2.00:1.00         0.20%
             -----------------------------------------------------

             Greater than or equal to    0.25%
             2.00:1.00 and less than
             2.50:1.00
             -----------------------------------------------------

             Greater than or equal to    0.30%
             2.50:1.00 and less than
             3.0:1.00
             -----------------------------------------------------

      For the purposes of computing the Commitment Fee, (i) outstanding Letter of Credit Obligations shall not be usage of the Commitment, and
      (ii) in addition to the utilization by Revolving Loans, the Commitment of each Lender shall be deemed to be utilized by the amount of Swing Line Loans extended by such Lender (or in which such Lender has purchased a participation) but in no event shall the computation of any other Lender's Commitment Fee be affected by the Swing Line Loans extended by the Swing Line Lender unless and until a participation in such Swing Line Loans is purchased by the other Lenders pursuant to
      Section 2.02(d) hereof, and (iii) if the Borrower fails to provide the Compliance Certificate and related financial statements required under
      Section 6.07(c) within the applicable time period set forth therein, the Commitment Fee shall be adjusted to 0.30% on the first day of the following fiscal quarter until such Compliance Certificate and related financial statements are delivered.

            (b) Administrative Fees. The Borrower shall pay to the Agent an administrative fee in the amount and on the dates previously agreed in writing by Borrower with the Agent. The Borrower shall also pay to each Issuing Bank, following receipt of an invoice, in reasonable detail therefor, any customary fees charged by such Issuing Bank for issuance and administration of its Letters of Credit, which fees shall be fully earned when due, and non-refundable when paid.

            Section III.6. Voluntary Prepayments of Borrowings.

           (a)   Borrower may, at its option,  prepay  Borrowings  consisting of Base Rate Advances at any time in whole, or from time to time in part, in amounts aggregating $1,000,000 or any greater integral multiple of $100,000, by paying the principal amount to be prepaid together with interest accrued and unpaid thereon to the date of prepayment. Borrowings consisting of Swing Rate Advances may be prepaid at any time in whole, or from time to time in part, in amounts aggregating $100,000 or any greater integral multiple of $10,000, by paying the principal amount to be prepaid together with interest accrued and unpaid thereon to the date of prepayment. Borrowings consisting of Eurodollar Advances may be prepaid, at Borrower's option, in whole, or from time to time in part, in amounts aggregating $5,000,000 or any greater integral multiple of $1,000,000, by paying the principal amount to be prepaid, together with interest accrued and unpaid thereon to the date of prepayment, and all compensation payments pursuant to Section 3.12 if such prepayment is made on a date other than the last day of an Interest Period applicable thereto. Each such optional prepayment shall be applied in accordance with Section 3.06(c) below.

            (b) Borrower shall give written notice (or telephonic notice confirmed in writing) to the Agent of any intended prepayment of the Revolving Loans not less than three Business Days prior to any prepayment of Base Rate Advances or Eurodollar Advances. Borrower shall give written notice (or telephonic notice confirmed in writing) to the Agent of any intended prepayment of the Swing Line Loans not less than one (1) Business Day prior to such prepayment of such Swing Line Loans. Such notice, once given, shall be irrevocable. Upon receipt of such notice of prepayment pursuant to the first sentence of this paragraph (b), the Agent shall promptly notify each Lender of the contents of such notice and of such Lender's Pro Rata Share of such prepayment. Upon receipt of any notice of prepayment pursuant to the second sentence of this paragraph (b), the Agent shall promptly notify each Lender participating in such Swing Line Loan of the contents of such notice and of such Lender's Pro Rata Share of such prepayment.

            (c)   Borrower,  when providing  notice of prepayment  pursuant to
      Section 3.06(b), may designate the Types of Advances and the specific Borrowing or Borrowings which are to be prepaid, provided that (i) if any prepayment of Eurodollar Advances made pursuant to a single Borrowing of the Revolving Loans shall reduce the outstanding Advances made pursuant to such Borrowing to an amount less than $5,000,000, such Borrowing shall immediately be converted into Base Rate Advances; and
      (ii) each prepayment made pursuant to a single Borrowing shall be applied pro rata among the Advances comprising such Borrowing. In the absence of a designation by Borrower, the Agent shall, subject to the foregoing, make such designation in its discretion but using reasonable efforts to avoid funding losses to the Lenders pursuant to Section
      3.12. All voluntary prepayments shall be applied to the payment of interest before application to principal.

            Section III.7. Payments, etc.

            (a) Except as otherwise specifically provided herein, all payments under this Agreement and the other Credit Documents shall be made without defense, set-off or counterclaim to the Agent not later than 11:00 A.M. (local time for the Agent) on the date when due and shall be made in Dollars in immediately available funds at its Payment Office.

            (b) (i) All such payments shall be made free and clear of and without deduction or withholding for any Taxes in respect of this Agreement, the Notes or other Credit Documents, or any payments of principal, interest, fees or other amounts payable hereunder or thereunder (but excluding, except as provided in paragraph (iii) hereof, any Taxes imposed on the overall net income of the Lenders or the Issuing Bank pursuant to the laws of the jurisdiction in which the principal executive office or appropriate Lending Office of such Lender or the Issuing Bank is located). If any Taxes are so levied or imposed, Borrower agrees (A) to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every net payment of all amounts due hereunder and under the Notes and other Credit Documents, after withholding or deduction for or on account of any such Taxes (including additional sums payable under this Section 3.07), will not be less than the full amount provided for herein had no such deduction or withholding been required, (B) to make such withholding or deduction and (C) to pay the full amount deducted to the relevant authority in accordance with applicable law. Borrower will furnish to the Agent, the Co-Agent and the Issuing Bank and each Lender, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by Borrower. Borrower will indemnify and hold harmless the Agent, the Co-Agent, the Issuing Bank and each Lender and reimburse the Agent, the Co-Agent, the Issuing Bank and each Lender upon written request for the amount of any Taxes so levied or imposed and paid by the Agent, the Co-Agent, the Issuing Bank or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or illegally asserted. A certificate as to the amount of such payment by such Lender, the Issuing Bank, the Agent or the Co-Agent absent manifest error, shall be final, conclusive and binding for all purposes provided that the Agent, the Co-Agent, the Issuing Bank and each Lender shall use reasonable efforts to furnish Borrower notice of the imposition of any Taxes as soon as practicable thereafter; provided, however, that no delay or failure to furnish such notice shall in any event release or discharge Borrower from its obligations to the Agent, the Co-Agent, the Issuing Bank or such Lender pursuant to Section 3.07(b) or otherwise result in any liability of the Agent, the Co-Agent, the Issuing Bank or such Lender; provided that such notice is provided to the Borrower within forty-five (45) days of such Lender or the Issuing Bank obtaining knowledge of the application of such Taxes to payments under this Agreement.

          (ii) Each Lender or Issuing Bank that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) agrees to furnish to Borrower and the Agent, prior to the time it becomes a Lender or Issuing Bank hereunder, two copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or any successor forms thereto (wherein such Lender claims entitlement to complete exemption from or reduced rate of U.S. Federal withholding tax on interest paid by Borrower hereunder) and to provide to Borrower and the Agent a new Form 4224 or Form 1001 or any successor forms thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form; provided, however, that no Lender or Issuing Bank shall be required to furnish a form under this paragraph (ii) after the date that it becomes a Lender or Issuing Bank hereunder if it is not entitled to claim an exemption from or a reduced rate of withholding under applicable law.

            (iii) Borrower shall also reimburse each Lender and the Issuing Bank, upon written request, for any Taxes imposed (including, without limitation, Taxes imposed on the overall net income of such Lender or Issuing Bank or its respective Lending Office pursuant to the laws of the jurisdiction in which the principal executive office or the applicable Lending Office of such Lender or the Issuing Bank is located) as such Lender or the Issuing Bank shall determine are payable by such Lender or the Issuing Bank in respect of amounts paid by or on behalf of Borrower to or on behalf of such Lender or the Issuing Bank pursuant to paragraph (i) hereof.

            (c) Subject to Section 3.04(c)(ii), whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

            (d) All computations of interest and fees shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable (to the extent computed on the basis of days elapsed). Interest on Base Rate Advances shall be calculated based on the Base Rate from and including the date of such Loan to but excluding the date of the repayment or conversion thereof. Interest on Eurodollar Advances and Swing Rate Advances shall be calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Each determination by the Agent of an interest rate or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

            (e) Payment by the Borrower to the Agent in accordance with the terms of this Agreement shall, as to the Borrower, constitute payment to the Lenders under this Agreement.

           Section III.8. Interest  Rate  Not  Ascertainable,   etc.  In  the
event that the Agent shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) that on any date for determining LIBOR for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market, or the Agent's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR, then, and in any such event, the Agent shall forthwith give notice (by telephone confirmed in writing) to Borrower and to the Lenders, of such determination and a summary of the basis for such determination. Until the Agent notifies Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make or permit portions of the Revolving Loans to remain outstanding past the last day of the then current Interest Periods as Eurodollar Advances shall be suspended, and such affected Advances shall bear the same interest as Base Rate Advances.

            Section III.9. Illegality.

            (a) In the event that any Lender or the Issuing Bank shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) at any time that the making or continuance of any Eurodollar Advance or Letter of Credit has become unlawful by compliance by such Lender or Issuing Bank in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender or Issuing Bank shall give prompt notice (by telephone confirmed in writing) to Borrower and to the Agent of such determination and a summary of the basis for such determination (which notice the Agent shall promptly transmit to the other Lenders).

            (b) Upon the giving of the notice to Borrower referred to in subsection (a) above, (i) Borrower's right to request and such Lender's obligation to make Eurodollar Advances or participate in such Letters of Credit, as the case may be, or the Issuing Bank's obligation to issue Letters of Credit shall be immediately suspended, and such Lender shall make an Advance as part of the requested Borrowing of Eurodollar Advances as a Base Rate Advance, which Base Rate Advance shall, for all other purposes, be considered part of such Borrowing, and (ii) if the affected Eurodollar Advance or Advances are then outstanding, Borrower shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Agent and the affected Lender, convert each such Advance into a Base Rate Advance or Advances, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 3.09(b).

            (c) Notwithstanding any other provision contained in this Agreement, the Issuing Bank shall not be obligated to issue any Letter of Credit, nor shall any Lender be obligated to purchase its participation in any Letter of Credit to be issued hereunder, if the issuance of such Letter of Credit or purchase of such participation shall have become unlawful or prohibited by compliance by the Issuing Bank or such Lender in good faith with any law, governmental rule, guideline, request, order, injunction, judgment or decree (whether or not having the force of law); provided that in the case of the obligation of a Lender to purchase such participation, such Lender shall have notified the Issuing Bank to such effect at least three (3) Business Days' prior to the issuance thereof by the Issuing Bank, which notice shall relieve the Issuing Bank of its obligation to issue such Letter of Credit pursuant to Section 2.03 hereof.

            Section III.10.   Increased Costs.

            (a)   If,  by  reason   of  (x)   after  the  date   hereof,   the
      introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally made after the date hereof (whether or not having the force of law):

                  (i) any Lender (or its applicable Lending Office) shall be subject to any tax, duty or other charge with respect to its Eurodollar Advances or its obligation to make Eurodollar Advances or the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Advances or its obligation to make Eurodollar Advances shall have changed (except for changes in the tax on the overall net income of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located); or

                  (ii) any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any
            Lender's applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its Eurodollar Advances or its obligation to make Eurodollar Advances shall be imposed on any Lender or its applicable Lending Office or the London interbank market;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Advances (except to the extent already included in the determination of the applicable interest rate for Eurodollar Advances) or its obligation to make Eurodollar Advances, or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then Borrower shall from time to time (subject, in the case of certain Taxes, to the applicable provisions of Section 3.07(b)), upon written notice from and demand by such Lender on Borrower (with a copy of such notice and demand to the Agent), pay to the Agent for the account of such Lender within five Business Days after the date of such notice and demand, additional amounts sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower and the Agent by such Lender in good faith and accompanied by a statement prepared by such Lender describing in reasonable detail the basis for and calculation of such increased cost, shall, except for manifest error, be final, conclusive and binding for all purposes.

            (b) If any Lender shall advise the Agent that at any time, because of the circumstances described in clauses (x) or (y) in Section 3.10(a) or any other circumstances beyond such Lender's reasonable control arising after the date of this Agreement affecting such Lender or the London interbank market or such Lender's position in such market, LIBOR as determined by the Agent will not adequately and fairly reflect the cost to such Lender of funding its Eurodollar Advances, then, and in any such event:

                  (i) the Agent shall forthwith give notice (by telephone confirmed in writing) to Borrower and to the other Lenders of such advice;

                  (ii)  Borrower's   right  to  request   and  such   Lender's
            obligation to make or permit portions of the Loans to remain outstanding past the last day of the then current Interest Periods as Eurodollar Advances shall be immediately suspended; and

                  (iii) such  Lender   shall  make  a  Loan  as  part  of  the
            requested Borrowing of Eurodollar Advances as a Base Rate Advance, which such Base Rate Advance shall, for all other purposes, be considered part of such Borrowing.

            Section III.11.   Lending Offices.

            (a) Each Lender agrees that, if requested by Borrower, it will use reasonable efforts (subject to overall policy considerations of such Lender) to designate an alternate Lending Office with respect to any of its Eurodollar Advances affected by the matters or circumstances described in Sections 3.07(b), 3.08, 3.09 or 3.10 to reduce the liability of Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as reasonably determined by such Lender, which determination shall be conclusive and binding on all parties hereto. Nothing in this Section 3.11 shall affect or postpone any of the obligations of Borrower or any right of any Lender provided hereunder.

            (b) If the Issuing Bank or any Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) issues a public announcement with respect to the closing of its lending offices in the United States such that any withholdings or deductions and additional payments with respect to Taxes may be required to be made by Borrower thereafter pursuant to Section 3.07(b), such Lender or the Issuing Bank shall use reasonable efforts to furnish Borrower notice thereof as soon as practicable thereafter; provided, however, that no delay or failure to furnish such notice shall in any event release or discharge Borrower from its obligations to such Lender or the Issuing Bank pursuant to
      Section 3.07(b) or otherwise result in any liability of such Lender or the Issuing Bank; provided that such notice is provided to the Borrower within forty-five (45) days of such Lender or the Issuing Bank obtaining knowledge of the application of such Taxes to payments under this Agreement.

            Section III.12. Funding Losses. Borrower shall compensate each Lender, upon its written request to Borrower (which request shall set forth the basis for requesting such amounts in reasonable detail and which request shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Advances to the extent not recovered by such Lender in connection with the re-employment of such funds and including loss of anticipated profits), which the Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of, or conversion to or continuation of, Eurodollar Advances to Borrower does not occur on the date specified therefor in a Notice of Borrowing, a Notice of Conversion/Continuation (whether or not withdrawn), (ii) if any repayment (including mandatory prepayments and any conversions pursuant to Section 3.09(b)) of any Eurodollar Advances to Borrower occurs on a date which is not the last day of an Interest Period applicable thereto, or (iii), if, for any reason, Borrower defaults in its obligation to repay its Eurodollar Advances when required by the terms of this Agreement.

            Section III.13. Assumptions Concerning Funding of Eurodollar Advances. Calculation of all amounts payable to a Lender under this Article IV shall be made as though that Lender had actually funded its relevant Eurodollar Advances through the purchase of deposits in the relevant market bearing interest at the rate applicable to such Eurodollar Advances in an amount equal to the amount of the Eurodollar Advances and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar Advances from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Advances in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article IV.

            Section III.14. Apportionment of Payments. Aggregate principal and interest payments in respect of Revolving Loans and Commitment Fees shall be apportioned among all outstanding Commitments and Revolving Loans to which such payments relate, proportionately to the Lenders' respective Pro Rata Share of such Commitments and outstanding Revolving Loans. Each payment of principal and interest of any Swing Line Loan shall be payable solely to the Swing Line Lender except as provided in Section 2.02(d). The Agent shall promptly distribute to each Lender at its payment office set forth beside its name on the appropriate signature page hereof or such other address as any Lender may request its share of all such payments received by the Agent.

            Section III.15. Termination of Commitments The unpaid principal balance and all accrued and unpaid interest on the Notes will be due and payable upon the first of the following dates or events to occur: (i) acceleration of the maturity of any Note in accordance with the remedies contained in Article VIII of this Agreement, or (ii) upon the expiration of the Commitments.

            Section III.16. Sharing of Payments, Etc. If any Lender or the Issuing Bank shall obtain any payment or reduction (including, without limitation, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code) of the Obligations (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share of payments or reductions on account of such obligations obtained by all the Lenders (other than payments of principal, interest and fees with respect to the Swing Line Loans which are payable solely to the Swing Line Lender or Lenders participating therein pursuant to Section 2.02(d)), such Lender or the Issuing Bank shall forthwith
(i) notify each of the other Lenders, the Issuing Bank, Agent and the Co-Agent of such receipt, and (ii) purchase from the other Lenders or the Issuing Bank such participations in the affected obligations as shall be necessary to cause such purchasing Lender or the Issuing Bank to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or the Issuing Bank or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest unless the Lender or the Issuing Bank is obligated to return such funds is required to pay interest on such funds. Borrower agrees that any Lender or the Issuing Bank so purchasing a participation from another Lender or the Issuing Bank pursuant to this
Section 3.16 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender or the Issuing Bank were the direct creditor of Borrower in the amount of such participation.

            Section III.17. Capital Adequacy. Without limiting any other provision of this Agreement, in the event that any Lender or the Issuing Bank shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy not currently in effect or fully applicable as of the Closing Date, or any change therein or in the interpretation or application thereof, or compliance by such Lender or Issuing Bank with any request or directive regarding capital adequacy not currently in effect or fully applicable as of the Closing Date (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from a central bank or governmental authority or body having jurisdiction, does or shall have the effect of reducing the rate of return on such Lender's or Issuing Bank's capital as a consequence of its obligations hereunder to a level below that which such Lender or Issuing Bank could have achieved but for such law, treaty, rule, regulation, guideline or order, or such change or compliance (taking into consideration such Lender's or Issuing Bank's policies with respect to capital adequacy) by an amount deemed by such Lender or Issuing Bank to be material, then within ten (10) Business Days after written notice and demand by such Lender or Issuing Bank (with copies thereof to the Agent), Borrower shall from time to time pay to such Lender or Issuing Bank additional amounts sufficient to compensate such Lender or Issuing Bank for such reduction (but, in the case of outstanding Base Rate Advances, without duplication of any amounts already recovered by such Lender or Issuing Bank by reason of an adjustment in the applicable Base Rate). Each certificate as to the amount payable under this Section 3.17 (which certificate shall set forth the basis for requesting such amounts in reasonable detail), submitted to Borrower by any Lender or Issuing Bank in good faith, shall, absent manifest error, be final, conclusive and binding for all purposes.

            Section III.18. Letter of Credit Obligations Absolute. The obligation of each Account Party to reimburse the Issuing Bank for drawings made under Letters of Credit issued for the account of the Account Party and the Lenders' obligation to honor their participations purchased therein shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including without limitation, the following circumstances:

            (a) Any lack of validity or enforceability of any Letter of Credit;

            (b) The existence of any claim, set-off, defense or other right which the Borrower or any Subsidiary or Affiliate of the Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such beneficiary or transferee may be acting), any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including without limitation any underlying transaction between the Borrower or any of its Subsidiaries and Affiliates and the beneficiary for which such Letter of Credit was procured);

            (c) Any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

            (d) Payment by the Issuing Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

            (e) Any other circumstance or happening whatsoever which is similar to any of the foregoing; or

            (f) the fact that a Default or an Event of Default shall have occurred and be continuing.

Nothing in this Section 3.17 shall prevent an action against the Issuing Bank for its gross negligence or willful misconduct in honoring drafts under the Letters of Credit.

                                  ARTICLE IV.

                           CONDITIONS TO BORROWINGS

            The obligations of each Lender to make Advances to Borrower hereunder is subject to the satisfaction of the following conditions:

            Section IV.1. Conditions Precedent to Initial Loans. At the time of the making of the initial Loans hereunder on the Closing Date, all obligations of Borrower hereunder incurred prior to the initial Loans and prior to the obligation of the Issuing Bank to issue the initial Letter of Credit (including, without limitation, Borrower's obligations to reimburse fees and expenses payable to the Agent as previously agreed with Borrower), shall have been paid in full, and the Agent shall have received the following, in form and substance reasonably satisfactory in all respects to the Agent:

            (a)   the duly executed counterparts of this Agreement;

            (b) the duly executed Revolving Credit Notes evidencing the Revolving Credit Commitments and the duly executed Swing Line Note evidencing the Swing Line Subfacility;

            (c)   the duly executed Guaranty Agreement;

            (d)   the duly executed Closing Certificate;

            (e) certificates of the Secretaries or Assistant Secretaries of the Credit Parties attaching and certifying copies of the resolutions of the board of directors of the Credit Parties, authorizing as applicable the execution, delivery and performance of the Credit Documents by the Credit Parties party thereto;

            (f) certificates of the Secretaries or an Assistant Secretary of the Credit Parties certifying (i) the name, title and true signature of each officer of the Credit Parties executing the Credit Documents, and (ii) the bylaws of the Credit Parties;

            (g) certified copies of the articles or certificate of incorporation of the Credit Parties certified by the Secretaries of State and by the Secretaries or Assistant Secretaries of the Credit Parties, together with certificates of good standing or existence, as may be available from the Secretaries of State of the jurisdiction of incorporation or organization of the Credit Parties and each other jurisdiction where the Credit Parties ownership of property or the conduct of its business require it to be qualified, except where a failure to be so qualified would not have a Materially Adverse Effect;

            (h) acknowledgments from CSC Corporation as to its appointment as agent for service of process for the Credit Parties;

            (i)   the  favorable  opinion  of  Powell,  Goldstein,   Frazer  &
      Murphy, LLP, counsel to the Borrower in the form of Exhibit E, addressed to the Agent, the Co-Agent and each of the Lenders.

            (j) copies of all documents and instruments, including all consents, authorizations and filings, required or advisable under any Requirement of Law or by any material Contractual Obligation of the Credit Parties, in connection with the execution, delivery, performance, validity and enforceability of the Credit Documents and the other documents to be executed and delivered hereunder, and such consents, authorizations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

            (k) certificates, reports and other information as the Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from matters relating to employees of the Consolidated Companies, including employee relations, collective bargaining agreements, Plans and other compensation and employee benefit plans;

            (l)   [Reserved]

            (m)   certified copies of the Sharing Agreements;

            (n) certificate of insurance issued by the Borrower's insurers, describing in reasonable detail the insurance maintained by the Borrower.

            (o) the Agent shall have received, for its own account, all costs and expenses incurred which have been invoiced and are payable on the date hereof, including without limitation, all costs and expenses actually incurred associated with the execution and delivery of this Agreement and the other documents contemplated hereby. The Agent shall have received for the account of King & Spalding, counsel to the Agent, all reasonable costs and expenses actually incurred which have been invoiced and are due and payable as of the date hereof.

            (p) certificates, reports and other information as the Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from litigation (including without limitation, products liability and patent infringement claims) pending or threatened against the Consolidated Companies; and

            (q) evidence assuring the Agent, the Co-Agent and the Lenders that all corporate proceedings and all other legal matters in connection with the authorization, legality, validity and enforceability of the Credit Documents and the Transaction are in form and substance satisfactory to the Lenders.

            Section IV.2. Conditions to Each Loan. At the time of the making of each Loan (but not including the continuation or conversion of any Revolving Loan or in the same principal amount or any Revolving Loan pursuant to Section 2.02(c)), including the initial Loans hereunder, (before as well as immediately after giving effect to such Loans and to the proposed use of the proceeds thereof), the following conditions shall have been satisfied or shall exist:

            (a) there shall exist no Default or Event of Default and no Default or Event of Default shall result after giving effect to such Loan;

            (b) all representations and warranties by Borrower contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loans;

            (c) the Loans to be made and the use of proceeds thereof shall not contravene, violate or conflict with, or involve the Agent, the Co-Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority applicable to Borrower;

            (d) since the date of the most recent financial statements of the Consolidated Companies described in Section 5.15 or delivered to the Agent pursuant to Section 6.07, there shall have been no change which has had or could reasonably be expected to have a Materially Adverse Effect; and

            (e) the Agent shall have received such other documents or legal opinions as the Agent or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Agent.

            Each request for a Borrowing or a Swing Line Loan and the acceptance by Borrower of the proceeds thereof shall constitute a representation and warranty by Borrower, as of the date of the Loans comprising such Borrowing, that the applicable conditions specified in Sections 4.01 and 4.02 have been satisfied.


                                 ARTICLE V.

                        REPRESENTATIONS AND WARRANTIES

            Borrower (as to itself and all other Consolidated Companies) represents and warrants as follows.

            Section V.1. Corporate Existence; Compliance with Law. Each of the Consolidated Companies is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, and each of the Consolidated Companies has the corporate power and authority and the legal right to own and operate its property and to conduct its business. Each of the Consolidated Companies (i) has the corporate power and authority and the legal right to own and operate its property and to conduct its business, (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership of property or the conduct of its business requires such qualification, and (iii) is in compliance with all Requirements of Law, where (a) the failure to have such power, authority and legal right as set forth in clause (i), (b) the failure to be so qualified or in good standing as set forth in clause (ii), or (c) the failure to comply with Requirements of Law as set forth in clause (iii), would reasonably be expected, in the aggregate, to have a Materially Adverse Effect. The jurisdiction of incorporation or organization, and the ownership of all issued and outstanding capital stock, for each Subsidiary as of the date of this Agreement is accurately described on Schedule 5.01.

            Section V.2.   Corporate   Power;   Authorization.   Each  of  the
Credit Parties has the corporate power and authority to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Credit Documents. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by any Credit Party, or the validity or enforceability against any Credit Party, of the Credit Documents, other than such consents, authorizations or filings which have been made or obtained.

            Section V.3. Possession of Franchises, Licenses, Etc. Except as set forth on Schedule 5.03 or as otherwise would not have a Material
Adverse Effect, (a) each of the Credit Parties possesses all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities that are necessary in any material respect for the ownership, maintenance and operation of its properties and assets, and (b) no Credit Party is in violation of any thereof in any material respect.

            Section V.4.   Enforceable  Obligations.  This  Agreement has been
duly executed and delivered, and each other Credit Document will be duly executed and delivered, by the respective Credit Parties, and this Agreement constitutes, and each other Credit Document when executed and delivered will constitute, legal, valid and binding obligations of the Credit Parties, respectively, enforceable against the Credit Parties in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

            Section V.5. No Legal Bar. The execution, delivery and performance by the Credit Parties of the Credit Documents will not violate any Requirement of Law or cause a breach or default under any of their respective material Contractual Obligations.

            Section V.6.   No  Material  Litigation.  Except  as set  forth on
Schedule 5.06 or in any notice furnished to the Lenders and the Issuing Bank pursuant to Section 6.07(e) at or prior to the respective times the representations and warranties set forth in this Section 5.06 are made or deemed to be made hereunder, no litigation, investigations or proceedings of or before any courts, tribunals, arbitrators or governmental authorities are pending or, to the knowledge of Borrower, threatened by or against any of the Consolidated Companies, or against any of their respective properties or revenues, which, if adversely determined would reasonably be expected to have a Material Adverse Effect.

            Section V.7. Investment Company Act, Etc. None of the Credit Parties is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended). None of the Credit Parties is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any foreign, federal or local statute or regulation limiting its ability to incur indebtedness for money borrowed, guarantee such indebtedness, or pledge its assets to secure such indebtedness, as contemplated hereby or by any other Credit Document.

            Section V.8. Margin Regulations. No part of the proceeds of any of the Loans will be used for any purpose which violates, or which would be inconsistent or not in compliance with, the provisions of the applicable Margin Regulations.

            Section V.9.   Compliance With Environmental Laws.

           (a) The Consolidated Companies have received no notices of claims or potential liability under, and are in compliance with, all applicable Environmental Laws, where such claims and liabilities under, and failures to comply with, such statutes, regulations, rules, ordinances, laws or licenses, would reasonably be expected to result in penalties, fines, claims or other liabilities to the Consolidated Companies in amounts in excess of $2,500,000, either individually or in the aggregate (including any such penalties, fines, claims, or liabilities relating to the matters set forth on Schedule 5.09(a)), except as set forth on Schedule 5.09(a) or in any notice furnished to the Lenders and the Issuing Bank pursuant to Section 6.07(f) at or prior to the respective times the representations and warranties set forth in this Section 5.09(a) are made or deemed to be made hereunder.

            (b) Except as set forth on Schedule 5.09(b) or in any notice furnished to the Lenders and the Issuing Bank pursuant to Section 6.07(f) at or prior to the respective times the representations and warranties set forth in this Section 5.09(b) are made or deemed to be made hereunder, none of the Consolidated Companies has received any notice of violation, or notice of any action, either judicial or administrative, from any governmental authority (whether United States or foreign) relating to the actual or alleged violation of any Environmental Law, including, without limitation, any notice of any actual or alleged spill, leak, or other release of any Hazardous Substance, waste or hazardous waste by any Consolidated Company or its employees or agents, or as to the existence of any contamination on any properties owned by any Consolidated Company, where any such violation, spill, leak, release or contamination would reasonably be expected to result in penalties, fines, claims or other liabilities to the Consolidated Companies in amounts in excess of $2,500,000, either individually or in the aggregate.

            (c) Except as set forth on Schedule 5.09(c), the Consolidated Companies have obtained all necessary governmental permits, licenses and approvals which are material to the operations conducted on their respective properties, including without limitation, all required material permits, licenses and approvals for (i) the emission of air pollutants or contaminants, (ii) the treatment or pretreatment and discharge of waste water or storm water, (iii) the treatment, storage, disposal or generation of hazardous wastes, (iv) the withdrawal and usage of ground water or surface water, and (v) the disposal of solid wastes.

            Section V.10. Insurance. The Consolidated Companies currently maintain insurance with respect to their respective properties and businesses, with financially sound and reputable insurers, having coverages against losses or damages of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance being in amounts no less than those amounts which are customary for such companies under similar circumstances. The Consolidated Companies have paid all material amounts of insurance premiums now due and owing with respect to such insurance policies and coverages, and such policies and coverages are in full force and effect.

            Section V.11. No Default. Except as set forth on Schedule 5.11, none of the Consolidated Companies is in default under or with respect to any Contractual Obligation in any respect which default or defaults would be reasonably expected in the aggregate to have a Materially Adverse Effect.

            Section V.12. No Burdensome Restrictions. Except as set forth on Schedule 5.12 or in any notice furnished to the Lenders and the Issuing Bank pursuant to Section 6.07(k) at or prior to the respective times the representations and warranties set forth in this Section 5.12 are made or deemed to be made hereunder, none of the Consolidated Companies is a party to or bound by any Contractual Obligation or Requirement of Law which has had or would reasonably be expected to have a Materially Adverse Effect.

            Section V.13. Taxes. Except as set forth on Schedule 5.13, each of the Consolidated Companies have filed or caused to be filed all declarations, reports and tax returns which are required to have been filed, and has paid all taxes, custom duties, levies, charges and similar contributions ("taxes" in this Section 5.13) shown to be due and payable on said returns or on any assessments made against it or its properties, and all other taxes, fees or other charges imposed on it or any of its properties by any governmental authority (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided in its books); and no tax liens have been filed and, to the knowledge of Borrower, no claims are being asserted with respect to any such taxes, fees or other charges.

            Section V.14. Subsidiaries. Except as disclosed on Schedule 5.01, on the date of this Agreement, Borrower has no Subsidiaries and neither Borrower nor any Subsidiary is a joint venture partner or general partner in any partnership. Except as disclosed on Schedule 5.14 or in any notice furnished to the Lenders and the Issuing Bank pursuant to Section 6.07(l) at or prior to the respective times the representations and warranties set forth in this Section 5.14 are made or deemed to be made hereunder, Borrower has no Material Subsidiaries.

            Section V.15. Financial Statements. Borrower has furnished to the Agent, the Co-Agent, the Issuing Bank and the Lenders:

            (a) Audited Reports. The audited consolidated balance sheet as of May 31, 1997 of the Consolidated Companies and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Years then ended, including in each case the related schedules and notes, setting forth in each case in comparative form the figures for the previous Fiscal Year of the Consolidated Companies. The foregoing financial statements fairly present in all material respects the consolidated financial condition of the Consolidated Companies as at the dates thereof and results of operations for such periods in conformity with GAAP consistently applied;

            (b) No Material Adverse Change. Since the date of the preparation of the financial statements set forth above, there have been no changes with respect to the Consolidated Companies which has had or would reasonably be expected to have a Materially Adverse Effect.

           Section V.16. ERISA. Except as disclosed on Schedule 5.16 or in any notice furnished to the Lenders and the Issuing Bank pursuant to Section
6.07(g)  at  or  prior  to  the  respective  times  the   representations  and
warranties set forth in this Section 5.16 are made or deemed to be made hereunder:

            (1) Identification of Plans. None of the Consolidated Companies nor any of their respective ERISA Affiliates maintains or contributes to, or has during the past seven years maintained or contributed to, any Plan that is subject to Title IV of ERISA;

            (2) Compliance. Each Plan maintained by the Consolidated Companies have at all times been maintained, by their terms and in operation, in compliance with all applicable laws, and the Consolidated Companies are subject to no tax or penalty with respect to any Plan of such Consolidated Company or any ERISA Affiliate thereof, including without limitation, any tax or penalty under Title I or Title IV of ERISA or under Chapter 43 of the Tax Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 404, or 419 of the Tax Code, where the failure to comply with such laws, and such taxes and penalties, together with all other liabilities referred to in this Section 5.16 (taken as a whole), would in the aggregate have a Materially Adverse Effect;

            (3) Liabilities. The Consolidated Companies are subject to no liabilities (including withdrawal liabilities) with respect to any Plans of such Consolidated Companies or any of their ERISA Affiliates, including without limitation, any liabilities arising from Titles I or IV of ERISA, other than obligations to fund benefits under an ongoing Plan and to pay current contributions, expenses and premiums with respect to such Plans, where such liabilities, together with all other liabilities referred to in this Section 6.15 (taken as a whole), would in the aggregate have a Materially Adverse Effect;


            (4) Funding. The Consolidated Companies and, with respect to any Plan which is subject to Title IV of ERISA, each of their respective ERISA Affiliates, have made full and timely payment of all amounts (A) required to be contributed under the terms of each Plan and applicable law, and (B) required to be paid as expenses (including PBGC or other premiums) of each Plan, where the failure to pay such amounts (when taken as a whole, including any penalties attributable to such amounts) would have a Materially Adverse Effect. No Plan subject to Title IV of ERISA (other than a Multiemployer Plan) has an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA), determined as if such Plan terminated on any date on which this representation and warranty is deemed made, in any amount which, together with all other liabilities referred to in this Section 5.16 (taken as a whole), would have a Materially Adverse Effect if such amount were then due and payable. None of the Consolidated Companies would be subject to withdrawal liability with respect to any Multiemployer Plan, determined as if the event resulting in such withdrawal liability occurred on any date on which this representation is made or deemed to be made based on the most recent actuarial valuation data made available to employers participating in the Multiemployer Plan, in any amount which, together with all other liabilities referred to in this Section 5.16 (taken as a whole), would have a Materially Adverse Effect if such amounts were then due and payable. The Consolidated Companies are subject to no liabilities with respect to post-retirement medical benefits in any amounts which, together with all other liabilities referred to in this Section 5.16 (taken as a whole), would have a Materially Adverse Effect if such amounts were then due and payable.

            Section V.17. Patents, Trademarks, Licenses, Etc. Except as set forth on Schedule 5.17, (i) the Consolidated Companies have obtained and hold in full force and effect all material patents, trademarks, service marks, trade names, copyrights, licenses and other such rights, free from material burdensome restrictions, which are necessary for the operation of their respective businesses as presently conducted, and (ii) to the best of Borrower's knowledge, no product, process, method, service or other item presently sold by or employed by any Consolidated Company in connection with such business infringes any patents, trademark, service mark, trade name, copyright, license or other right owned by any other person and there is not presently pending, or to the knowledge of Borrower, threatened, any claim or litigation against or affecting any Consolidated Company contesting such Person's right to sell or use any such product, process, method, substance or other item where the result of such failure to obtain and hold such benefits or such infringement would have a Materially Adverse Effect.

            Section V.18.  Ownership  of  Property.  Except  as set  forth  on
Schedule 5.18, each Consolidated Company has good and marketable fee simple title to or a valid leasehold interest in all of its real property and good title to, or a valid leasehold interest in, all of its other property, as such properties are reflected in the financial statements referred to in
Section 5.15(a), other than properties disposed of in the ordinary course of business since such date or as otherwise permitted by the terms of this Agreement, subject to no Lien or title defect of any kind, except Permitted Liens. The Consolidated Companies enjoy peaceful and undisturbed possession under all of their respective material leases.

            Section V.19. Indebtedness. As of the Closing Date, except for the Indebtedness set forth on Schedule 7.01, none of the Consolidated Companies is an obligor in respect of any Indebtedness for borrowed money or any commitment to create or incur any Indebtedness for borrowed money.

            Section V.20. Financial Condition. On the Closing Date, including without limitation, the use of the proceeds of the Loans as provided in Section 2.01, (i) the assets of each Credit Party at fair valuation and based on their present fair saleable value (including, without limitation, the fair and realistic value of any contribution or subrogation rights in respect of any Guaranty Agreement given by such Credit Party) will exceed such Credit Party's debts, including contingent liabilities (as such liabilities may be limited under the express terms of any Guaranty Agreement of such Credit Party), (ii) the remaining capital of such Credit Party will not be unreasonably small to conduct the Credit Party's business, and (iii) such Credit Party will not have incurred debts, or have intended to incur debts, beyond the Credit Party's ability to pay such debts as they mature. For purposes of this Section 5.20, "debt" means any liability on a claim, and "claim" means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

            Section V.21.  Labor  Matters.  Except as set  forth in  Schedule
5.21 or in any notice furnished to the Lenders and the Issuing Bank pursuant to Section 6.07(k) at or prior to the respective times the representations and warranties set forth in this Section 5.21 are made or deemed to be made hereunder, the Consolidated Companies have experienced no strikes, labor disputes, slow downs or work stoppages due to labor disagreements which have had, or would reasonably be expected to have, a Materially Adverse Effect, and, to the best knowledge of Borrower, there are no such strikes, disputes, slow downs or work stoppages threatened against any Consolidated Company. The hours worked and payment made to employees of the Consolidated Companies have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Consolidated Companies, or for which any claim may be made against the Consolidated Companies, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as liabilities on the books of the Consolidated Companies where the failure to pay or accrue such liabilities would reasonably be expected to have a Materially Adverse Effect.

            Section V.22. Payment or Dividend Restrictions. Except as described on Schedule 5.22, none of the Consolidated Companies is party to or subject to any agreement or understanding restricting or limiting the payment of any dividends or other distributions by any such Consolidated Company.

            Section V.23.  Sharing    Agreements.    Each   of   the   Sharing
Agreements is in full force and effect and no material default exists thereunder.

            Section V.24. Disclosure. No representation or warranty contained in this Agreement (including the Schedules attached hereto) or in any other document furnished from time to time pursuant to the terms of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading in any material respect as of the date made or deemed to be made. Except as may be set forth herein (including the Schedules attached hereto), there is no fact known to Borrower which has had, or is reasonably expected to have, a Materially Adverse Effect.


            Section V.25.    Year   2000    Compliant.    Borrower  and   its
            Subsidiaries shall be Year 2000 Compliant by December 31, 1999, except where a failure to be Year 2000 Compliant will not have a Materially Adverse Effect.


                                  ARTICLE VI.

                             AFFIRMATIVE COVENANTS

            So long as any Commitment remains in effect hereunder or any Note shall remain unpaid, Borrower will:

            Section VI.1. Corporate Existence, Etc. Preserve and maintain, and cause each of its Material Subsidiaries to preserve and maintain, its corporate existence, its material rights, franchises, and licenses, and its material patents and copyrights (for the scheduled duration thereof), trademarks, trade names, and service marks, necessary or desirable in the normal conduct of its business, and its qualification to do business as a foreign corporation in all jurisdictions where it conducts business or other activities making such qualification necessary, where the failure to be so qualified would reasonably be expected to have a Materially Adverse Effect.

            Section VI.2. Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply with all Requirements of Law (including, without limitation, the Environmental Laws subject to the exception set forth in Section 5.09 where the penalties, claims, fines, and other liabilities resulting from noncompliance with such Environmental Laws do not involve amounts in excess of $2,500,000 in the aggregate) and Contractual Obligations applicable to or binding on any of them where the failure to comply with such Requirements of Law and Contractual Obligations would reasonably be expected to have a Materially Adverse Effect.

            Section VI.3. Payment of Taxes and Claims, Etc. Pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and adequate reserves are maintained with respect thereto.

            Section VI.4. Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, containing complete and accurate entries of all their respective financial and business transactions.


            Section VI.5. Visitation, Inspection, Etc. Permit, and cause each of its Subsidiaries to permit, any representative of the Agent, the Co-Agent, the Issuing Bank or any Lender to visit and inspect any of its property, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as the Agent, the Co-Agent, the Issuing Bank or such Lender may reasonably request.

            Section VI.6.  Insurance; Maintenance of Properties.

            (a) Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts as is customary for such companies under similar circumstances; provided, however, that in any event Borrower shall use its best efforts to maintain, or cause to be maintained, insurance in amounts and with coverages not materially less favorable to any Consolidated Company as in effect on the date of this Agreement.

            (b) Cause, and cause each of the Consolidated Companies to cause, all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, settlements and improvements thereof, all as in the judgment of Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

            Section VI.7. Reporting Covenants. Furnish to each Lender and the Issuing Bank:

            (a)   Annual  Financial  Statements.  As soon as available  and in any event within 90 days after each Fiscal Year End of Borrower, balance sheets of the Consolidated Companies as at the end of such year, presented on a consolidated basis, and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such Fiscal Year, presented on a consolidated basis, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and accompanied by a report thereon of Ernst & Young, L.L.P. or other independent public accountants of comparable recognized national standing, which such report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly in all material respects the financial condition as at the end of such Fiscal Year on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies for such Fiscal Year in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

           (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the end of each fiscal quarter of Borrower (other than the fourth fiscal quarter), balance sheets of the Consolidated Companies as at the end of such quarter presented on a consolidated basis and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such fiscal quarter and for the portion of Borrower's Fiscal Year ended at the end of such quarter, presented on a consolidated basis setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower's previous Fiscal Year, all in reasonable detail and certified by the chief financial officer or principal accounting officer of Borrower that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies as at the end of such fiscal quarter on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal quarter and such portion of Borrower's Fiscal Year, in accordance with GAAP consistently applied (subject to normal year-end audit adjustments and the absence of certain footnotes);

            (c) No Default/Compliance Certificate. Together with the financial statements required pursuant to subsections (a) and (b) above, a certificate of the treasurer or chief financial officer of Borrower (i) to the effect that, based upon a review of the activities of the Consolidated Companies and such financial statements during the period covered thereby, there exists no Event of Default and no Default under this Agreement, or if there exists an Event of Default or a
      Default hereunder, specifying the nature thereof and the proposed response thereto, and (ii) demonstrating in reasonable detail compliance as at the end of such Fiscal Year or such fiscal quarter with Section 6.08 and Sections 7.01 through 7.05;

            (d) Notice of Default. Promptly after any Executive Officer of Borrower has notice or knowledge of the occurrence of an Event of Default or a Default, a certificate of the chief financial officer or principal accounting officer of Borrower specifying the nature thereof and the proposed response thereto;

            (e) Litigation. Promptly after (i) the occurrence thereof, notice of the institution of or any material adverse development in any material action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against any Consolidated Company, or any material property of any thereof seeking money damages in excess of $2,500,000 or which, if adversely determined, would otherwise reasonably be expected to have a Materially Adverse Effect, or (ii) actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration;


            (f) Environmental Notices. Promptly after receipt thereof, notice of any actual or alleged violation, or notice of any action, claim or request for information, either judicial or administrative, from any governmental authority relating to any actual or alleged claim, notice of potential responsibility under or violation of any Environmental Law, or any actual or alleged spill, leak, disposal or other release of any waste, petroleum product, or hazardous waste or Hazardous Substance by any Consolidated Company which could result in penalties, fines, claims or other liabilities to any Consolidated Company in amounts in excess of $2,500,000;

            (g) ERISA. (i) Promptly after the occurrence thereof with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof, or any trust established thereunder, notice of (A) a "reportable event" described in Section 4043 of ERISA and the regulations issued from time to time thereunder (other than a "reportable event" not subject to the provisions for 30-day notice to the PBGC under such regulations), or (B) any other event which could subject any Consolidated Company to any tax, penalty or liability under Title I or Title IV of ERISA or Chapter 43 of the Tax Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 404 or 419 of the Tax Code, where any such taxes, penalties or liabilities exceed or could exceed $2,500,000 in the aggregate;

                  (ii) Promptly after such notice must be provided to the PBGC, or to a Plan participant, beneficiary or alternative payee, any notice required under Section 101(d), 302(f)(4), 303, 307, 4041(b)(1)(A) or 4041(c)(1)(A) of ERISA or under Section 401(a)(29) or
      412 of the Tax Code with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof;

                  (iii) Promptly after receipt, any notice received by any Consolidated Company or any ERISA Affiliate thereof concerning the intent of the PBGC or any other governmental authority to terminate a Plan of such Company or ERISA Affiliate thereof which is subject to Title IV of ERISA, to impose any liability on such Company or ERISA Affiliate under Title IV of ERISA or Chapter 43 of the Tax Code;

                  (iv) Upon the request of the Agent, promptly upon the filing thereof with the Internal Revenue Service ("IRS") or the Department of Labor ("DOL"), a copy of IRS Form 5500 or annual report for each Plan of any Consolidated Company or ERISA Affiliate thereof which is subject to Title IV of ERISA;

                  (v)   Upon the request of the Agent,  (A) true and  complete
      copies  of  any  and  all   documents,   government   reports   and  IRS
      determination or opinion letters or rulings for any Plan of any Consolidated Company from the IRS, PBGC or DOL, (B) any reports filed with the IRS, PBGC or DOL with respect to a Plan of the Consolidated Companies or any ERISA Affiliate thereof, or (C) a current statement of withdrawal liability for each Multiemployer Plan of any Consolidated Company or any ERISA Affiliate thereof;

            (h) Liens. Promptly upon any Consolidated Compnay becoming aware thereof, notice of the filing of any federal statutory Lien, tax or other state or local government Lien or any other Lien affecting their respective properties, other than Permitted Liens;

            (i) Public Filings, Etc. Promptly upon the filing thereof or otherwise becoming available, copies of all financial statements, annual, quarterly and special reports, proxy statements and notices sent or made available generally by Borrower to its public security holders, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by any of them with any securities exchange, and of all press releases and other statements made available generally to the public containing material developments in the business or financial condition of Borrower and the other Consolidated Companies;

            (j) Accountants' Reports. Promptly upon receipt thereof, copies of all financial statements of, and all reports submitted by, independent public accountants to Borrower in connection with each annual, interim, or special audit of Borrower's financial statements, including without limitation, the comment letter submitted by such accountants to management in connection with their annual audit;

            (k) Burdensome Restrictions, Etc. Promptly upon the existence or occurrence thereof, notice of the existence or occurrence of (i) any Contractual Obligation or Requirement of Law described in Section 5.12,
      (ii) failure of any Consolidated Company to hold in full force and effect those material trademarks, service marks, patents, trade names, copyrights, licenses and similar rights necessary in the normal conduct of its business, and (iii) any strike, labor dispute, slow down or work stoppage as described in Section 5.21;

            (l) New Material Subsidiaries. Within 30 days after the formation or acquisition of any Material Subsidiary, or any other event resulting in the creation of a new Material Subsidiary, notice of the formation or acquisition of such Material Subsidiary or such occurrence, including a description of the assets of such entity, the activities in which it will be engaged, and such other information as the Agent, the Co-Agent, the Issuing Bank and any of the Lenders may request;

            (m) Intercompany Asset Transfers. Promptly upon the occurrence thereof, notice of the transfer of any assets from any Credit Party to any other Consolidated Company that is not a Credit Party in any transaction or series of related transactions, where either the book value or the fair market value of such assets is greater than $2,500,000 (excluding sales or other transfers of assets in the ordinary course of business); and

            (n) Other Information. With reasonable promptness, such other information about the Consolidated Companies as the Agent, the Co-Agent, the Issuing Bank or any Lender may reasonably request from time to time.


            Section VI.8.   Financial Covenants.

            (a) Fixed Charge Coverage. Maintain a Fixed Charge Coverage Ratio at all times greater than 3.00:1.00, measured as of the last day of each fiscal quarter of the Borrower, commencing on the last day of the fiscal quarter ending on August 31, 1998, for the immediately preceding four quarters ending on such date.

            (b) Leverage Ratio. Maintain a Leverage Ratio at all times of not more than 3.00:1.0, measured as of the last day of each fiscal quarter of the Borrower, commencing on the last day of the fiscal quarter ending on August 31, 1998, for the immediately preceding four quarters ending on such date.

            Section VI.9. Notices Under Certain Other Indebtedness. Immediately upon its receipt thereof, Borrower shall furnish the Agent a copy of any notice received by it or any other Consolidated Company from the holder(s) of Indebtedness referred to in Section 7.01(b), (c), (f), (g) or
(i) (or from any trustee, agent, attorney, or other party acting on behalf of such holder(s)) in an amount which, in the aggregate, exceeds $2,500,000, where such notice states or claims (i) the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness, or (ii) the existence or occurrence of any event or condition which requires or permits holder(s) of any Indebtedness to exercise rights under any Change in Control Provision.

            Section VI.10. Additional    Credit   Parties   and    Collateral.
Promptly after (i) the formation or acquisition of any Material Subsidiary not listed on Schedule 5.14, (ii) the transfer of assets to any Consolidated Company if notice thereof is required to be given pursuant to Section 6.07(m) and as a result thereof the recipient of such assets becomes a Material Subsidiary, or (iii) the occurrence of any other event creating a new Material Subsidiary, Borrower shall cause to be executed and delivered a Supplement to Subsidiary Guaranty Agreement from each such Material
Subsidiary, together with related corporate authorization documents, organizational documents, secretary's certificates and opinions, all in form and substance satisfactory to the Agent and the Required Lenders.



                                  ARTICLE VII.


                              NEGATIVE COVENANTS

            So long as any Commitment remains in effect hereunder or any Note shall remain unpaid, Borrower will not and will not permit any Subsidiary to:

            Section VII.1. Indebtedness. Create, incur, assume, guarantee, suffer to exist or otherwise become liable on or with respect to, directly or indirectly, any Indebtedness, other than:

            (a) Indebtedness of the Borrower under this Agreement and of the Material Subsidiary of Borrower pursuant to the Guaranty Agreement;

            (b) Indebtedness outstanding or incurred on the Closing Date and described on Schedule 7.01

            (c) purchase money Indebtedness to the extent secured by a Lien permitted by Section 7.02(b) in an aggregate principal amount at any time outstanding not to exceed $5,000,000;

            (d) unsecured current liabilities (other than liabilities for borrowed money or liabilities evidenced by promissory notes, bonds or similar instruments) incurred in the ordinary course of business and either (i) not more than 30 days past due, or (ii) being disputed in good faith by appropriate proceedings with reserves for such disputed liability maintained in conformity with GAAP;

            (e) Indebtedness of Borrower or any of its Subsidiaries under Interest Rate Contracts;

            (f) Subordinated Debt of the Borrower (but not Subsidiaries of the Borrower) expressly approved in writing by the Lenders;

            (g) Guarantees of advances to officers and employees in the ordinary course of business, or Guarantees otherwise disclosed to and approved in writing by the Agent and the Required Lenders;

            (h) Endorsements of instruments for deposit or collection in the ordinary course of business;

            (i) Unsecured Indebtedness of the Borrower pursuant to short term lines of credit in an aggregate principal amount at any one time outstanding not to exceed $5,000,000;


            Section 7.05;

            (k) Up to $25,000,000 of additional Indebtedness at any time outstanding for the purpose of issuing variable or fixed rate demand notes or bonds for the benefit of Borrower or any of its Subsidiaries to finance one or more advanced culinary center.

            Section VII.2. Liens. Create, incur, assume or suffer to exist any Lien on any of its property now owned or hereafter acquired to secure any Indebtedness other than:

            (a)   Liens   existing  on  the  Closing  Date  and  disclosed  on
      Schedule 7.02;

            (b) any Lien on any property and proceeds thereof securing Indebtedness permitted by Section 7.01(c) or 7.01(k) above incurred or assumed for the purpose of financing all or any part of the cost of acquiring, developing, constructing, installing or equipping such property and any refinancing thereof, provided that such Lien does not extend to any other property (other than the proceeds of such property);

            (c) Liens for taxes not yet due, and Liens for taxes or Liens imposed by ERISA which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

            (d) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law and created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

            (e) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

            (f) zoning, easements and restrictions on the use of real property which do not materially impair the use of such property; and

            (g) rights in property reserved or vested in any governmental authority which do not materially impair the use of such property.




            Section VII.3. Mergers, Sales, Acquisitions.

            (a) Merge or consolidate with any other Person, except that this Section 7.03 shall not apply to:

                  (i)   any  merger  or  consolidation  of  Borrower  with any
            other  Person   provided   that  the  Borrower  is  the  surviving
            corporation after such merger or consolidation,

                  (ii) any merger or consolidation of any of the Borrower's Subsidiaries with any other Person provided that any such Subsidiary shall be the surviving corporation after such merger or consolidation, or

                  (iii) any merger between Subsidiaries of Borrower; or

            (b) sell, lease, transfer or otherwise dispose of its accounts, property or other assets (including capital stock of any Subsidiary of Borrower), except that this Section 7.03 shall not apply to:

                  (i) any sale, lease, transfer or other disposition of assets of any Subsidiary of the Borrower to the Borrower or any of its Material Subsidiaries,

                  (ii) sales of inventory in the ordinary course of business of the Borrower and its Subsidiaries,

                  (iii) disposition  of equipment or inventory  determined  in good faith to be obsolete or unusable by the Borrower or its Subsidiaries, or

                  (iv) any other sale of the Borrower's assets during the term of this Agreement; provided that, such assets (x) have an aggregate book value, which when aggregated with all other such sales since the Closing Date, do not exceed seven and one-half percent (7.5%) of the aggregate book value of all of the Borrower's assets on the date of such transfer, and (y) when aggregated with all other assets of Borrower sold during such Fiscal Year, did not produce or otherwise account for more than ten percent (10%) of Consolidated EBITDA during the preceding Fiscal Year (or in the case of the first year of this Agreement, any of the four preceding fiscal quarters of the Borrower);

            (c) purchase, lease or otherwise acquire for cash, stock or other consideration, the stock of any Person or all or any substantial portion of the assets of any Person, unless such stock, assets or other considerations have fair market value in any one transaction less than $10,000,000, or less than $20,000,000 in the aggregate per Fiscal Year, and the Borrower provides to the Lenders the following information:


                  (i) a description in reasonable detail of the assets proposed to be purchased in the transaction; and

                  (ii) a certificate by the Chief Financial Officer of the Borrower stating that (1) after giving effect any such transaction in this Section 7.03(c) the covenants described in
            Section 6.08 have been met and (2) that no Default or Event of Default will exist as a result of the transaction;

provided, however, that no transaction pursuant to clause (a), clause (b)(i), clause (b)(iv) or clause (c) above shall be permitted if any Default or Event of Default exists at the time of such transaction or would exist as a result of such transaction.

            Section VII.4. Investments, Loans, Etc. Make, permit or hold any Investments in any Person, or otherwise acquire or hold any Subsidiaries, other than:

            (a) Investments in (i) Subsidiaries of Borrower existing as of the Closing Date, (ii) Material Subsidiaries with respect to which the Borrower has complied with Section 6.10, and (iii) Subsidiaries created or acquired thereafter in connection with any acquisition permitted by
      Section 7.03(c)  to the extent  permitted by  Section 7.03 in any Fiscal
      Year.

            (b) Investments in the stock or other assets of any other Person that is engaged in a business permitted by Section 7.08 hereof that, as a result of such Investment, becomes a wholly-owned Subsidiary of Borrower (other than Hostile Acquisitions); provided, however, that the aggregate amount of Investments made pursuant to this subsection
      (b) shall not exceed, (x) in the case of the acquisition of the stock or assets of any Person or related Persons, an aggregate amount of $1,500,000, and (y) an aggregate amount of $5,000,000 during any Fiscal Year of the Borrower;

            (c) marketable direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case supported by the full faith and credit of the United States and maturing within one year from the date of creation thereof;

            (d) Investments received in settlement of Indebtedness created in the ordinary course of business;

           (e) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, the interest from which is exempt from Federal income taxes, maturing within one year from the date of acquisition thereof and either having as at any date of determination the one of the two highest ratings obtainable from either Standard & Poor's or Moody's;

            (f) unsecured commercial paper, the interest from which is exempt from Federal income taxes, maturing no more than 270 days from the date of creation and having as at any date of determination either the highest rating obtainable from either Standard & Poor's or Moody's;

            (g) commercial paper issued by corporations, each of which has a consolidated net worth of not less than $500,000,000, and conducts a substantial portion of its business in the United States of America, maturing no more than 365 days from the date of acquisition thereof and having as at any date of determination the highest rating obtainable from either Standard & Poor's or Moody's; and

            (h) money market or similar depository accounts, certificates of deposit or bankers acceptances, in each case redeemable upon demand or maturing within one year from the date of acquisition thereof, issued by commercial banks incorporated under the laws of the United States of America or any state thereof or the District of Columbia, provided (x) each such bank has at any date of determination combined capital and surplus of not less than $1,000,000,000 and a rating of its long-term debt of at least A by Standard & Poor's or at least A by Moody's or a long-term deposit rating of at least A issued by Standard & Poor's or at least A issued by Moody's, (y) the aggregate amount of all such certificates of deposit issued by such bank are fully insured at all times by the Federal Deposit Insurance Company;

provided  however,   notwithstanding  the  foregoing,  the  Borrower  and  any
Subsidiary may continue to own any Investment which (A) complied with the provisions of clauses (f), (g) or (h) at the time such Investment was made and (B) at any date of determination does not so comply solely because (x) such Investment no longer has the rating required from Standard & Poor's or Moody's or (y) the bank having the money market or depository account or issuing the certificate of deposit or bankers acceptance ceases to have the required level of capital and surplus or to have a rating of its long-term debt of at least A by Standard & Poor's or at least A by Moody's or to have a long-term deposit rating of at least A by Standard & Poor's or at least A by Moody's, if, and for so long as, in the good faith judgment of the relevant Executive Officer, no loss of the principal amount of such Investment would occur as the result of the Borrower or such Subsidiary continuing to own such Investment to maturity. Nothing contained in the foregoing proviso shall be deemed to be applicable to any new or renewed Investment at the time such Investment is made or renewed.

            Section VII.5. Letters of Credit. Create, incur, issue, assume, guarantee, suffer to exist or otherwise become liable on or with respect to, directly or indirectly, letters of credit other than Letters of Credit issued pursuant to this Agreement and letters of credit issued to provide credit or liquidity support, or both in connection with Indebtedness permitted by
Section 7.01(k), where the maximum amount available to be drawn under all such letters of credit would exceed, at any one time outstanding, $20,000,000 in the aggregate.

            Section VII.6. Sale and Leaseback Transactions. Sell or transfer any property, real or personal, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which any
Consolidated Company intends to use for substantially the same purpose or purposes as the property being sold or transferred.

            Section VII.7. Transactions with Affiliates.

            (a) Enter into any transaction or series of related transactions which in the aggregate would be material, whether or not in the ordinary course of business, with any Affiliate of any Consolidated Company (but excluding any Affiliate which is also a wholly-owned Subsidiary of Borrower and any compensation arrangement with an officer or director of the Borrower or any other Consolidated Company entered into in the ordinary course of business), other than on terms and conditions substantially as favorable to such Consolidated Company as would be obtained by such Consolidated Company at the time in a comparable arm's-length transaction with a Person other than an Affiliate.

            (b) Convey or transfer to any other Person (including any other Consolidated Company) any real property, buildings, or fixtures used in the manufacturing or production operations of any Consolidated Company, or convey or transfer to any other Consolidated Company any other assets (excluding conveyances or transfers in the ordinary course of business) if at the time of such conveyance or transfer any Default or Event of Default exists or would exist as a result of such conveyance or transfer.

            Section VII.8. Changes in Business. Enter into or engage in any business which is substantially different from the business engaged in by the Borrower and its Subsidiaries on the Closing Date.

            Section VII.9. ERISA. Take or fail to take any action with respect to any Plan of any Consolidated Company or, with respect to its ERISA Affiliates, any Plans which are subject to Title IV of ERISA or to continuation health care requirements for group health plans under the Tax Code, including without limitation (i) establishing any such Plan, (ii) amending any such Plan (except where required to comply with applicable law),
(iii) terminating or withdrawing from any such Plan, or (iv) incurring an amount of unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, or any withdrawal liability under Title IV of ERISA with respect to any such Plan, which together with any other action or omission referred to in this Section 7.09 (taken as a whole) would have a Materially Adverse Effect, without first obtaining the written approval of the Required Lenders.

           Section VII.10. Limitation on Payment Restrictions Affecting Consolidated Companies. Create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction on the ability of any Consolidated Company to (i) pay dividends or make any other distributions on any stock of a Subsidiary of the Borrower, or (ii) pay any intercompany debt owed to Borrower or any other Consolidated Company, or (iii) transfer any of its property or assets to Borrower or any other Consolidated Company, except any consensual encumbrance or restriction existing as of the Closing Date.

            Section VII.11. Actions Under Certain Documents. Without the prior written consent of the Required Lenders (i) modify, amend, cancel or rescind any agreements or documents evidencing or governing Subordinated Debt or intercompany debt, (ii) make any payment with respect to Subordinated Debt, except that current interest accrued on such Subordinated Debt as of the date of this Agreement and all interest subsequently accruing thereon (whether or not paid currently) may be paid unless a Default or Event of Default has occurred and is continuing, (iii) voluntarily prepay any portion of intercompany debt, or (iv) amend or modify any of the Sharing Agreements to materially increase the obligations or liabilities of the Consolidated Companies thereunder.

            Section VII.12.   Additional    Negative   Pledges.    Create   or
otherwise cause or suffer to exist or become effective, directly or indirectly, any prohibition or restriction on the creation or existence of any Lien upon any asset of any Consolidated Company, other than pursuant to
(i) Section 7.02, (ii) the terms of any agreement, instrument or other document pursuant to which any Indebtedness permitted by Sections 7.01(k) or 7.02(b) is incurred by any Consolidated Company, so long as such prohibition or restriction (in the case of Indebtedness permitted pursuant to
Section 7.02(b)) applies only to the property or asset being financed by such Indebtedness, and (iii) any requirement of applicable law or any regulatory authority having jurisdiction over any of the Consolidated Companies.

            Section VII.13. Changes in Fiscal Year. Change the calculation of the Fiscal Year of the Borrower.

            Section VII.14. Issuance of Stock by Subsidiaries. Permit any Subsidiary (either directly or indirectly by the issuance of rights or options for, or securities convertible into such shares) to issue, sell or dispose of any shares of its stock of any class (other than directors' qualifying shares, if any) except to the Borrower or another Subsidiary.

            Section VII.15. Dividends. In any Fiscal Year the Borrower shall not pay or declare dividends in an aggregate amount in excess of twenty percent (20%) of its Consolidated Net Income.


                               ARTICLE VIII.

                               EVENTS OF DEFAULT

            Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):

            Section VIII.1. Payments. Borrower shall fail to make promptly when due (including, without limitation, by mandatory prepayment) any principal payment with respect to the Loans, or Borrower shall fail to make any payment of interest, fee or other amount payable hereunder within five (5) days of its due date;

            Section VIII.2. Covenants Without Notice. Borrower shall fail to observe or perform any covenant or agreement contained in Sections 6.01, 6.05, 6.07, 6.08, 6.09 or Article VII;

            Section VIII.3. Other Covenants. Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement, other than those referred to in Sections 8.01 and 8.02, and, if capable of being remedied, such failure shall remain unremedied for 30 days after the earlier of (i) Borrower's obtaining knowledge thereof, or (ii) written notice thereof shall have been given to Borrower by Agent, the Co-Agent, the Issuing Bank or any Lender;

            Section VIII.4. Representations. Any representation or warranty made or deemed to be made by Borrower or any other Credit Party or by any of its officers under this Agreement or any other Credit Document (including the Schedules attached thereto), or any certificate or other document submitted to the Agent, the Co-Agent, the Issuing Bank or the Lenders by any such Person pursuant to the terms of this Agreement or any other Credit Document, shall be incorrect in any material respect when made or deemed to be made or submitted;

            Section VIII.5. Non-Payments of Other Indebtedness. Any Consolidated Company shall fail to make when due (whether at stated maturity, by acceleration, on demand or otherwise, and after giving effect to any applicable grace period) any payment of principal of or interest on any Indebtedness (other than the Obligations) exceeding $2,500,000 individually or in the aggregate;

            Section VIII.6. Defaults Under Other Agreements; Change In Control Provisions. (a) Any Consolidated Company shall fail to observe or perform any covenants or agreements (whether or not waived) contained in any agreements or instruments relating to any of its Indebtedness exceeding $500,000 individually or in the aggregate, or any other event shall occur if the effect of such failure or other event is to accelerate, or with notice or passage of time or both, to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity; or (b) any event or condition shall occur or exist which, pursuant to the terms of any Change in Control Provision, requires or permits the holder(s) of the Indebtedness subject to such Change in Control Provision to require that such Indebtedness be redeemed, repurchased, defeased, prepaid or repaid, in whole or in part, or the maturity of such Indebtedness to be accelerated;

            Section VIII.7.   Bankruptcy.   The   Borrower  or  any   Material
Subsidiary shall commence a voluntary case concerning itself under the Bankruptcy Code or applicable foreign bankruptcy laws; or an involuntary case for bankruptcy is commenced against Borrower or any Material Subsidiary and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) or similar official under applicable foreign bankruptcy laws is appointed for, or takes charge of, all or any substantial part of the property of the Borrower or any Material Subsidiary; or the Borrower or any Material Subsidiary commences proceedings of its own bankruptcy or to be granted a suspension of payments or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether now or hereafter in effect, relating to the Borrower or any Material Subsidiary or there is commenced against the Borrower or any Material Subsidiary any such proceeding which remains undismissed for a period of 60 days; or the Borrower or any Material Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any Material Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any Material Subsidiary makes a general assignment for the benefit of creditors; or the Borrower or any Material Subsidiary shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Borrower or any Material Subsidiary shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Borrower or any Material Subsidiary shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by the Borrower or any Material Subsidiary for the purpose of effecting any of the foregoing;

            Section VIII.8. ERISA. A Plan of either a Consolidated Company or of any of its ERISA Affiliates which is subject to Title IV of ERISA:

         (i)      shall  fail to be  funded  in  accordance  with the  minimum funding standard required by applicable law, the terms of such Plan, Section 412 of the Tax Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan or Section 412 of the Tax Code or Section 303 of ERISA; or

       (ii)      is  being,  or  has  been,  terminated  or  the  subject  of termination proceedings under applicable law or the terms of such Plan; or

       (iii) shall require a Consolidated Company to provide security under applicable law, the terms of such Plan, Section 401 or 412 of the Tax Code or Section 306 or 307 of ERISA; or

        (iv) results in a liability to a Consolidated Company under applicable law, the terms of such Plan, or Title IV of ERISA;

and there shall result from any such failure, waiver, termination or other event described in clauses (i) through (iv) above a liability to the PBGC or a Plan that would have a Materially Adverse Effect;

            Section VIII.9. Judgments. Judgments or orders for the payment of money in excess of $2,500,000 individually or in the aggregate or otherwise having a Materially Adverse Effect shall be rendered against Borrower or any other Consolidated Company and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of 30 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

            Section VIII.10. Ownership of Credit Parties. If Borrower shall at any time fail to own and control the shares of Voting Stock of any Guarantor which it owned or controlled at the time such Guarantor became a Credit Party hereunder other than due to sale of the Voting Stock of such Guarantor permitted pursuant to Section 7.03 hereof;

            Section VIII.11.  Change  in  Control  of  Borrower.  (x) With the
exception of Morrison prior to the Closing Date, any person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof) shall become the owner, beneficially or of record, of shares representing more than twenty-five percent (25%) of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower, or (y) a change in the board of directors of the Borrower shall occur such that the individuals who constituted the board of directors of the Borrower at the beginning of the two-year period immediately preceding such change (together with any other director whose election by the board of directors of the Borrower or whose nomination for election by the shareholders of the Borrower was approved by a vote of at least a majority of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

            Section VIII.12. Default Under Other Credit Documents; Sharing Agreements. (x) There shall exist or occur any "Event of Default" as provided under the terms of any other Credit Document, or any Credit Document ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of Borrower or any other Credit Party, or at any time it is or becomes unlawful for Borrower or any other Credit Party to perform or comply with its material obligations under any Credit Document, or the material obligations of Borrower or any other Credit Party under any Credit Document are not or cease to be legal, valid and binding on Borrower or any such Credit Party; or (y) any party to the Sharing Agreements shall default with respect to its covenants or obligations thereunder where such default results in a Materially Adverse Effect with respect to the Credit Parties;

then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, the Agent may, and upon the written or telex request of the Required Lenders, shall, take any or all of the following actions, without prejudice to the rights of the Agent, the Co-Agent, the Issuing Bank, any Lender or the holder of any Note to enforce its claims against Borrower or any other Credit Party: (i) declare all Commitments terminated, whereupon the Commitments of each Lender shall terminate immediately and any commitment fee shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations owing hereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided, that, if an Event of Default specified in Section 8.07 shall occur, the result which would occur upon the giving of notice by the Agent to any Credit Party, shall occur automatically without the giving of any such notice, and (iii) may exercise any other rights or remedies available under the Credit Documents, at law or in equity.

                                  ARTICLE IX.

                                   THE AGENT

            Section IX.1. Appointment of Agent. The Issuing Bank and each Lender hereby designates SunTrust as Agent to administer all matters concerning the Loans and Letters of Credit and to act as herein specified. The Issuing Bank and each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such actions on its behalf under the provisions of this Agreement, the other Credit Documents, and all other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through their agents or employees.


            Section IX.2.  Authorization   of  Agent  with  Respect  to  the
Security Documents. (a) The Issuing Bank and each Lender hereby authorizes the Agent to enter into each of the Security Documents substantially in the form attached hereto, and to take all action contemplated thereby. All rights and remedies under the Security Documents may be exercised by the Agent for the benefit of the Agent, the Issuing Bank and the Lenders and the other beneficiaries thereof upon the terms thereof. The Issuing Bank and the Lenders further agree that the Agent may assign its rights and obligations under any of the Security Documents to any affiliate of the Agent or to any trustee, if necessary or appropriate under applicable law, which assignee in each such case shall (subject to compliance with any requirements of applicable law governing the assignment of such Security Documents) be entitled to all the rights of the Agent under and with respect to the applicable Security Document.

            (b) In each circumstance where, under any provision of any Security Document, the Agent shall have the right to grant or withhold any consent, exercise any remedy, make any determination or direct any action by the Agent under such Security Document, the Agent shall act in respect of such consent, exercise of remedies, determination or action, as the case may be, with the consent of and at the direction of the Required Lenders;
provided, however, that no such consent of the Required Lenders shall be required with respect to any consent, determination or other matter that is, in the Agent's judgment, ministerial or administrative in nature. In each circumstance where any consent of or direction from the Required Lenders is required, the Agent shall send to the Issuing Bank and the Lenders a notice setting forth a description in reasonable detail of the matter as to which consent or direction is requested and the Agent's proposed course of action with respect thereto. In the event the Agent shall not have received a response from any Lender or the Issuing Bank within five (5) Business Days after such Lender's or the Issuing Bank's receipt of such notice, such Lender or the Issuing Bank shall be deemed to have agreed to the course of action proposed by the Agent.

            Section IX.3. Nature of Duties of Agent. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. None of the Agent nor any of its respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be ministerial and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender or the Issuing Bank; and nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or the other Credit Documents except as expressly set forth herein.

            Section IX.4.  Lack of Reliance on the Agent.

           (a) Independently and without reliance upon the Agent, each Lender and the Issuing Bank, to the extent each deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender or the Issuing Bank with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or the issuance of the Letters of Credit or at any time or times thereafter.

            (b) The Agent shall not be responsible to any Lender or the Issuing Bank for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Notes, the Guaranty Agreement or any other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes, the Guaranty Agreement or the other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or the existence or possible existence of any Default or Event of Default.

            Section IX.5. Certain Rights of the Agent. If the Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Agent shall be entitled to refrain from such act or taking such act, unless and until the Agent shall have received instructions from the Required Lenders; and the Agent shall not incur liability in any Person by reason of so refraining. Without limiting the foregoing, no Lender or the Issuing Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

            Section IX.6. Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cable gram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Agent may consult with legal counsel (including counsel for any Credit Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.


            Section IX.7. Indemnification of Agent. To the extent the Agent is not reimbursed and indemnified by the Credit Parties, each Lender will reimburse and indemnify the Agent, ratably according to the respective amounts of the Loans outstanding under all Commitments (or if no amounts are outstanding, ratably in accordance with the Commitments), in either case, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement or the other Credit Documents; provided that no Lender or the Issuing Bank shall be liable to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

            Section IX.8. The Agent in its Individual Capacity. With respect to its obligation to lend under this Agreement, the Loans made by it and the Notes issued to it, the Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Consolidated Companies or any affiliate of the Consolidated Companies as if it were not performing the duties specified herein, and may accept fees and other consideration from the Consolidated Companies for services in connection with this Agreement and otherwise without having to account for the same to the Lenders or the Issuing Bank.

            Section IX.9. Holders of Notes. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

            Section IX.10. Successor Agent.

            (a) The Agent may resign at any time by giving written notice thereof to the Lenders, the Issuing Bank and Borrower and may be removed at any time with or without cause by the Required Lenders; provided, however, the Agent may not resign or be removed until a successor Agent has been appointed and shall have accepted such appointment. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent subject to Borrower's prior written approval. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent subject to Borrower's prior written approval, which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $1,000,000,000.

            (b) Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

                                  ARTICLE X.

                                 MISCELLANEOUS

            Section X.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address or applicable teletransmission number set forth on the signature pages hereof, or such other address or applicable teletransmission number as such party may hereafter specify by notice to the Agent and Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, or (iv) if given by any other means (including, without limitation, by air courier), when delivered or received at the address specified in this Section; provided that notices to the Agent shall not be effective until received.

            Section X.2. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the other Credit Documents, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (and in the case of any amendment, the applicable Credit Party), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders and the Issuing Bank to do any of the following: (i) waive any of the conditions specified in Section 4.01 or 4.02, (ii) increase the Commitments or contractual obligations of the Lenders or the Issuing Bank to Borrower under this Agreement, (iii) reduce the principal of, or interest on, the Notes or any fees hereunder, (iv) postpone any date fixed for the payment in respect of principal of, or interest on, the Notes or any fees hereunder, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number or identity of Lenders which shall be required for the Lenders or any of them to take any action hereunder, (vi) agree to release any Guarantor from its obligations under any Guaranty Agreement,
(vii)  modify the  definition  of "Required  Lenders,"  or (viii)  modify this
Section 10.02. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent and the Co-Agent, in addition to the Lenders and the Issuing Bank required hereinabove to take such action, affect the rights or duties of the Agent under this Agreement or under any other Credit Document.

            Section X.3. No Waiver; Remedies Cumulative. No failure or delay on the part of the Agent, the Co-Agent, any Lender, the Issuing Bank or any holder of a Note in exercising any right or remedy hereunder or under any other Credit Document, and no course of dealing between any Credit Party and the Agent, any Lender, the Issuing Bank or the holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent, the Co-Agent, any Lender, the Issuing Bank or the holder of any Note would otherwise have. No notice to or demand on any Credit Party not required hereunder or under any other Credit Document in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent, the Co-Agent, the Lenders, the Issuing Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

            Section X.4.   Payment of Expenses, Etc.  Borrower shall:

                  (i) whether or not the transactions hereby contemplated are consummated, pay all reasonable, out-of-pocket costs and expenses of the Agent in the administration (both before and after the execution hereof and including reasonable expenses actually incurred relating to advice of counsel as to the rights and duties of the Agent, the Co-Agent, the Issuing Bank and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and, after a Default or Event of Default, refinancing, renegotiation or restructuring of, this Agreement and the other Credit Documents and the documents and instruments referred to therein, and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Agent), and in the case of enforcement of this Agreement or any Credit Document after an Event of Default, all such reasonable, out-of-pocket costs and expenses (including, without limitation, the reasonable fees actually incurred and reasonable disbursements and changes of counsel), for any of the Lenders or the Issuing Bank;

                  (ii) subject, in the case of certain Taxes, to the applicable provisions of Section 3.07(b), pay and hold each of the Lenders and the Issuing Bank harmless from and against any and all present and future stamp, documentary, and other similar Taxes with respect to this Agreement, the Notes and any other Credit Documents, any collateral described therein, or any payments due thereunder, and save the Issuing Bank and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Taxes; and

                  (iii) indemnify the Agent,  the  Co-Agent,  the Issuing Bank and each Lender, and their respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use of the proceeds of any of the Loans or any Credit Party's entering into and performing of the
               Agreement, the Notes, or the other Credit Documents, including, without limitation, the reasonable fees actually incurred and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct;

                  (iv) without limiting the indemnities set forth in subsection (iii) above, indemnify each Indemnitee for any and all expenses and costs (including without limitation, remedial, removal, response, abatement, cleanup, investigative, closure and monitoring costs), losses, claims (including claims for contribution or indemnity and including the cost of investigating or defending any claim and whether or not such claim is ultimately defeated, and whether such claim arose before, during or after any Credit Party's ownership, operation, possession or control of its business, property or facilities or before, on or after the date hereof, and including also any amounts paid incidental to any compromise or settlement by the Indemnitee or Indemnitees to the holders of any such claim), lawsuits, liabilities, obligations, actions, judgments, suits, disbursements, encumbrances, liens, damages (including without limitation damages for contamination or destruction of natural resources), penalties and fines of any kind or nature whatsoever (including without limitation in all cases the reasonable fees actually incurred, other charges and disbursements of counsel in connection therewith) incurred, suffered or sustained by that Indemnitee based upon, arising under or relating to Environmental Laws based on, arising out of or relating to in whole or in part, the existence or exercise of any rights or remedies by any Indemnitee under this Agreement, any other Credit Document or any related documents.

      If and to the  extent  that  the  obligations  of  Borrower  under  this
      Section 10.04 are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            Section X.5. Right of Setoff. In addition to and not in limitation of all rights of offset that any Lender, the Issuing Bank or other holder of a Note may have under applicable law, each Lender, Issuing Bank or other holder of a Note shall, upon the occurrence of any Event of Default and whether or not such Lender, Issuing Bank or such holder has made any demand or any Credit Party's obligations have matured, have the right to appropriate and apply to the payment of any Credit Party's obligations hereunder and under the other Credit Documents, all deposits of any Credit Party (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by such Lender, the Issuing Bank or other holder to any Credit Party, whether or not related to this Agreement or any transaction hereunder.

            Section X.6.   Benefit of Agreement; Assignments; Participations.

            (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders and the Issuing Bank.

            (b) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

            (c) Each Lender and may assign all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of any of its Commitments and the Loans at the time owing to it and the Notes held by it) to any Eligible Assignee; provided, however, that (i) the Borrower and the Agent each must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) unless such assignment is an Affiliate of the assigning Lender or unless (in the case of Borrower's consent) an Event of Default has occurred and is continuing hereunder,
      (ii) the amount of the Commitments of the assigning Lender subject to each assignment (determined as of the date the assignment and acceptance with respect to such assignment is delivered to the Agent) shall not be less than an amount equal to $10,000,000 or greater integral multiplies of $1,000,000 unless such assignment is to an Affiliate of the assigning Lender or such Lender is assigning it commitment in its entirety, (iii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a Note or Notes subject to such assignment and, unless such assignment is to an Affiliate of such Lender, a processing and recordation fee of $3,000. Borrower shall not be responsible for such processing and recordation fee or any costs or expenses incurred by any Lender or the Agent in connection with such assignment. From and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement. Within five (5) Business Days after receipt of the notice and the Assignment and Acceptance, Borrower shall execute and deliver to the Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such assignee in a principal amount equal to the applicable Commitments assumed by it pursuant to such Assignment and Acceptance and new Note or Notes to the assigning Lender in the amount of its retained Commitment or Commitments. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of the surrendered Note or Notes which they replace, and shall otherwise be in substantially the form attached hereto.

            (d) Each Lender may, without the consent of Borrower or the Agent, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments in the Loans owing to it and the Notes held by it), provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating bank or other entity shall not be entitled to the benefit (except through its selling Lender) of the cost protection provisions contained in Article III of this Agreement, and (iv) Borrower and the Agent and other Lenders shall continue to deal solely and directly with each Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to the Loans and to approve any amendment, modification or waiver of any provisions of this Agreement. Each Lender shall promptly notify in writing the Agent and the Borrower of any sale of a participation hereunder.

           (e) Any Lender or participant may, in connection with the assignment or participation or proposed assignment or participation, pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to Borrower or the other Consolidated Companies furnished to such Lender by or on behalf of Borrower or any other Consolidated Company. With respect to any disclosure of confidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judgments with respect to this credit facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States. The proposed participant or assignee shall agree not to disclose any of such information except (i) to directors, employees, auditors or counsel to whom it is necessary to show such information, each of whom shall be informed of the confidential nature of the information, (ii) in any statement or testimony pursuant to a subpoena or order by any court, governmental body or other agency asserting jurisdiction over such entity, or as otherwise required by law (provided prior notice is given to Borrower and the Agent unless otherwise prohibited by the subpoena, order or law), and (iii) upon the request or demand of any regulatory agency or authority with proper jurisdiction. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Lender, the
      Agent, the Co-Agent or Borrower relating to such confidential information unless otherwise properly disposed of by such entity.

            (f) Any Lender may at any time assign all or any portion of its rights in this Agreement and the Notes issued to it to a Federal Reserve Bank; provided that no such assignment shall release the Lender from any of its obligations hereunder.

            (g) If (i) any Taxes referred to in Section 3.07(b) have been levied or imposed so as to require withholdings and reductions by the Borrower and payment by the Borrower of additional amounts to any Lender as a result thereof or any Lender shall make demand for payment of any material additional amounts as compensation for increased cost pursuant to Section 3.10, then and in such event, upon request from the Borrower delivered to such Lender, such Lender shall assign, in accordance with the provisions of Section 10.06(c), all of its rights and obligations under this Agreement and the other Credit Documents to an Eligible Assignee selected by the Borrower and consented to by the Agent in consideration for the payment by such assignee to the Lender of the principal of and interest on the outstanding Loans accrued to the date of such assignment, the assumption of such Lender's Commitments hereunder, together with any and all other amounts owing to such Lender under any provisions of this Agreement or the other Credit Documents accrued to the date of such assignment.

            Section X.7.   Governing Law; Submission to Jurisdiction.

            (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

            (b)   ANY  LEGAL  ACTION  OR  PROCEEDING   WITH  RESPECT  TO  THIS
AGREEMENT, THE NOTES OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA, OR ANY OTHER COURT OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND
UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

            (c) BORROWER HEREBY IRREVOCABLY DESIGNATES CSC CORPORATION SERVICES, ATLANTA, GEORGIA, AS ITS DESIGNEE, APPOINTEE AND LOCAL AGENT TO RECEIVE, FOR AND ON BEHALF OF BORROWER, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTES OR ANY DOCUMENT RELATED THERETO. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH LOCAL AGENT WILL BE PROMPTLY FORWARDED BY SUCH LOCAL AGENT AND BY THE SERVER OF SUCH PROCESS BY MAIL TO BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, BUT THE FAILURE OF BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE
SERVICE OF SUCH PROCESS. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

            (d) Nothing herein shall affect the right of the Agent, the Co-Agent, the Issuing Bank any Lender, any holder of a Note or any Credit Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

            Section X.8. Independent Nature of Lenders' Rights. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights pursuant to this Agreement and its Notes, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

            Section X.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


           Section X.10.  Effectiveness;   Termination   of   Commitments;
Survival.

            (a) This Agreement shall become effective on the date on which all of the parties hereto shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent or, in the case of the Lenders or the Issuing Bank, shall have given to the Agent written or telex notice (actually received) that the same has been signed and mailed to them; provided that, the Lenders have no obligation to make a Loan and the Issuing Bank has no obligation is issue Letters of Credit hereunder until the Closing Date. In the event that the Closing Date does not occur by July 2, 1998 , the Commitments and this Agreement shall terminate, subject to the survival of the Sections referenced below.

            (b) The obligations of Borrower under Sections 3.07(b), 3.10, 3.12, 3.13, 3.16 and 10.04 hereof shall survive the payment in full of the Notes after the Maturity Date. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement, the other Credit Documents, and such other agreements and documents, the making of the Loans hereunder, and the execution and delivery of the Notes.

            Section X.11. Severability. In case any provision in or obligation under this Agreement or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

            Section X.12. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.


           Section X.13. Change in Accounting Principles, Fiscal Year or Tax Laws. If (i) any preparation of the financial statements referred to in
Section 6.07 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accounts (or successors thereto or agencies with similar functions) result in a material change in the method of calculation of financial covenants, standards or terms found in this Agreement, (ii) there is any change in Borrower's fiscal quarter or Fiscal Year, or (iii) there is a material change in federal tax laws which materially affects any of the Consolidated Companies' ability to comply with the financial covenants, standards or terms found in this Agreement, Borrower and the Required Lenders agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating any of the Consolidated Companies' financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this Agreement shall govern.

            Section X.14.  Headings   Descriptive;   Entire   Agreement.   The
headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement, the other Credit Documents, and the agreements and documents required to be delivered pursuant to the terms of this Agreement constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements, representations and understandings related to such subject matters.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.


Address for Notices:                      MORRISON HEALTH CARE, INC.

1955 Lake Park Drive
Atlanta, Georgia 30080-8855               By:/s/ K. W. Engwall
Attn: K. Wyatt Engwall                    Name:  K. Wyatt Engwall
Senior Vice President, Finance and        Title: Senior Vice President, Finance
Assistant Secretary                              and Assistant Secretary

Telecopy: (770) 437-3349


                                                [CORPORATE SEAL]














           [SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]



Address for Notices:                      SUNTRUST BANK, ATLANTA,
                                          As Agent
25 Park Place, N.E.
23rd Floor
Atlanta, Georgia  30303                   By:/s/ Daniel S. Komitor
Attention: Dan Komitor                    Name:  Daniel S. Komitor
                                          Title: Vice President

Telecopy No.:     (404) 588-8833
                                          By:/s/ R.Michael Dunlap
                                          Name:  R. Michael Dunlap
                                          Title: Vice President

Payment Office:

25 Park Place, N.E.
23rd Floor
Atlanta, Georgia  30303
















           [SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]




Address for Notices:                      WACHOVIA BANK, N.A., as Co-Agent
191 Peachtree Street, N.E.
29th Floor
Atlanta, Georgia 30303
                                          By:/s/ John C. Canty
                                          Name:  John C. Canty
                                          Title: Banking Officer


Attention: Mr. John Canty

Telecopy:   (404) 332-5016


















           [SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]


Address for Notices:                      SUNTRUST BANK, ATLANTA

25 Park Place, N.E.
23rd Floor
Atlanta, Georgia  30303                   By:/s/ Daniel S. Komitor
Attention: Dan Komitor                    Name:  Daniel S. Komitor
                                          Title: Vice President

Telecopy No.: (404)588-8833
                                          By:/s/R. Michael Dunlap
                                          Name: R. Michael Dunlap
                                          Title:Vice President

















           [SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]





Address for Notices:                      NATIONSBANK, N.A.
600 Peachtree Street, N.E.
19th Floor
Atlanta, Georgia    30308                 By:/s/Melinda M. Bergbom
                                          Name: Melinda M. Bergbom
                                          Title:Senior Vice President
Attention: Melinda Bergbom
Telecopy: (404) 407-6343


















           [SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]




Address for Notices:
                                          WACHOVIA BANK, N.A.
191 Peachtree Street, N.E.
29th Floor
Atlanta, Georgia 30303
                                          By:/s/ John C.Canty
                                          Name:  John C. Canty
                                          Title: Banking Officer


Attention: Mr. John Canty

Telecopy:   (404) 332-5016


















           [SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

Address for Notices:
                                          FIRST UNION NATIONAL BANK
First Union National Bank
999 Peachtree Street
12th Floor
Atlanta, Georgia 30309
                                           By:/s/ Kimberly Daniel
                                           Name:  Kimberly Daniel
                                           Title: Corporate Banking Officer
                                           Assistant Secretary



Attention: Ms. Kimberly Daniel

Telecopy:


















           [SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

                                MHCI SCHEDULES


                                 Schedule 5.01

                  Organization and Ownership of Subsidiaries


1.    The following corporations are wholly-owned subsidiaries of Borrower:

                                                           State of
      Corporation                                         Incorporation
      ----------------------------------------------------------------------

      Custom Management Corporation                       Pennsylvania
      John C. Metz & Associates, Inc.                     Pennsylvania
      Culinary Solutions, Inc.                            Georgia
      Drake Management Services, Inc.                     Arizona


2.    The following are wholly-owned subsidiaries of Custom Management
      Corporation:

                                                           Place of
      Corporation                                         Incorporation
      ----------------------------------------------------------------------
      Custom Management Corporation of                    Pennsylvania
            Pennsylvania
      Morrison Custom Management Corporation              Pennsylvania
            of Pennsylvania

3. Borrower owns a 49% interest in Marcorp Diversified, Inc., a joint venture between the Borrower and Harry Miller, who beneficially owns the remaining 51% interest.

                                Schedule 5.05

                   Certain Pending and Threatened Litigation


A. Borrower has assumed the liability for the following claims from Morrison Restaurants Inc. and has indemnified Morrison Restaurants Inc. with respect to the following claims pursuant to the Sharing Agreements:

      1. The EEOC charge brought by Karol Suskey alleges sex harassment by the CEO of Jackson Memorial Hospital and alleges that Morrison failed to take appropriate steps to prevent the harassment.

      2. A claim of race discrimination has been brought by five employees of Fort Sanders Regional Medical Center in Knoxville, Tennessee.


B. Please see the attached schedule of pending or threatened litigation, claims and assessments against the Borrower.

  PENDING OR THREATENED LITIGATION, CLAIMS AND ASSESSMENTS AGAINST MORRISON
                              HEALTH CARE, INC.

A. Suskey, Karol v. Morrison Restaurants Inc. et al. A lawsuit was filed by an employee, Karol Suskey, against both the Company and our client, Jackson Memorial Hospital and its CEO, alleging sexual harassment against our client and alleging further that Morrison failed to take appropriate steps to prevent the harassment and retaliated against plaintiff. The Company has investigated the matter and believes the claims are not valid. Plaintiff has filed an amended complaint. Defendants filed motions to dismiss which were denied. Discovery will be suspended pending appeal of co-defendants to the denial of motions to dismiss. The Company intends to vigorously defend itself against these claims.

B. Burems, Cozart, Dupree, Robinson & Stepherson v. Morrison Restaurants Inc. A claim of race discrimination and retaliation was made to the State of Tennessee Human Rights Commission by five employees of Fort Sanders Regional Medical Center in Knoxville, Tennessee. The Commission dismissed the claims and issued Right to Sue letters. Suit has been filed and an answer by the Company has been made. Discovery is in progress.
   Plaintiffs were deposed on July 2, 1997. Plaintiffs have offered to settle for $20,000. Discovery is continuing. The Company intends to vigorously defend this claim.

C.    Bines, Melvin v. Realty South Investors, Inc. and Morrison Health
   Care. This suit was filed in U.S. District Court, Southern District of Florida and Morrison first received notice of its existence on April 23, 1997 (the suit was originally filed in December, 1996 with misnamed defendants that were never properly served). An answer has been filed. Discovery is continuing. The plaintiff was formerly employed by Fountainview Retirement Center, West Palm Beach, Florida, a former account of Morrison, and alleges race discrimination by Fountainview and Morrison under federal and Florida law. The Company has retained outside counsel. The Company does not believe the claim has any merit and intends to vigorously defend itself against it.

D. Marcillac v. Morrison Restaurants, Inc. - A management employee filed a disability discrimination charge with the California Fair Employment and Housing Commission, San Francisco, California related to a worker's compensation injury. The Company believes there is no merit to this claim. It filed a position statement with the Commission on May 28, 1996. The California Commission closed its investigation and case on March 3, 1997. Marcillac filed an EEOC charge on March 21, 1997, but then filed a lawsuit on June 27, 1997 (served July 9, 1997) alleging disability, discrimination and contract breach. On May 6, 1998, the Court granted the Company's Motion for Summary Judgment. Absent appeal, this matter will be concluded.

E. Morrison Health Care, Inc. v. Efthymios Hristopoulos. Morrison filed suit in Circuit Court, Pinellas County, Florida, for recovery of unpaid rent and right to possession against Efthymios Hristopoulos ("EH"), a tenant of Morrison's leased property located in St. Petersburg, Florida. On May 6, 1997, EH submitted an Answer and counter-claimed against Morrison, alleging breach of contract and intentional interference with a business relationship. At this time, the Company believes that its claims against EH have merit, that EH's counter-claims are without merit, and intends to vigorously protect and pursue its interests in this matter.
   The parties shortly may enter into an agreement whereby EH will purchase the property which will effectively resolve these matters.

F. Kramer, William L. v. Morrison Health Care, Inc. A former employee was terminated in August, 1997. An EEOC Charge was filed and a Right to Sue Letter requested on December 22, 1997. On June 4, 1998, the Company received a suit alleging wrongful discharge, breach of implied contract, breach of implied covenant of good faith and fair dealing, age discrimination and tortious termination in violation of public policy.
   The suit is in its early stages, but the Company believes this claim is without merit and intends to vigorously defend these claims.

G. State of Tennessee Tax Assessment. Morrison received an audit report from the State of Tennessee Department of Revenue issuing a estimated sales tax assessment in the original amount of approximately $3.29 million, based primarily upon Morrison's use of client-provided capital assets and supply expenses. The sales tax application to client-provided capital assets and expenses has not been applied to Morrison in the past. Morrison believes at this time that the estimated assessment amount for client-provided assets and expenses is arbitrary and for the most part based upon estimates of the value of capital assets and expenses of an unrelated hospital audit. Further, the Company believes that the language in most, if not all, of the contracts for the applicable accounts provides that the clients are responsible for a material portion of any tax which may ultimately be paid as a result of this assessment. The State thus far has reduced the assessment amount to $995,983. In order to protect its interest, the Company filed suit contesting the assessment in January, 1998. Morrison intends to vigorously defend itself against this claim and has engaged outside counsel.

H. State of Florida Tax Assessment. The Company received on August 18, 1997, an assessment from the State of Florida in the amount of $109, 000. The Company intends to vigorously protect its interest in this matter. Outside counsel has filed the appropriate protest.

I. Trannon, Comminita v. Morrison's Cafeterias, et al., Circuit Court, Jefferson County, Alabama. A workers' compensation benefit complaint was forwarded to GAB for handling. An amended complaint was filed alleging wrongful termination. The workers' compensation claim was subsequently settled. The Plaintiff was granted a partial summary judgment related to a defense by the Company related to issues resolved in a hearing held by the State of Alabama Department of Industrial Relations. Plaintiff's counsel has stated he is unwilling to reconvene mediation unless the Company is willing to come to the table with at least $50,000. The Company believes the claim to be without merit and intends to vigorously defend itself.

J. Crawley v. Morrison's Health Care, Inc. A former management employee filed a race and sex discrimination charge with the EEOC on April 25, 1996, arising out of removal from her assignment at Metropolitan Hospital, Richmond, Virginia. The Company has no reason to believe that the charge has any merit, and intends to vigorously defend the claim. A response was sent to the EEOC on April 28, 1998.

K. Theodore, Pierre v. Morrison Health Care, Inc. A former employee was terminated in November, 1997. A charge was filed for age and disability discrimination with the Ohio Civil Rights Commission and the EEOC on December 23, 1997 and a Notice of Right to Sue issued on March 31, 1998. An Amended Complaint (original complaint never served) was filed May 12, 1998. The Company believes this claim is without merit and intends to vigorously defend itself.

L. Johnson, Robert v. Morrison Health Care, Inc. The Company received notice of this disability discrimination charge on June 18, 1997. It was filed with the EEOC and the South Carolina Human Affairs Commission on June 10, 1997 by an employee in Columbia, South Carolina. The Company responded to this allegation and a Determination Letter of No Reasonable Cause Found was issued in our favor on February 2, 1998.

M. Metts, Calvin v. Morrison Health Care. This is an age discrimination charge filed on May 23, 1997, with the Jacksonville, Florida office of the Equal Employment Opportunity Commission (EEOC). Metts' employment as an Assistant Manager terminated in April, 1997, pursuant to a reduction in personnel at Methodist Hospital, Jacksonville, Florida. The Company has no reason to believe that the charge has merit, and intends to vigorously defend the charge.

N. Patterson, Uhra v. Morrison Health Care, Inc. This is a charge of disability discrimination filed in April, 1997 with the EEOC and the City of St. Louis Civil Rights Enforcement Agency (SLCREA) in St. Louis, Missouri. The Company received notice of investigation/processing by the SLCREA on May 5, 1997. Patterson is a former cashier whose employment terminated in January, 1997. At present, Company does not believe this claim has merit and intends to vigorously defend against it. The Company's response to the claim was filed on December 24, 1997.

O. Odom, Christopher v. Covenant Medical Center, Morrison Restaurants Inc. and Morrison-Crothall. A Notice of Substantial Evidence & Initiation of Conciliation was very recently received by the Company in December, 1996 from the Illinois Human Rights Commission. This involves a claim by another employer's former employee alleging race discrimination by Covenant Medical Center, Morrison and the employer company. Morrison intends to vigorously defend this claim.

P.    Winston, Keith L. v. Morrison's Health Care, Inc.   This is a race
   discrimination charge filed on May 6, 1997 with the Tennessee Human Rights Commission. The Company received notice of this charge on June 30, 1997 via letter dated June 27, 1997. It was filed by a former assistant manager of Morrison at Methodist Medical Center, Oak Ridge, TN. The Company has begun its investigation of the claim, is not aware of any reason to suggest that the claim has merit, and intends vigorously defend against it.

Q. Robinson, Sherrie v. Morrison Health Care, Inc. The Company received in November, 1997 a copy of a charge previously filed in November, 1995, alleging race, sex and color discrimination. Since the allegations may reference circumstances in the Burems, et al. suit referenced above, this claim has been sent to outside counsel in the Burems suit for handling. The Company intends to vigorously defend itself against these claims.

R. Petillo, Michael O. v. Morrison Health Care, Inc. The Company received notice of a complaint being referred to the EEOC on January 6, 1998 alleging sex and national origin discrimination. The Company's investigation was begun. On April 24, 1998, the Company received a Notice of Right to Sue. The Complainant has ninety (90) days from receipt of the Right to Sue to file suit. The Company believes the claims to be without merit and intends to vigorously defend itself against these claims.

S. Cole, Arthur v. Morrison Health Care, Inc. The Company received on March 6, 1998 a complaint with the Ohio Civil Rights Commissions alleging race and age discrimination. The Company's investigation is in the early stages but the Company believes the claims are without merit and it intends to vigorously defend itself against these claims.

T. Conner, Demetruis J. v. Morrison Health Care, Inc. In April, 1998, the Company received a charge of discrimination filed with the EEOC alleging sex discrimination. The Company has investigated the matter and believes the allegations are without merit. A response to the charge was sent by the Company on May 22, 1998. The Company intends to vigorously defend itself against this claim.

U. Onyeberechi, Francisca v. Morrison Health Care, Inc. This is a national origin discrimination charge filed in May, 1997 with the EEOC in Washington, D.C. Onyeberechi was an assistant manager at Stoddard Baptist Nursing Home in Washington, D.C. whose employment was terminated effective December, 1997. The Company submitted a response to the EEOC on December 8, 1997, and has not been notified of further action. The Company does not believe that the charge has merit and intends to continue to vigorously defend against it.

V. McIntosh, Carrie Ann v. Morrison Health Care, Inc. This is a race discrimination complaint filed in December, 1996, with the New York State Division of Human Rights (through the Suffolk County Human Rights Commission). McIntosh was an assistant manager at University Hospital
   (SUNY), Stony Brook, New York, who was terminated in May, 1996. The Company has begun investigation of this claim, retained outside counsel to assist in its response and defense, and has informed the Commission of this. At this early stage of the investigation, it is too early to determine the merit or value of the claim, but the Company intends to vigorously defend against it.

W. Ladson, Avemaria v. Morrison Health Care, Inc. This is a sex and disability discrimination complaint filed with the District of Columbia Department of Human Rights and Minority Business Development in July, 1997 and received by the Company in September, 1997. Ladson was an hourly employee at Lisner Louise Nursing Home, Washington, D.C., and her claims relate to an alleged on the job slip and fall type injury. The Company has begun investigating the claim, believes it is without merit and intends to vigorously defend its interests. A mediation meeting took place on March 13, 1998, and the Company may attempt to settle for nuisance value.

X. Hall, Barbara v. Morrison Health Care, Inc. This is a claim of sex discrimination and retaliation for a complaint of discrimination filed with the New York State Division of Human Rights in March, 1998, by a former employee at University Hospital (SUNY), Stony Brook, New York. The Company has begun investigating this claim and has enlisted the assistance of outside counsel. The Company cannot yet determine with certainty as to any potential merit of value, but it intends to vigorously defend against it.

Y. Shaw, Harold v. Morrison Heathcare Services. This is a race and sex discrimination claim filed in March, 1997 with the EEOC in Atlanta, Georgia. Shaw was an applicant from a placement agency that was not selected for a clerk position in the corporate headquarters in Smyrna, Georgia. The Company has conducted its initial investigation and does not believe the claim has merit. The Company plans to submit a response to the EEOC before the end of June, 1998, and intends to vigorously defend itself.

Z. Pla, Rosa Maria v. Morrison Health Service. The Company received notice of this age and national origin discrimination charge on June 1, 1998. It was filed with the City of Tampa Department of Community Affairs, Office of Human Rights/ Community Services (and EEOC) in May, 1998 by an employee in Tampa, Florida. The Company has begun investigating, intends to respond to this allegation and vigorously protect its interests, but at this time cannot determine the merits or potential liability of the claims since all relevant facts are not yet known.














                               Section 5.09(a)

                           Environmental Compliance


                                     NONE




                                Section 5.09(b)

                             Environmental Notices


                                     NONE




                               Schedule 5.09(c)

                             Environmental Permits


                                     NONE




                                Schedule 5.11

                                  No Default


      None, other than alleged defaults which are the subject of pending or threatened litigation disclosed in Schedule 5.05.




                                 Schedule 5.12

                            Burdensome Restrictions

                                     NONE




                                Schedule 5.13

                           Tax Filings and Payments


1. Borrower periodically receives notices of assessment from the IRS and other taxing authorities, the aggregate amount of which at any time is immaterial. These notices generally relate to misunderstandings regarding Borrower's tax situation, payments which have crossed in the mail with notices, and disputes which have been or are in the process of being resolved.

2. The Borrower owes the state of Arkansas $350.42 for franchise taxes due for years 1997 and 1998.

3.    See also Schedule 5.05 - Certain Pending and Threatened Litigation.


                                Section 5.14

                             Material Subsidiaries

                                     None



                                Section 5.16

                           Employee Benefit Matters



1. Title IV Plans. The Consolidated Companies and its ERISA Affiliates maintain or contribute to the following Plans subject to Title IV of
      ERISA:

      a.    Morrison Restaurants Inc. Retirement Plan

      b.    Local 1115 District Council Pension Fund

2.    Funding.

      a. The Morrison Inc. Retirement Plan (the "Retirement Plan"), if terminated as of June 6, 1998, would have had an amount of unfunded benefit liabilities equal to approximately
            $__471,000___, projected using a _5.93__% interest rate and the GATT-required mortality tables.

      b. As of June 6, 1998, Morrison Health Care has accrued $1,051,246 with respect to post-retirement medical expenses.





                                Section 5.17

                      Patents, Trademarks, Licenses, and
                      Other Intellectual Property Matters


The National Livestock and Meat Board, a/k/a The Meat Board, The American Meat Institute and the Food Marketing Institute opposed Borrower's application for federal registration of the mark NUTRI-FACTS, which Borrower uses for certain computer software programs. Morrison entered into a license agreement with those parties under which Borrower may continue to use the mark NUTRI-FACTS, and Morrison has filed an abandonment of the subject trademark application.





                                 Section 5.18

                            Ownership of Properties


                                     NONE




                                 Section 5.19

                         Labor and Employment Matters


                                     NONE




                                Section 5.22

                             Dividend Restrictions


                                     NONE






                             Existing Indebtedness

As of May 31, 1998
                                                       (In thousands)

      Revolving Credit Loans under
      Original Credit Facility                        $        5,000/1

      Term Loans under Original
      Credit Facility                                         31,000/1
                                                      ----------------
                                                      $       36,000
                                                      ================



     The Borrower has entered into the Sharing Agreements with MFCI and RTI providing for the assumptions of liabilities and cross-indemnities designed to allocate, generally, among these three companies, financial responsibility for liabilities arising out of or in connection with business activities prior to Distribution.



/1To be refinanced by initial borrowing under this Agreement on the Closing
      Date.


                                 Schedule 7.02

                                Existing Liens


                                     NONE





                                   EXHIBIT A


                  AMENDED AND RESTATED REVOLVING CREDIT NOTE

July 2, 1998                                                $15,000,000.00
                                                      Atlanta, Georgia

            FOR VALUE RECEIVED, the undersigned, MORRISON HEALTH CARE, INC., a Georgia corporation ("Borrower"), promises to pay to the order of FIRST UNION NATIONAL BANK, a national banking association ("Lender") at the principal office of the Agent at 25 Park Place, Atlanta, Georgia 30303, or at such other place as the holder hereof may designate in immediately available funds in lawful money of the United States, the principal sum of (i) FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) or (ii) so much as shall have been advanced hereunder as Eurodollar Advances and Base Rate Advances pursuant to Article II of the Credit Agreement and remaining outstanding as shown on the records of the Agent and the Lender, plus all accrued and unpaid interest thereon as set forth in that certain Amended and Restated Credit Agreement dated as of July 2, 1998 among the Borrower, the financial institutions from time to time a party thereto (the "Lenders"), SunTrust Bank, Atlanta, as the issuing bank (the "Issuing Bank"), SunTrust Bank, Atlanta, as Agent for the Issuing Bank and the Lenders (the "Agent"), and Wachovia Bank, N.A. as Co-Agent for the Issuing Bank and the Lenders (the "Co-Agent") (as the same may hereafter be amended, modified, extended or supplemented from time to time, the "Agreement"). Interest shall accrue from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, shall be computed on the basis of actual days elapsed in a 360-day year, and shall be calculated on the outstanding principal balance hereunder at the interest rates specified in Section 3.03 of the Agreement.

            Principal and interest hereunder shall be paid on the dates specified in the Agreement and shall be due and payable in full on the Maturity Date (as defined in the Agreement). Any installment of principal and, to the extent permitted by law, interest due under this Amended and Restated Revolving Credit Note (the "Note") that is not paid on the due date therefor whether on the Maturity Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Agreement), shall bear interest from the date due until payment in full at the default rate specified in Section 3.03(c) of the Agreement.

            This Note is one of the Notes defined in, and  evidences  Advances incurred pursuant to, the Agreement, to which Agreement reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.


           Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement.

            Lender shall at all times have a right of set-off against any deposit balances of Borrower in the possession of Lender, and Lender may apply the same against payment of this Note or any other indebtedness of Borrower to Lender arising under the Credit Documents. The payment of any indebtedness evidenced by this Note shall not affect the enforceability of this Note as to any future, different or other indebtedness evidenced hereby. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, or in bankruptcy or other judicial proceedings, Lender shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees actually incurred.

            Failure or forbearance of Lender to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Lender in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Georgia (without giving effect to the conflict of laws provisions thereof).

            DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

            Time is of the essence hereunder.

            EXECUTED AND DELIVERED under seal of Borrower by its duly authorized officers as of the day and year first above written in Atlanta, Georgia.


                                    MORRISON HEALTH CARE, INC.


[CORPORATE SEAL]                    By:    /s/   K. W. Engwall
                                    Name:  K. Wyatt Engwall
                                    Title: Senior Vice President


                                    Attest: /s/  John E. Fountain
                                           Name: John E. Fountain
                                           Title: Secretary


                                   EXHIBIT B

                 FORM OF AMENDED AND RESTATED SWING LINE NOTE

July 2, 1998                                                $10,000,000.00
                                                      Atlanta, Georgia

            FOR VALUE RECEIVED, the undersigned, MORRISON HEALTH CARE, INC., a Georgia corporation ("Borrower"), promises to pay to the order of SUNTRUST BANK, ATLANTA, a Georgia banking corporation ("Swing Line Lender") at its principal office at 25 Park Place, Atlanta, Georgia 30303, or at such other place as the holder hereof may designate in immediately available funds in lawful money of the United States, the principal sum of (i) TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or (ii) so much as shall have been advanced hereunder as Swing Rate Advance pursuant to Article II of the Credit Agreement and remaining outstanding as shown on the records of the Swing Line Lender, plus all accrued and unpaid interest thereon as set forth in that certain Amended and Restated Credit Agreement dated as of July 2, 1998 among the Borrower, SunTrust Bank, Atlanta, a banking corporation organized under the laws of the State of Georgia, the other banks and lending institutions from time to time a party thereto (the "Lenders"), SunTrust Bank, Atlanta, as the issuing bank (the "Issuing Bank"), and SunTrust Bank, Atlanta, as Agent (the "Agent") for the Issuing Bank and the Lenders, and Wachovia Bank, N.A. as Co-Agent (the "Co-Agent") for the Issuing Bank and the Lenders (as the same may hereafter be amended, modified, extended or supplemented from time to time, the "Agreement"). Interest shall accrue from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, shall be computed on the basis of actual days elapsed in a 360-day year, and shall be calculated on the outstanding principal balance hereunder at the interest rates specified in Section 3.03 of the Agreement.

            Principal and interest hereunder shall be paid on the dates specified in the Agreement and shall be due and payable in full on the Maturity Date (as defined in the Agreement). Any installment of principal and, to the extent permitted by law, interest due under this Amended and Restated Swing Line Note (the "Note") that is not paid on the due date therefor whether on the maturity date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Agreement), shall bear interest from the date due until payment in full at the default rate specified in Section 3.03(c) of the Agreement.


            This Note  evidences  the Swing Line Loans  made  pursuant  to the terms and conditions of the Agreement, to which Agreement reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. This Note is being delivered by the Borrower and accepted by the Borrower as a substitution for that certain Swing Line Note, dated as of March 6, 1996 by the Borrower in favor of the Swing Line Lender, but not as payment of such indebtedness or as a novation with respect thereto. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

            Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement.

            Swing  Line  Lender  shall at all  times  have a right of  set-off against any deposit balances of Borrower in the possession of Swing Line Lender, and Swing Line Lender may apply the same against payment of this Note or any other indebtedness of Borrower to Swing Line Lender arising under the Credit Documents. The payment of any indebtedness evidenced by this Note shall not affect the enforceability of this Note as to any future, different or other indebtedness evidenced hereby. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, or in bankruptcy or other judicial proceedings, Swing Line Lender shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees actually incurred.

            Failure or forbearance of Swing Line Lender to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Lender in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Georgia.

            DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

            Time is of the essence hereunder.

            EXECUTED AND DELIVERED under seal of Borrower by its duly authorized officers as of the day and year first above written in Atlanta, Georgia.

                                       MORRISON HEALTH CARE, INC.


[CORPORATE SEAL]                       By:    /s/ K. W. Engwall
                                       Name:  K. Wyatt Engwall
                                       Title: Senior Vice President


                                       Attest:/s/ John E. Fountain
                                           Name:  John E. Fountain
                                           Title: Secretary



                                   EXHIBIT C

                         SUBSIDIARY GUARANTY AGREEMENT


            This SUBSIDIARY GUARANTY AGREEMENT (this "Guaranty"), dated as of July 2, 1998 is made by CULINARY SOLUTIONS, INC., a corporation organized and existing under the laws of Georgia (hereinafter, collectively with all Additional Guarantors hereafter becoming a party hereto, the "Guarantor"), in favor of SUNTRUST BANK, ATLANTA, a Georgia banking corporation, as Agent (the "Agent"), and WACHOVIA BANK, N.A., a national banking association, as Co-Agent (the "Co-Agent) for the banks and other lending institutions parties to the Credit Agreement (as hereinafter defined) and each assignee thereof becoming a "Lender" as provided therein (the "Lenders"), and SUNTRUST BANK, ATLANTA, in its capacity as Issuing Bank (the "Issuing Bank") (the Lenders, the Issuing Bank, the Agent and the Co-Agent being collectively referred to herein as the "Guaranteed Parties");


                             W I T N E S S E T H:


            WHEREAS, MORRISON HEALTH CARE, INC., a corporation organized and existing under the laws of the State of Georgia (the "Borrower"), the Lenders, the Issuing Bank, the Agent and the Co-Agent have entered into that certain Amended and Restated Credit Agreement dated as of July 2, 1998 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, and including all schedules, riders, and supplements thereto, the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined);

            WHEREAS, the Borrower owns, directly or indirectly, all or a majority of the outstanding capital stock of the Guarantor;

            WHEREAS,  the  Borrower  and the  Guarantor  share an  identity of interest as members of a consolidated group of companies engaged in substantially similar businesses with the Borrower providing certain centralized financial, accounting and management services to the Guarantor;

            WHEREAS, consummation of the transactions pursuant to the Credit Agreement will facilitate expansion and enhance the overall financial strength and stability of the Borrower's entire corporate group, including the Guarantor; and

            WHEREAS, it is a condition precedent to the Lenders' and Issuing Bank's obligations to enter into the Credit Agreement and to make extensions of credit thereunder that the Guarantor execute and deliver this Guaranty, and the Guarantor desires to execute and deliver this Guaranty to satisfy such condition precedent;

           NOW, THEREFORE, in consideration of the premises and in order to induce the Issuing Bank and the Lenders to enter into and perform their obligations under the Credit Agreement, the Guarantor hereby agrees as follows:

      SECTION 1. Guaranty. The Guarantor hereby, irrevocably and unconditionally, guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Loans, Letter of Credit Obligations and all other Obligations owing by the Borrower to the Lenders, the Issuing Bank, the Agent or the Co-Agent, or any of them, under the Credit Agreement, the Notes, any Letter of Credit and the other Credit Documents, including all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for principal, interest, fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees actually incurred and expenses) incurred by the Agent in enforcing any rights under this Guaranty (collectively, the "Guaranteed Obligations"), including without limitation, all interest which, but for the filing of a petition in bankruptcy with respect to the Borrower, would accrue on any principal portion of the Guaranteed Obligations. Any and all payments by the Guarantor hereunder shall be made free and clear of and without deduction for any set-off, counterclaim, or withholding so that, in each case, each Guaranteed Party will receive, after giving effect to any Taxes (as such term is defined in the Credit Agreement, but excluding Taxes imposed on overall net income of the Guaranteed Party to the same extent as excluded pursuant to the Credit Agreement), the full amount that it would otherwise be entitled to receive with respect to the Guaranteed Obligations (but without duplication of amounts for Taxes already included in the Guaranteed Obligations). The Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection, and that this Guaranty may be enforced up to the full amount of the Guaranteed Obligations without proceeding against the Borrower, against any security for the Guaranteed Obligations or under any other guaranty covering any portion of the Guaranteed Obligations.

      SECTION 2. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not the Guarantor consents thereto or has notice thereof):

            (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Guaranteed Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Credit Agreement, the other Credit Documents, or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof;

            (b) any lack of validity or enforceability of the Credit Agreement, the other Credit Documents, or any other document, instrument or agreement referred to therein or any assignment or transfer of any thereof;

            (c) any furnishing to the Guaranteed Parties of any additional security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any security for the Guaranteed Obligations;

            (d) any settlement or compromise of any of the Guaranteed Obligations, any security therefor, or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of the Borrower;

            (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Guarantor or the Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

            (f) any nonperfection of any security interest or lien on any collateral, or any amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guaranteed Obligations;

            (g) any application of sums paid by the Borrower or any other Person with respect to the liabilities of the Borrower to the Guaranteed Parties, regardless of what liabilities of the Borrower remain unpaid;

            (h) any act or failure to act by any Guaranteed Party which may adversely affect the Guarantor's subrogation rights, if any, against the Borrower to recover payments made under this Guaranty; and

            (i) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor.


If claim is ever made upon any Guaranteed Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and any Guaranteed Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Guaranteed Party or any of its property, or (b) any settlement or compromise of any such claim effected by the Guaranteed Party with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, the other Credit Documents, or any other instrument evidencing any liability of the Borrower, and the Guarantor shall be and remain liable to the Guaranteed Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Guaranteed Party.

      SECTION 3. Waiver. The Guarantor hereby waives notice of acceptance of this Guaranty, notice of any liability to which it may apply, and further waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Guaranteed Parties against, and any other notice to, the Borrower or any other party liable with respect to the Guaranteed Obligations (including the Guarantor or any other Person executing a guaranty of the obligations of the Borrower).

      SECTION 4. Waiver of Subrogation; Rights of Contribution. No Guarantor will exercise any rights against the Borrower which it may acquire by way of subrogation or contribution, by any payment made hereunder or otherwise and each Guarantor hereby expressly waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by the Guarantor hereunder, including, without limitation, any claim, right or remedy of any Guaranteed Party against the Borrower or any security which any Guaranteed Party now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under color of law or otherwise unless and until the Guaranteed Obligations have been indefeasibly paid in full.


            The  following  provisions of this Section 4 shall be effective at all times when there are multiple guarantors party hereto. In the event that any Guarantor (the "Funding Guarantor") shall make any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations hereunder, each other Guarantor (each, a "Contributing Guarantor") hereby agrees to contribute to the Funding Guarantor an amount equal to such Contributing Guarantor's pro rata share of such payment or payments made, or losses suffered, by such Funding Guarantor determined by reference to the ratio of
(a) the dollar amount of the percentage of each such Contributing Guarantor's Net Assets (without giving effect to any right to receive any contribution or subrogation or obligation to make any contribution hereunder), to (b) the sum of the Net Assets of all Guarantors (including the Funding Guarantor) hereunder (without giving effect to any right to receive contribution or subrogation hereunder or any obligation to make any contribution hereunder); provided, that the Contributing Guarantor shall not be obligated to make any such payment to the Funding Guarantor if the Contributing Guarantor is not solvent at the time of such contribution or if the Contributing Guarantor would be rendered not solvent as a result thereof. Nothing in this Section shall affect each Guarantor's several liability for the entire amount of the Guaranteed Obligations, subject only to the limitations set forth in
Section 14. For the purposes of this Section 4, (x) the "Net Assets" of any Guarantor shall mean the highest amount, as of any Determination Date, by which (A) the aggregate present fair saleable value of the assets of such Guarantor exceeds (B) the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder), and
(y) "Determination Date" shall mean each of (1) the Closing Date, (2) the date of commencement of a case under the Bankruptcy Code in which a Guarantor is a debtor, and (3) the date enforcement hereunder is sought with respect to such Guarantor. Each Funding Guarantor covenants and agrees that its right to receive any contribution from any Contributing Guarantor hereunder shall be subordinated and junior in right of payment in full of all of the Guaranteed Obligations.

      SECTION 5. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 6. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by the Agent.

      SECTION 7. Notices. All notices and other communications provided for hereunder shall be given in the manner specified in the Credit Agreement (i) in the case of the Agent, at the address specified for the Agent in the Credit Agreement, and (ii) in the case of the Guarantor, at the addresses specified for the Guarantor in this Guaranty or the applicable supplement hereto.

      SECTION 8. No Waiver; Remedies. No failure on the part of the Agent or other Guaranteed Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in any similar or other circumstances or constitute a waiver of the rights of the Agent or other Guaranteed Parties to any other or further action in any circumstances without notice or demand. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 9. Right Of Set Off. In addition to and not in limitation of all rights of offset that the Agent or other Guaranteed Parties may have under applicable law, the Agent or other Guaranteed Parties shall, upon the occurrence of any Event of Default and whether or not the Agent or other Guaranteed Parties have made any demand or the Guaranteed Obligations are matured, have the right to appropriate and apply to the payment of the Guaranteed Obligations, all deposits of the Guarantor (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by the Agent or other Guaranteed Parties to the Guarantor, whether or not related to this Guaranty or any transaction hereunder. The Guaranteed Parties shall promptly notify the Guarantor of any offset hereunder.

      SECTION 10. Continuing Guaranty; Transfer Of Obligations. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and the termination of the Commitments,
(ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Agent, its successors, transferees and assigns, for the benefit of the Guaranteed Parties.

      SECTION 11. Governing Law; Appointment Of Agent For Service Of Process; Submission To Jurisdiction; Waiver of Jury Trial.

            (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).


           (b)   ANY  LEGAL  ACTION  OR  PROCEEDING   WITH  RESPECT  TO  THIS
      GUARANTY OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE SUPERIOR COURT OF FULTON COUNTY OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE AGENT AND OTHER GUARANTEED PARTIES WITH RESPECT TO THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. THE GUARANTOR HEREBY IRREVOCABLY DESIGNATES PRENTICE HALL CORPORATION OF ATLANTA, GEORGIA, AS THE DESIGNEE, APPOINTEE AND AGENT OF THE GUARANTOR TO RECEIVE, FOR AND ON BEHALF OF THE GUARANTOR, SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY
      DOCUMENT RELATED HERETO AND SUCH SERVICE SHALL BE DEEMED COMPLETED THIRTY DAYS AFTER MAILING THEREOF TO SAID AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY SUCH LOCAL AGENT AND BY THE SERVER OF PROCESS BY MAIL TO THE
      GUARANTOR AT ITS ADDRESS SET FORTH HEREIN, BUT THE FAILURE OF THE GUARANTOR TO RECEIVE SUCH COPY SHALL NOT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION.

            (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER.

      SECTION 12. Subordination   Of  the  Borrower's   Obligations  To  the
Guarantor. As an independent covenant, the Guarantor hereby expressly covenants and agrees for the benefit of the Agent and other Guaranteed
Parties  that  all   obligations  and  liabilities  of  the  Borrower  to  the
Guarantor of whatsoever description including, without limitation, all intercompany receivables of the Guarantor from the Borrower ("Junior Claims") shall be subordinate and junior in right of payment to all obligations of the Borrower to the Agent and other Guaranteed Parties under the terms of the Credit Agreement and the other Credit Documents ("Senior Claims").

            If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, waived, or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by setoff or otherwise) shall be made by the Borrower to the Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims.

            In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities by setoff or otherwise) shall be made to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims. For the purposes of the previous sentence, "Proceeding" means the Borrower or the Guarantor shall commence a voluntary case concerning itself under the Bankruptcy Code or any other applicable bankruptcy laws; or any involuntary case is commenced against the Borrower or the Guarantor; or a custodian (as defined in the Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of the Borrower or the Guarantor, or the Borrower or the Guarantor commences any other proceedings under any reorganization arrangement, adjustment of debt, relief of debtor, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or the Guarantor, or any such proceeding is commenced against the Borrower or the Guarantor, or the Borrower or the Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or the Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property; or the Borrower or the Guarantor makes a general assignment for the benefit of creditors; or the Borrower or the Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Borrower or the Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Borrower or the Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action shall be taken by the Borrower or the Guarantor for the purpose of effecting any of the foregoing.

            In the event any direct or indirect payment or distribution is made to the Guarantor in contravention of this Section 12, such payment or distribution shall be deemed received in trust for the benefit of the Agent and other Guaranteed Parties and shall be immediately paid over to the Agent for application against the Guaranteed Obligations in accordance with the terms of the Credit Agreement.

            The Guarantor agrees to execute such additional documents as the Agent may reasonably request to evidence the subordination provided for in this Section 12.

      SECTION 13. Automatic Acceleration in Certain Events. Upon the occurrence of an Event of Default specified in Section 8.07 of the Credit Agreement, all Guaranteed Obligations shall automatically become immediately due and payable by the Guarantor, without notice or other action on the part of the Agent or other Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by the Borrower has then been accelerated. In addition, if any event of the types described in Section 8.07 of the Credit Agreement should occur with respect to the Guarantor, then the Guaranteed Obligations shall automatically become immediately due and payable by the Guarantor, without notice or other action on the part of the Agent or other Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by the Borrower has then been accelerated.

      SECTION 14. Savings Clause. (a) It is the intent of the Guarantor and the Guaranteed Parties that the Guarantor's maximum obligations hereunder shall be, but not in excess of:


                    (i) in a case or  proceeding  commenced  by or against the
            Guarantor under the Bankruptcy Code on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against the Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                  (ii) in a case or  proceeding  commenced  by or against  the
            Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against the Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                  (iii) in a case or  proceeding  commenced  by or against the
            Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against the Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of the Guarantor to the Guaranteed Parties) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

           (b) To the end set forth in Section 14(a), but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions if the Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render the Guarantor insolvent, or leave the Guarantor with an unreasonably small capital to conduct its business, or cause the Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to the contribution by the Guarantor, the maximum Guaranteed Obligations for which the Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Guaranteed Parties), as so reduced, to be subject to avoidance under the Avoidance Provisions. This
      Section 14(b) is intended solely to preserve the rights of the Guaranteed Parties hereunder to the maximum extent that would not cause the Guaranteed Obligations of the Guarantor to be subject to avoidance under the Avoidance Provisions, and neither the Guarantor nor any other Person shall have any right or claim under this Section 14 as against the Guaranteed Parties that would not otherwise be available to such Person under the Avoidance Provisions.

            (c) None of the provisions of this Section 14 are intended in any manner to alter the obligations of any holder of Subordinated Debt or the rights of the holders of "senior indebtedness" as provided by the terms of the Subordinated Debt. Accordingly, it is the intent of the Guarantor that, in the event that any payment or distribution is made with respect to the Subordinated Debt prior to the payment in full of the Guaranteed Obligations by virtue of the provisions of this
      Section 14, in any case or proceeding of the kinds  described in clauses
      (i)-(iii) of Section 14(a), the holders of the Subordinated Debt shall be obligated to pay or deliver such payment or distribution to or for the benefit of the Guaranteed Parties. Furthermore, in respect of the Avoidance Provisions, it is the intent of the Guarantor that the subrogation rights of the holders of Subordinated Debt with respect to the obligations of the Guarantor under this Guaranty, be subject in all respects to the provisions of Section 14(b).

      SECTION 15. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

      SECTION 16. Representations and Warranties. The Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in Sections 6.01 through 6.06 of the Credit Agreement are true and correct.

      SECTION 17. Survival of Agreement. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, and the execution and delivery of the Notes and the other Credit Documents.

      SECTION 18. Counterparts. This Guaranty and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


      SECTION 19. Additional  Guarantors.  Upon  execution and delivery by any
Subsidiary of the Borrower of an instrument in the form of Annex 1, such Subsidiary of the Borrower shall become a Guarantor hereunder with the same force and effect as if originally named a Guarantor herein (each an "Additional Guarantor") and its obligations hereunder shall be joint and several with the Guarantor. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of the Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Guarantor as a party to this Guaranty.


            IN WITNESS  WHEREOF,  the Guarantor and the Agent have caused this
Guaranty  to  be  duly  executed  and  delivered  by  their   respective  duly
authorized officers as of the date first above written in Atlanta, Georgia.

Address for Notices:                CULINARY SOLUTIONS, INC.

1955 Lake Park Dr., S.E.
Suite 400
Smyrna, Georgia  30080

                                    By:/s/  K. W.Engwall
                                    Name:   K. Wyatt Engwall
Attn: Wyatt Engwall                 Title:  Senior Vice President, Finance

Telecopy: (770) 437-3349
                                   Attest:/s/     John E. Fountain
                                           Name:  John E. Fountain
                                           Title: Secretary

                                                      [CORPORATE SEAL]


STATE OF GEORGIA
COUNTY OF COBB


Signed, sealed and delivered
in the presence of:

NICOLE DORNBUSCH
Notary Public

Date Executed by Notary:
July 1, 1998


My commission expires:
November 11, 2000


[NOTARIAL SEAL]

                                   SUNTRUST BANK, ATLANTA
                                    ("Agent")


                                    By:/s/  Daniel S. Komitor
                                          Name:  Daniel S. Komitor
                                          Title: Vice President


                                    By:/s/ R. Michael Dunlap
                                          Name: R. Michael Dunlap
                                          Title:Vice President

                                   WACHOVIA BANK, N.A.
                                    ("Co-Agent")


                                    By:/s/   John C. Canty
                                          Name: John C. Canty
                                          Title:Banking Officer





SECTION 12 OF THE
FOREGOING GUARANTY
ACKNOWLEDGED AND
AGREED TO:


MORRISON HEALTH CARE, INC.


By:/s/ K. W. Engwall
Name: K. Wyatt Engwall
Title:Senior Vice President, Finance
      and Assistant Secretary



                                  SUPPLEMENT
                                      TO
                         SUBSIDIARY GUARANTY AGREEMENT


            THIS SUPPLEMENT TO SUBSIDIARY GUARANTY AGREEMENT (this "Supplement to Guaranty Agreement"), dated as of ___________, _____, made by ______________________, a ________ corporation (the "Additional Guarantor"), in favor of SUNTRUST BANK, ATLANTA, a Georgia banking corporation, as Agent (the "Agent") and WACHOVIA BANK, N.A., a national bank association, as Co-Agent (the "Co-Agent") for the banks and other lending institutions parties to the Credit Agreement (as hereinafter defined) and each assignee thereof becoming a "Lender" as provided therein (the "Lenders"), and SUNTRUST BANK ATLANTA, as Issuing Bank (the "Issuing Bank"), the Lenders, the Issuing Bank, the Agent and the Co-Agent being collectively referred to herein as the "Guaranteed Parties").


                             W I T N E S S E T H:


            WHEREAS, MORRISON HEALTH CARE, INC. (the "Borrower"), the Lenders, the Issuing Bank, the Agent and the Co-Agent are parties to an Amended and Restated Credit Agreement, dated as of July 2, 1998 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lenders have made commitments to make loans and the Issuing Bank has committed to issue Letters of Credit to the Borrower;

            WHEREAS, Culinary Solutions, Inc., a Subsidiary of the Borrower ( the "Subsidiary Guarantor") has executed and delivered a Subsidiary Guaranty Agreement dated as of July 2, 1998 (the "Subsidiary Guaranty") pursuant to which the Subsidiary Guarantor has agreed to guarantee all of the obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement);

            WHEREAS, the Borrower, the Subsidiary Guarantor and the Additional Guarantor share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses; the Borrower provides certain centralized financial, accounting and management services to the Additional Guarantor; and the making of the loans will facilitate expansion and enhance the overall financial strength and stability of the Borrower's corporate group, including the Additional Guarantor;


            WHEREAS, it is a condition subsequent to the Lenders' obligation to make loans to the Borrower and the Issuing Bank's obligation to issue letters of credit on behalf of the Borrower under the Credit Agreement that the Additional Guarantor execute and deliver to the Agent this Supplement to Guaranty Agreement, and the Additional Guarantor desires to execute and deliver this Supplement to Guaranty Agreement to satisfy such condition subsequent;

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the loans to the Borrower and the Issuing Bank to issue letters of credit on behalf of the Borrower under the Credit Agreement, the Additional Guarantor hereby agrees as follows:

1. Defined Terms. Capitalized terms not otherwise defined herein which are used in the Subsidiary Guaranty are used herein with the meanings specified for such terms in the Subsidiary Guaranty.

2. Additional Guarantor. The Additional Guarantor agrees that it shall be and become a Guarantor for all purposes of the Subsidiary Guaranty and shall be fully liable, jointly and severally thereunder to the Agent and other Guaranteed Parties to the same extent and with the same effect as though the Additional Guarantor had been a Guarantor originally executing and delivering the Subsidiary Guaranty. Without limiting the foregoing, the Additional Guarantor hereby jointly and severally (with respect to the guaranties made by the Subsidiary Guarantor under the Subsidiary Guaranty), irrevocably and unconditionally, guarantees the punctual payment when due, whether at stated maturity by acceleration of otherwise, of the Borrowings and all other Obligations (as defined in the Credit Agreement, and including all renewals, extensions, modifications and refinancings thereof, now or hereafter existing, whether for principal, interest, fees, expenses or otherwise, and any and all expenses (including reasonable attorneys' fees actually incurred and reasonable out-of-pocket expenses) incurred by the Agent and other Guaranteed Parties in enforcing any rights under the Subsidiary Guaranty (as supplemented hereby), subject, however, to the limitations expressly provided in the Subsidiary Guaranty in Section 14 thereof. All references in the Subsidiary Guaranty to the "Guarantor" shall be deemed to include and to refer to the Additional Guarantor.

3.    Governing Law; Appointment of Agent for Service of Process;
      Submission to Jurisdiction; Waiver of Jury Trial.

            (a) THIS SUPPLEMENT TO GUARANTY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).


           (b)   ANY  LEGAL  ACTION  OR  PROCEEDING   WITH  RESPECT  TO  THIS
SUPPLEMENT TO GUARANTY AGREEMENT RELATED HERETO MAY BE BROUGHT IN THE SUPERIOR COURT OF FULTON COUNTY OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS SUPPLEMENT TO GUARANTY AGREEMENT, THE ADDITIONAL GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE AGENT OR OTHER GUARANTEED PARTIES WITH
RESPECT TO THIS SUPPLEMENT TO GUARANTY AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY DESIGNATES CSC CORPORATION SERVICES OF ATLANTA, GEORGIA, AS THE DESIGNEE, APPOINTEE AND AGENT OF THE ADDITIONAL GUARANTOR TO RECEIVE, FOR AND ON BEHALF OF THE ADDITIONAL GUARANTOR, SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUPPLEMENT TO GUARANTY AGREEMENT OR ANY DOCUMENT RELATED HERETO AND SUCH SERVICE SHALL BE DEEMED COMPLETED THIRTY
(30) DAYS AFTER MAILING THEREOF TO SAID AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY SUCH LOCAL AGENT AND BY THE SERVER OF PROCESS BY MAIL TO THE ADDITIONAL GUARANTOR AT ITS ADDRESS SET FORTH HEREIN, BUT THE FAILURE OF THE ADDITIONAL GUARANTOR TO RECEIVE SUCH COPY SHALL NOT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS SUPPLEMENT TO GUARANTY AGREEMENT OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ADDITIONAL GUARANTOR IN ANY OTHER JURISDICTION.

            (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS
SUPPLEMENT TO GUARANTY AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER.

           IN WITNESS  WHEREOF,  the  Additional  Guarantor  has caused  this
Supplement to Guaranty to be duly executed and delivered under seal by its duly authorized officers as of the date first above written.

Address for Notices:                      ADDITIONAL GUARANTOR:



                                    By:
                                    Title:


                                    Attest:
                                    Title:

                                                    [CORPORATE SEAL]





                                  EXHIBIT D

                             CLOSING CERTIFICATE

      The undersigned, being the SVP - FINANCE of MORRISON HEALTH CARE, INC., a Georgia corporation (the "Borrower"), hereby gives this certificate to induce SUNTRUST BANK, ATLANTA, a Georgia banking corporation, and the other Lenders party to the Credit Agreement described below (referred to collectively as the "Lenders"), SUNTRUST BANK, ATLANTA, as the issuing bank (the "Issuing Bank"), and SUNTRUST BANK, ATLANTA, as Agent (the "Agent") for the Issuing Bank and the Lender, and WACHOVIA BANK, N.A. as Co-Agent (the "Co-Agent") for the Issuing Bank and the Lender, to consummate certain financial accommodations with the Borrower pursuant to the terms of the Amended and Restated Credit Agreement dated as of July 2, 1998 by and among the Borrower, Lenders, the Issuing Bank, the Agent and the Co-Agent (the "Credit Agreement"). Capitalized terms used herein and not defined herein have the same meanings assigned to them in the Credit Agreement:

      The undersigned hereby certifies to the Agent, the Co-Agent, the Issuing Bank and the Lenders that:

1.    In his aforesaid capacity as the     SVP FINANCE        of the
Borrower, he has knowledge of the business and financial affairs of the Borrower sufficient to issue this certificate and is authorized and empowered to issue this certificate for and on behalf of the Borrower.

2. All representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof.

3. After giving effect to the initial Loans to be made to, or initial Letters of Credit to be issued on behalf of, the Borrower pursuant to the Credit Agreement on the Closing Date, no Default or Event of Default has occurred and is continuing.

4. Since the date of the unaudited proforma financial statements of the Consolidated Companies described in Section 5.15 of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect.

5. The Advances to be made or Letters of Credit issued on the date hereof are being used solely for the purposes provided in the Credit Agreement, and such Advances and Letters of Credit and use of proceeds thereof will not contravene, violate or conflict with, or involve the Agent, the Issuing Bank or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority, applicable to the Borrower.

6. The conditions precedent set forth in Sections 4.01 and 4.02 of the Credit Agreement have been or will be satisfied (or have been waived pursuant to the terms of the Credit Agreement) prior to or concurrently with the making of the initial Loans or issuance of initial Letters of Credit under the Credit Agreement.

7. The execution, delivery and performance by the Credit Parties of the Credit Documents will not violate any Requirement of Law or cause a breach or default under any of their respective Contractual Obligations.

8. Each of the Credit Parties has the corporate power and authority to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Credit Documents. No consents or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by any Credit Party, or the validity or enforceability against any Credit Party, of the Credit Documents, other than such consents, authorizations or filings which have been made or obtained.

      IN WITNESS WHEREOF, the undersigned has executed this certificate in his aforesaid capacity as of this 2nd day of July, 1998.



                                    By: /S/K. W. Engwall
                                    Name:K. Wyatt Engwall
                                    Title: Senior Vice President - Finance




                                   Exhibit E
                                   ---------
           Form of Opinion of Powell, Goldstein, Frazer & Murphy, LLP



                                 July 2, 1998


To: Each of the Lenders who are parties to the Credit Agreement referenced below and each assignee thereof that becomes a "Lender" as provided therein, SunTrust Bank, Atlanta, as Swing Line Lender, Issuing Bank and Agent, and Wachovia Bank, N.A., as Co-Agent

      Re: Amended and Restated Credit Agreement dated as of July 2, 1998 (the "Credit Agreement"), among Morrison Health Care, Inc., each of the Lenders listed on the signature pages thereto, SunTrust Bank, Atlanta, as Swing Line Lender , Issuing Bank and Agent, and Wachovia Bank, N.A., as Co-Agent

Ladies and Gentlemen:

      This opinion is furnished pursuant to Section 4.01(i) of the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have the respective meanings set forth or referred to in the Credit Agreement, unless otherwise defined herein.

      We have acted as counsel for Morrison Health Care, Inc., a Georgia corporation (the "Borrower"), and Culinary Solutions, Inc., a Georgia corporation (the "Guarantor"; and together with the Borrower, the "Credit Parties"), in connection with the preparation, negotiation, execution and delivery of the following documents (the "Credit Documents"):

            1.    The Credit Agreement;

            2.    The Revolving Credit Notes;

            3.    The Swing Line Note; and

            4.    The Guaranty Agreement.

      In connection with our opinion we have examined the Credit Documents and the corporate proceedings of the Boards of Directors of the Credit Parties. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

      This opinion letter is limited by, and is rendered in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia ("Interpretive Standards"), which Interpretative Standards are incorporated in this opinion letter by this reference.

      We have assumed the genuineness of all signatures (other than those on behalf of the Credit Parties) on, and authenticity of, all documents submitted to as originals and the conformity to original documents of all documents submitted to us as copies.

      With respect to any element of mutuality which may be required in order to support the enforceability of the Credit Documents, we have assumed that all parties thereto other than the Credit Parties (the "Other Parties") have all requisite power and authority to enter into and perform their respective obligations under the Credit Agreement and the other Credit Documents to which they are parties, that the Credit Agreement and such other Credit Documents have been duly authorized, executed and delivered by the Other Parties, and that the Credit Agreement and such other Credit Documents constitute the legal, valid and binding obligations of the Other Parties.

      Based on the foregoing, and subject to the qualifications hereunder set forth, we are of the opinion that:

            1. Each of the Credit Parties is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.

            2. Each of the Credit Parties has the corporate power to own and operate its property and to conduct its business as now conducted and to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Credit Documents. Each of the Credit Parties has duly authorized, executed and delivered each Credit Document to which it is a party.

            3. No consent, approval or authorization of, or registration, declaration or filing with any governmental authority of the United States of America or the State of Georgia is required in connection with the execution, delivery, performance, validity or enforceability of the Credit Documents.

            4. (a)      The execution, delivery and performance by each of
the Credit Parties of the Credit Documents to which it is a party do not and will not violate (i) the articles of incorporation of such Credit Party,
(ii) any existing Requirement of Law (other than any determination of an arbitrator or a court or other governmental authority) of the United States of America or the State of Georgia applicable to such Credit Party, or
(iii) insofar as known to us, any determination of an arbitrator or a court or other governmental authority applicable to such Credit Party.

      (b) The execution, delivery and performance by the Borrower of the Credit Documents to which it is a party do not and will not result in a breach of or default under any material written agreements or the creation or imposition of a contractual lien or security interest in, on or against any of its properties under any material written agreements. With your permission we have assumed the term "material written agreements" as used in the preceding sentence includes only the Sharing Agreements.

            5. Each of the Credit Documents constitutes the legal, valid and binding obligation of each of the Credit Parties that is a party thereto, enforceable against each such Credit Party in accordance with its terms. The provisions of the Credit Documents with respect to payment of interest, fees, costs and other charges for the use of money deemed to be interest under Georgia law (collectively "Interest Charges") do no violate the interest and usury laws as in effect in the State of Georgia.

            6. None of the Credit Parties is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            7. The making of any Loans and the application of the proceeds thereof as provided in the Credit Agreement do not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

            Our opinions set forth above are subject to the following qualifications:

      A. Our opinions are limited to the laws of the United States of America and the State of Georgia.

      B. With respect to the opinions contained in paragraph 1 above, we have not obtained tax clearance certificates from the taxing authorities of the relevant jurisdictions.

      C. With respect to the opinion expressed in paragraph 5 above, we have assumed that:

            i) the Interest Charges have been or will be applied for the purposes described in the Credit Documents; and

           ii) all such Interest Charges have been or will be applied for purposes described in the Credit Documents;

          iii) interest will not be charged on overdue interest, in violation of O.C.G.A. Section 7-4-17; and

           iv) the Interest Charges shall not exceed five percent (5%) per month in violation of O.C.G.A. Section 7-4-18;

      Based upon the limitations and qualifications set forth above, we confirm to you that:

            i) Except for the claims described in Schedule 5.05 to the Credit Agreement, to our knowledge (but without independent investigation), no litigation, investigation or proceeding of or before any court, tribunal, arbitrator or governmental authority is pending or overtly threatened by a written communication by or against any of the Credit Parties or against any of their respective properties or revenues or with respect to the Credit Documents or any of the transactions contemplated thereby which would have a Materially Adverse Effect.

           ii) Each of the Credit Parties is qualified to transact business as a foreign corporation in the states set forth in Exhibit A hereto, except as noted to the contrary hereinbelow. The foregoing statement is based solely upon certificates provided by agencies of those states, copies of which Borrower has delivered to you on the date hereof, and is limited to the meaning ascribed to such certificates by each applicable state agency. In this connection, we draw to your attention that we were unable to obtain certificates of authority for the Borrower from the District of Columbia and Arkansas, due to the apparent failure of the Borrower to file its annual reports and/or pay any applicable franchise taxes in those jurisdictions. We have been advised that curative measures are being taken by the Borrower to bring itself into good standing in those two jurisdictions.


      This opinion has been delivered solely for the benefit of the Lenders, the Issuing Bank, the Agent and the Co-Agent, and their permitted successors and assigns under the Credit Agreement, and may not be relied upon by any other person or entity or for any other purpose without the express written permission of the undersigned.

                              Very truly yours,



                  /s/ POWELL, GOLDSTEIN, FRAZER & MURPHY LLP





                                  EXHIBIT A


Morrison Health Care, Inc. (GA)

      Foreign Qualifications:

            Alabama
            Arizona
            Arkansas*
            California
            Colorado
            Connecticut
            Delaware
            District of Columbia*
            Florida
            Illinois
            Indiana
            Iowa
            Kentucky
            Louisiana
            Maine
            Maryland
            Massachusetts
            Michigan
            Mississippi
            Missouri
            New Hampshire
            New Jersey
            New York
            North Carolina
            Ohio (d/b/a Morrison Food and Nutrition Services)
            Oklahoma
            Pennsylvania
            South Carolina
            Tennessee
            Texas
            Vermont
            Virginia
            West Virginia

Culinary Solutions, Inc. (GA)

      Foreign Qualifications:

            Maryland


* Not in good standing.








                                   EXHIBIT_F

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT


            ASSIGNMENT AND ACCEPTANCE  AGREEMENT (the "Assignment  Agreement")
dated         as        of         _____________,         19__         between
______________________________________________         ("Assignor")        and
__________________________________  ("Assignee").  All capitalized  terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H:

            WHEREAS, Assignor is a party to an Amended and Restated Credit Agreement, dated as of July 2, 1998 (as amended to the date hereof, the "Credit Agreement"), among Morrison Health Care, Inc. (the "Borrower"), the financial institutions from time to time party thereto (including Assignor, the "Lenders") SunTrust Bank, Atlanta, as the Issuing Bank (the "Issuing Bank"), SunTrust Bank, Atlanta, as Agent (the "Agent") for the Issuing Bank and the Lenders, and Wachovia Bank, N.A., as Co-Agent ("Co-Agent") for the Issuing Bank and Lenders (the "Co-Agent");

            WHEREAS, Assignor has a Revolving Loan Commitment of $___________ under the Credit Agreement pursuant to which it has made outstanding Advances of $_____________; and

            WHEREAS,   Assignor  and  Assignee  wish  Assignor  to  assign  to
Assignee its rights under the Credit Agreement with respect to all or a portion of its Commitment and its outstanding Advances;

            WHEREAS, Assignor and Assignee wish Assignee to assume the obligations of Assignor under the Credit Agreement to the extent of the rights so assigned;

            NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

           1. Assignment. Assignor hereby assigns to Assignee, without recourse, or representation or warranty (other than expressly provided herein) and subject to Section 4(b) hereof, ___% as the "Assignee's Share" ("Assignee's Share") of all of Assignor's rights, title and interest arising under the Credit Agreement relating to Assignor's Commitment, including with respect to Assignee's Share of the Advances heretofore made by the Assignor under the Credit Agreement. The dollar amount of Assignee's Share of Assignor's Commitment is $__________, the dollar amount of Assignee's Share of Assignor's outstanding Advances pursuant thereto is $__________.

            2. Assumption. Assignee hereby assumes from Assignor all of Assignor's obligations arising under the Credit Agreement relating to Assignee's Share of Assignor's Commitment and of the Advances. It is the intent of the parties hereto that Assignor shall be released from all of its obligations under the Credit Agreement relating to Assignee's Share.

            3. Assignments; Participations. Assignee may not assign all or any part of the rights granted to it hereunder. Assignee may sell or grant participations in all or any part of the rights granted to it hereunder in accordance with the provisions of Section 10.06 of the Credit Agreement.

            4.    Payment of Interest and Fees to Assignee.

                  (a) As of the date hereof interest is payable by the Borrower in respect of Assignee's Share of the Eurodollar Advances at a rate equal to ___% per annum above LIBOR for Revolving Loans and a Commitment Fee equal to ___% per annum on the Assignee's Share of the average daily unused portion of the Commitments.

                  (b) Notwithstanding anything to the contrary contained in this Assignment Agreement, if and when Assignor receives or collects any payment of interest on any Advance attributable to Assignee's Share or any payment of the Commitment Fee attributable to Assignee's Share which, in any such case, are required to be paid to Assignee pursuant to clause (a) above, Assignor shall distribute to Assignee such payment but only to the extent such interest or fee accrued after the Assignment Effective Date (as hereinafter defined).

                  (c) Notwithstanding anything to the contrary contained in this Assignment Agreement, if and when Assignee receives or collects any payment of interest on any Advance or any payment of the Commitment Fee which, in any such case, is required to be paid to Assignor pursuant to clause (a) above, Assignee shall distribute to Assignor such payment.

            5. Payments on Assignment Effective Date. In consideration of the assignment by Assignor to Assignee of Assignee's Share of Assignor's
Revolving Loan Commitment, Term Loan and Advances as set forth above, Assignee agrees to pay to Assignor on or prior to the Assignment Effective Date an amount specified by Assignor in writing on or prior to the Assignment Effective Date which represents Assignee's Share of the principal amount of the respective Advances made by Assignor pursuant to the Credit Agreement and outstanding on the Assignment Effective Date.


            6. Effectiveness. (a) This Assignment Agreement shall become effective on the date (the "Assignment Effective Date") (which is at least five days after the date hereof) on which (i) Assignor and Assignee shall have signed a copy hereof (whether the same or different copies) and, in the case of Assignee, shall have delivered the same to Assignor, (ii) the Borrower shall have consented hereto, (iii) a copy of the fully executed Assignment, a fee of $2,500 and the Note evidencing the Commitment and assigned hereby shall have been delivered to the Agent, and (iv) Assignee shall have paid to Assignor the amount set forth in Section 5.

                  (b) It is agreed that all interest on any Advance attributable to Assignee's Share and all Commitment Fees attributable to Assignee's Share, which, in each case, accrues on and after the Assignment Effective Date shall be paid directly to the Assignee in accordance with the Credit Agreement.

            7. Amendment of Credit Agreement. On the Assignment Effective Date the Credit Agreement shall be amended by deeming the signature of Assignee herein as a signature to the Credit Agreement. The Assignee shall be deemed a "Lender" for all purposes under the Credit Agreement and shall be subject to and shall benefit from all of the rights and obligations of a Lender under the Credit Agreement. The address of the Assignee for notice purposes shall be as set forth below, and the Credit Agreement shall be amended by deeming such signature page and address to be included thereon. Without limiting the generality of the foregoing, Assignee agrees that it will perform its obligations as a Lender under the Credit Agreement as required by the terms thereof and Assignee appoints and authorizes the Agent to take such actions as Agent on its behalf and exercise such powers under the Credit Agreement and the other loan documents as are delegated to the Agent by the terms of the Credit Agreement and the other credit documents, together with such powers as are reasonably incidental thereto.

            8. Representations and Warranties. Each of the Assignor and the Assignee represents and warrants to the other party as follows:

                  (a)   it has full  power  and  authority,  and has taken all
action necessary, to execute and deliver this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement;

                  (b) the making and performance by it of this Assignment Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other law or regulation applicable to it;

                  (c) this Assignment Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and


                  (d)   all  consents,  licenses,  approvals,  authorizations,
exemptions, registrations, filings, opinions and declarations from or with any agency, department, administrative authority, statutory corporation or judicial entity necessary for the validity or enforceability of its obligations under this Assignment Agreement have been obtained, and no governmental authorizations other than any already obtained are required in connection with its execution, delivery and performance of this Assignment Agreement.

            9. Expenses. The Assignor and the Assignee agree that each party shall bear its own expenses in connection with the preparation and execution of this Assignment Agreement.

            10. Miscellaneous. (a) Assignor shall not be responsible to Assignee for the execution (by any party other than the Assignor), effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of the Credit Agreement, the Note or the Guaranty Agreement or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by Assignor to Assignee or by or on behalf of the Borrower or any Guarantor to Assignor or Assignee in connection with the Credit Agreement, the Note or the Guaranty Agreement and the transactions contemplated thereby. Assignor shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in the Credit Agreement, the Note or the Guaranty Agreement or as to the use of the proceeds of the Advances or as to the existence or possible existence of any event which constitutes an Event of Default or which with the giving of notice or the passage of time or both would constitute an Event of Default.

                  (b) Assignee represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Borrower and each Guarantor in connection with the making of the Advances and the assignment of Assignee's Share of Assignor's Commitments and of Assignor's Advances to Assignee hereunder and has made and shall continue to make its own appraisal of the creditworthiness of the Borrower and each Guarantor. Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the Advances or at any time or times thereafter and shall further have no responsibility with respect to the accuracy of, or the completeness of, any information provided to Assignee, whether by Assignor or by or on behalf of either the Borrower or any Guarantor.

                  (c) THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA.

                  (d)   No term or provision of this Assignment  Agreement may
be  changed,  waived,   discharged  or  terminated  orally,  but  only  by  an
instrument in writing signed by both parties.

                 (e) This Assignment Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

                  (f) The Assignor may at any time or from time to time grant to others assignments or participations in its Commitments or the Advances but not in the portions thereof assigned to Assignee pursuant to this Assignment Agreement. The Assignor represents and warrants that it has not at any time prior to the Assignment Effective Date encumbered or assigned the portion of its Commitments or Advances being assigned hereunder.

                  (g) All payments hereunder or in connection herewith shall be made in Dollars and in immediately available funds, if payable to the Assignor, to the account of the Assignor at its address as designated in the Credit Agreement, and, if payable to the Assignee, to the account of the Assignee's address, as designated on the signature page hereof.

                  (h) This Assignment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither of the parties hereto may assign or transfer any of its rights or obligations under this Assignment Agreement without the prior consent of the other party.

                  (i) All representations and warranties made herein and indemnities provided for herein shall survive the consummation of the transaction contemplated hereby.

                  (j) The Assignee acknowledges receipt of copies of the documents received in connection with the transactions contemplated by the Credit Agreement, the Guaranty Agreement and this Assignment Agreement.

           IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Assignment Agreement as of the date first above written.

                                    [NAME OF ASSIGNOR]


                                    By:
                                         Title:


Assignee's Share of                 [NAME OF ASSIGNEE]
Revolving Loan Commitment:

$                                   By:
                                       Title:



Address:





Tel. No:
Fax No:

CONSENTED TO AS OF THE
DATE SET FORTH ABOVE:

MORRISON HEALTH CARE, INC.


By:
   Title: